UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

GREENLIGHT CAPITAL RE, LTD.
(Name of Registrant As Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION MARCH 30, 2023
GREENLIGHT CAPITAL RE, LTD.
65 Market Street, Suite 1207
Jasmine Court, Camana Bay
P.O. Box 31110
Grand Cayman, KY1-1205
Cayman Islands
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 25, 2023

Notice is hereby given that the Annual General Meeting of Shareholders, or the Meeting, of Greenlight Capital Re, Ltd., or the Company, will be held at the Company’s offices at 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, Grand Cayman, Cayman Islands on July 25, 2023 at 9:00 a.m. (local time), for the following purposes:
1.    To consider and vote upon a proposal to elect ten (10) directors to serve on the Board of Directors of the Company until the Annual General Meeting of Shareholders of the Company in 2024, or the 2024 Meeting;
2.    To consider and vote upon a proposal to elect ten (10) directors to serve on the Board of Directors of Greenlight Reinsurance, Ltd. until the 2024 Meeting, which, pursuant to the Company’s Third Amended and Restated Memorandum and Articles of Association, or the Articles, is required to be considered by the shareholders of the Company;
3.    To consider and vote upon a proposal to elect six (6) directors to serve on the Board of Directors of Greenlight Reinsurance Ireland, Designated Activity Company until the 2024 Meeting, which, pursuant to the Articles, is required to be considered by the shareholders of the Company;
4.    To consider and vote upon a proposal to ratify the appointment of Deloitte Ltd. as the independent auditors of the Company for the fiscal year ending December 31, 2023;
5.    To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as the independent auditors of Greenlight Reinsurance, Ltd. for the fiscal year ending December 31, 2023, which, pursuant to the Articles, is required to be considered by the shareholders of the Company;
6.    To consider and vote upon a proposal to ratify the appointment of Deloitte Ireland LLP as the independent auditors of Greenlight Reinsurance Ireland, Designated Activity Company for the fiscal year ending December 31, 2023, which, pursuant to the Articles, is required to be considered by the shareholders of the Company;
7.    To consider and vote upon a proposal to re-designate Class B ordinary shares as Class A ordinary shares, reclassify the Class A ordinary shares as “ordinary shares” and eliminate the Company’s dual-class share structure, or the Re-designation Resolutions;
8.    To consider and vote upon a proposal to amend the Articles to eliminate the voting power reduction, or cut-back, provisions related to the Class A ordinary shares contained in §§12(3), 43(2), 53(2) and 54 of the Articles, or the Voting Cut-back Amendment;
9.    To consider and vote upon a proposal to amend the Articles to eliminate certain subsidiary voting, or push-up, provisions contained in §§96 and 97 of the Articles, or the Push-up Amendment;
10.    To consider and vote upon a proposal to adopt the Fourth Amended and Restated Memorandum and Articles of Association attached to this proxy statement as Appendix D (so as to incorporate the amendments in proposals 7, 8 and 9);
11.    To consider and vote upon a proposal to approve and adopt the 2023 Omnibus Incentive Plan;
12.     To consider and cast a non-binding advisory vote on a resolution approving the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission;
13.    To consider and cast a non-binding advisory vote on the frequency with which say-on-pay votes should be held in the future; and
14.    To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof.

Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

Only shareholders of record, as shown by the transfer books of the Company, at the close of business on May 1, 2023 will be entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.

In accordance with rules adopted by the Securities and Exchange Commission, we are pleased to furnish these proxy materials to shareholders over the Internet rather than in paper form.  We believe these rules allow us to provide our shareholders with expedited and convenient access to the information they need, while helping to conserve natural resources and lower the costs of printing and delivering proxy materials.

Whether or not you plan to attend the Meeting, we hope you will vote as soon as possible.  Voting your proxy will ensure your representation at the Meeting.  We urge you to carefully review the proxy materials and to vote FOR the election of each director nominee named in proposals 1, 2 and 3, FOR proposals 4 through 12 and “1 YEAR” with respect to proposal 13.

By Order of the Board of Directors,
/s/ Simon Burton
Simon Burton
Chief Executive Officer
________, 2023
Grand Cayman, Cayman Islands

MEETING INFORMATION

DATE	TIME	PLACE
July 25, 2023	9:00 a.m., Local Time	65 Market Street, Suite 1207, Jasmine Court, Camana Bay, Grand Cayman, Cayman Islands 1-800-652-8683
HOW TO VOTE
Your vote is very important. Whether or not you plan to attend the Meeting, we encourage you to read this proxy statement and submit your proxy so that your shares can be voted at the Meeting and to help us ensure a quorum at the Meeting. You may nonetheless vote in person if you attend the Meeting.

IN PERSON	BY PHONE	BY INTERNET	BY MAIL
You may come to the Meeting and cast your vote in person	1-800-690-6903	www.proxyvote.com	Mark, sign and date your proxy card and return it in the postage-paid envelope

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON JULY 25, 2023: THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS, PROXY STATEMENT AND THE ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT www.envisionreports.com/GLRE

GREENLIGHT CAPITAL RE, LTD.
65 Market Street, Suite 1207, Jasmine Court, Camana Bay
P.O. Box 31110
Grand Cayman, KY1-1205
Cayman Islands

PROXY STATEMENT
ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 25, 2023

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors, or our Board, of Greenlight Capital Re, Ltd., or the Company, of proxies for use at the Annual General Meeting of Shareholders of the Company, or the Meeting, to be held at 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, Grand Cayman, Cayman Islands on July 25, 2023 at 9:00 a.m. (local time), and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders.  The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including consolidated financial statements, or the Annual Report, is included with this Proxy Statement for informational purposes and not as a means of soliciting your proxy.  We will furnish any exhibit to our Annual Report at no charge to any shareholder who provides a written request to the Company’s Secretary at the address above. You can also access our filings with the Securities and Exchange Commission, including our Annual Reports and all amendments thereto, at www.sec.gov.

    This Proxy Statement and the accompanying proxy card and Notice of Annual General Meeting of Shareholders are first being provided to shareholders on or about May 11, 2023.

Unless otherwise indicated or unless the context otherwise requires, all references in this Proxy Statement to “the Company,” “GLRE,” “we,” “us,” “our,” and similar expressions are references to Greenlight Capital Re, Ltd.  All references to “Greenlight Re” are references to Greenlight Reinsurance, Ltd., a Cayman Islands reinsurer and wholly-owned subsidiary of GLRE.  All references to “GRIL” are references to Greenlight Reinsurance Ireland, Designated Activity Company, an Ireland reinsurer and wholly-owned subsidiary of GLRE.

PROXY SUMMARY

This summary highlights certain information in this Proxy Statement and does not contain all the information you should consider in voting your shares. Please refer to the complete Proxy Statement and our Annual Report prior to voting at the Meeting.

Items of Business

The items of business to be addressed at the Meeting are as follows:

1. Elect each of the ten (10) director nominees to serve on the Company’s Board of Directors until the Annual General Meeting of Shareholders of the Company in 2024, or the 2024 Meeting;

2. Elect each of the ten (10) director nominees to serve on the Board of Directors of Greenlight Reinsurance, Ltd., or Greenlight Re, until the 2024 Meeting;

3. Elect each of the six (6) director nominees to serve on the Board of Directors of Greenlight Reinsurance Ireland, Designated Activity Company, or GRIL, until the 2024 Meeting;

4. Ratify the appointment of Deloitte Ltd., an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2023;

5. Ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as Greenlight Reinsurance, Ltd.’s independent auditors for the fiscal year ending December 31, 2023;

6. Ratify the appointment of Deloitte Ireland LLP as Greenlight Reinsurance Ireland, Designated Activity Company’s independent auditors for the fiscal year ending December 31, 2023;

7. Re-designate all the authorized and issued Class B ordinary shares as Class A ordinary shares, reclassify the Class A ordinary shares as “ordinary shares” and eliminate the Company’s dual-class share structure, or the Re-designation Resolutions;

8. Amend the Articles to eliminate the voting power reduction, or cut-back, provisions related to the Class A ordinary shares contained in §§12(3), 43(2), 53(2) and 54 of the Articles, or the Voting Cut-back Amendment;

9. Amend the Articles to eliminate the subsidiary voting, or push-up, provisions contained in §§96 and 97 of the Articles, or the Push-up Amendment;

10. Adopt the Fourth Amended and Restated Memorandum and Articles of Association attached to this proxy statement as Appendix D (the proposed amendment and restatement of the Articles to incorporate the amendments in proposals 7, 8 and 9);

11. Approve and adopt the 2023 Omnibus Incentive Plan;

12. Conduct a non-binding advisory vote on executive compensation;

13. Conduct a non-binding advisory vote on the frequency with which say-on-pay votes should be held in the future; and

14. Transact any other business that may properly come before the Meeting or any adjournment or postponement thereof.

Recommendations of the Board

Our Board recommends that our shareholders take the following actions at the Meeting:

Proposal		Board Voting Recommendation	Page Reference

1	Election of the Company’s Board of Directors	FOR each nominee	10
2	Election of Greenlight Re’s Board of Directors	FOR each nominee	32
3	Election of GRIL’s Board of Directors	FOR each nominee	32
4	Ratification of Company’s Auditors	FOR	33
5	Ratification of Greenlight Re’s Auditors	FOR	34
6	Ratification of GRIL’s Auditors	FOR	34
7	Approval of the Re-designation Resolutions	FOR	34
8	Approval of the Voting Cut-back Amendment	FOR	37
9	Approval of the Push-up Amendment	FOR	37
10	Adoption of the Fourth Amended and Restated Memorandum and Articles of Association	FOR	38
11	Approval of the 2023 Omnibus Incentive Plan	FOR	39
12	Advisory Vote on Say-on-Pay	FOR	39
13	Advisory Vote on Say-on-Frequency	1 YEAR	45

THE COMPANY AT A GLANCE

Overview

Established in 2004, the Company provides multiline property and casualty insurance and reinsurance through its licensed and regulated reinsurance entities in the Cayman Islands and Ireland, and its Lloyd's platform, Greenlight Innovation Syndicate 3456. The Company complements its underwriting activities with a non-traditional investment approach designed to achieve higher rates of return over the long term than reinsurance companies that exclusively employ more traditional investment strategies. In 2018, the Company launched its Greenlight Re Innovations unit, which supports technology innovators in the (re)insurance space by providing investment capital, risk capacity, and access to a broad insurance network.

Open Market Underwriting

•Combination of lead and follow business determined by expertise and market intelligence.
•Small scale allows consistent review of all risks and dynamic allocation of capacity to best opportunities
•Focus on short- and medium-tail risks where we can compete on similar terms with larger peers.

Innovations

•Leverage investment to provide optionality to participate in (re)insurance business opportunities.
•Benefit from potential capital appreciation on early stage investments.
•For each investment, we have a high level of influence, diversification and option on future business.

Solasglas Investments

•Designed to achieve higher rates of return over the long term than more traditional fixed income investment strategies.
•Low correlation to underwriting.
•Long-short strategy reduces market exposure.
•No material direct interest rate risk.

Corporate Governance Highlights

We are committed to good corporate governance, which promotes the long-term interests of shareholders, strengthens Board and management accountability and helps build public trust in the Company. The section entitled “Corporate Governance and Board of Directors and Committees” beginning on page 20 describes our corporate governance framework, which includes the following highlights:

•Annual election of directors
•Seven of our ten director nominees are independent, two are female and one is Hispanic
•Four of our ten director nominees joined our Board since 2021 (one director nominee added in 2023)
•Comprehensive Code of Ethics and Business Conduct and Corporate Governance Guidelines
•Conflict of Interest and Related Party Transaction Policy

•Frequent executive sessions of independent members of the Board and Committees
•Separate Chair, CEO and Lead Independent Director
•Nominating, Governance and Corporate Responsibility Committee participates in executive succession planning
•Directors elected by majority vote
•Regular Board, Committee and Director peer evaluations
•Board and Committee review of strategic, operational and compliance risks

•Ethics and corporate compliance hotline
•Ordinary Share Ownership Guidelines for Directors and Officers adopted in 2021
•Amended and Restated Insider Trading Policy (including prohibition on hedging and pledging)
•Pay for Performance alignment
•Coordinated investor outreach
•No poison pill
•Clawback Policy

The Board approved certain amendments to our Articles be put to a vote of the shareholders at the Meeting, including the elimination of the dual-class share structure, the elimination of the voting cut-back provisions of the Articles related to the Class A ordinary shares and the elimination of the push-up provisions of the Articles. As further discussed in this proxy statement, shareholders of record on May 1, 2023 will have the opportunity to vote on these proposals, which are further discussed under “Proposal Seven — Approval of the Re-designation Resolutions”, “Proposal Eight — Approval of the Voting Cut-back Amendment”, “Proposal Nine — Approval of the Push-up Amendment” and “Proposal Ten — Adoption of the Fourth Amended and Restated Memorandum and Articles of Association.”

Environmental, Social and Governance

As a global provider of risk protection to cedents around the world, we believe that environmental, social and governance, or ESG, considerations should be at the heart of our operations. Our values of sound risk management, good governance, sustainability and social responsibility are reflected in how we operate our business, and are reflected in how we treat our colleagues, our clients and communities. The Nominating, Governance and Corporate Responsibility Committee of our Board, or the Nominating, Governance and Corporate Responsibility Committee, has ultimate oversight over our ESG strategy and practices and is responsible for reporting to the Board periodically on these issues.

Governance

We maintain our Code of Business Conduct and Ethics, or the Code of Ethics, that showcases our Company’s values to do the right thing. The Code of Ethics has important guidelines, expectations and information that our employees, officers and directors commit to, to guide their day-to-day business behavior. To further align the values of each company stakeholder, we also maintain an insider trading policy, share ownership and retention policy, conflict of interest and related party policies, clawback policy and corporate governance guidelines. See “Corporate Governance Highlights.”

Diversity, Equity and Inclusion

We aim to push one another’s thinking, challenge long-held beliefs and assumptions and positively influence the social, environmental and economic well-being of our employees and the communities in which we live and operate. We help our employees and their families thrive by offering comprehensive benefits plans and personal and professional wellness tools, including premium healthcare benefits, a flexible work policy and company-sponsored access to professional development and training seminars. We believe our organic efforts relating to diversity, equity and inclusion, as evidenced by the composition of our workforce, is an integral component to our success and our culture. In support of our commitment, we have bolstered our corporate culture initiatives and goals, which we believe is vital to our business success.

Anticipating the evolving needs of our business strategy demands diverse ideas, perspectives, expertise and continued innovation. As a part of this effort to build the Company’s future, we continue to focus on fostering a culture of inclusion to attract, develop and retain diverse talent at all levels. In March 2023, we conducted a survey completed by 37 of our 46 employees. Of those who responded, 35% identified as female, 6% identified as gay or asexual, and 38% identified as racially or ethnically diverse. Additionally, the Company is developing a diverse Board. Our director nominees are nationally diverse, comprised of citizens from the United States, Cayman Islands, Canada, Colombia, United Kingdom and Ireland and 20% of our director nominees are female. Diversity continues to be an important consideration in our approach to Board composition.

Employee Diversity Data
We strive to achieve a culture where everyone can feel a sense of ownership and accountability. This is best evidenced by our compensation structure, which balances the importance of both enterprise and individual performance. We believe everyone deserves equal opportunities for growth and advancement. Central to this goal is developing strong leaders who embrace our differences to inspire our best solutions. We believe that investing in our people and giving back to our communities builds and strengthens ties to the Company, our clients and our shareholders, which, in turn, advances better outcomes for all of our stakeholders.

Community

We aim to positively influence social, environmental and economic conditions for our employees, and by extension the communities where we live and work.

The Company and our Board value each of our employees and remain committed to ensuring that a safe and healthy workplace and environment is maintained. The Company is helping our full-time and part-time employees and their families thrive by offering comprehensive benefit plans and personal and professional wellness tools, including premium healthcare benefits, a flexible work policy and company-sponsored access to professional development and training seminars. We have adopted a flexible workplace policy for our employees. In addition to workplace respect, we expect employees to preserve and promote a clean, safe, and healthy local and global environment.

In addition, the Company has had a Charity Committee since 2006, which is composed of employees with oversight from a designated executive officer. The Charity Committee considers donation requests by employees that focus on areas of environment, youth and sports, arts and culture and benevolence. Additionally, at the discretion of the designated executive officer, the Company matches contributions made by our employees to non-profit organizations, including to environmental and social causes. The Company is a proud supporter of the National Trust for the Cayman Islands.

Since 2008, we have a scholarship program that provides financial assistance to Caymanian students who wish to further their post-high school education locally, allowing them to obtain degrees or vocational training in the field of their choice. During 2022, we granted scholarships to 19 eligible Caymanian students to assist with their post-secondary education.

Environmental

The Company understands its responsibility not only to provide solutions that help our clients manage their environmental and climate change risks, but also to monitor and control our carbon usage and ecological impact. Our Company is headquartered in Camana Bay, which is a community that values sustainable practices and initiatives, including recycling program, a farmers market to encourage locally-sourced food, and electric vehicle charging stations. While our operations do not have a large physical footprint, we recognize that even the smallest measures contribute to minimizing our environmental impact and maximizing the sustainability of our business. As part of those small efforts, we have reduced our printing, leverage cloud application services and third party hosting to reduce datacenter processing. By virtue of our business, the Company assesses and offers protection against weather-related risks such as hurricanes, storms, wildfires and floods, helping businesses and individuals proactively manage their exposure to such risks.

VOTING
Voting Procedures

As a shareholder of GLRE, you have a right to vote on certain business matters affecting GLRE. The proposals that will be presented at the Meeting and upon which you are being asked to vote are discussed below under the “Proposals” section. Each Class A ordinary share of GLRE you own as of the record date, May 1, 2023, entitles you to one vote on each proposal presented at the Meeting, subject to certain provisions of our Articles, as described below under “Voting Securities and Vote Required.”

Electronic Availability of Proxy Materials for 2023 Annual Meeting

Under rules adopted by the Securities and Exchange Commission, or the SEC, we are furnishing proxy materials to our shareholders primarily via the Internet, instead of mailing printed copies of those materials to each shareholder. On or about May 11, 2023 we will mail to our shareholders (other than those who previously requested electronic or paper delivery of all proxy materials) a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and our annual report. The Notice of Internet Availability also instructs you on how to access your proxy card to vote over the Internet, by mail or telephone.

This process is designed to expedite shareholders’ receipt of proxy materials, help conserve natural resources and lower the cost of the Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Requesting a Paper Copy of Proxy Materials

Any registered shareholder receiving a Notice of Internet Availability who would like to request a separate paper copy of these materials, should: (1) go to www.envisionreports.com/GLRE and follow the instructions provided; (2) send an e-mail message to investorvote@computershare.com with “Proxy Materials Greenlight Capital Re, Ltd.” in the subject line and provide your name, address and the control number that appears in the box on the Notice of Internet Availability, and state in the e-mail that you want a paper copy of current meeting materials; or (3) call our stock transfer agent (Toll Free) at 1(866) 641-4276.

VOTING SECURITIES AND VOTE REQUIRED

As of March 30, 2023, the following ordinary shares are issued and outstanding:
•29,126,148 Class A ordinary shares, par value $0.10 per share; and
•6,254,715 Class B ordinary shares, par value $0.10 per share.The above ordinary shares are our only classes of equity shares outstanding and entitled to vote at the Meeting.

Class A Ordinary Shares

Each Class A ordinary share is entitled to one vote per share. However, except upon unanimous consent of our Board, no holder is permitted to acquire an amount of shares which would cause any person to own (directly, indirectly or constructively under applicable United States tax attribution and constructive ownership rules) 9.9% or more of the total voting power of the total issued and outstanding ordinary shares, such person referred to hereinafter as a 9.9% Shareholder.  The Board will reduce, or cut back, the voting power of any holder that is a 9.9% Shareholder to the extent necessary such that the holder ceases to be a 9.9% Shareholder.  In connection with this cut-back, the voting power of the other shareholders of the Company may be adjusted pursuant to the terms of the Articles. Accordingly, certain holders of Class A ordinary shares may be entitled to more than one vote per share subject to the 9.9% restriction in the event that our Board is required to make an adjustment on the voting power of any 9.9% Shareholder or the voting power of a holder of Class B ordinary shares as described below. At the

Meeting, we are recommending to our shareholders the elimination of these voting power reduction, or cut-back, provisions related to the Class A ordinary shares. See “Proposal Eight — Approval of the Voting Cut-back Amendment.”

Class B Ordinary Shares

Each Class B ordinary share is entitled to ten votes per share.  However, the total voting power of all Class B ordinary shares, as a class, will not exceed 9.5% of the total voting power of the total issued and outstanding ordinary shares.  The voting power of any Class A ordinary shares held by any holder of Class B ordinary shares (whether directly, or indirectly or constructively under applicable United States tax attribution and constructive ownership rules) will be included for purposes of measuring the total voting power of the Class B ordinary shares.  The Board will reduce the voting power of any holder of Class B ordinary shares if the Class B ordinary shares, as a class, own more than 9.5% of the total voting power of the total issued and outstanding ordinary shares to the extent necessary such that the Class B ordinary shares, as a class, cease to own more than 9.5% of the total voting power of the outstanding ordinary shares.  In connection with this reduction, the voting power of the other holders of ordinary shares of the Company will be adjusted pursuant to the terms of the Articles.

All of the Class B ordinary shares, equivalent to 17.7% of the issued and outstanding ordinary shares of the Company as of March 30, 2023 are beneficially held by David Einhorn, chair of our Board. As result of reduction of the voting power of the Class B ordinary shares, Mr. Einhorn is entitled to vote only 9.5% of the total voting power of the total issued and outstanding ordinary shares. Accordingly, the ten times voting rights afforded to the holders of the Class B ordinary shares currently has no practical impact or effect and does not provide any voting advantage to Mr. Einhorn as the beneficial holder of the Class B ordinary shares.

At the Meeting, we are recommending to our shareholders that the Class B ordinary shares be re-designated as Class A ordinary shares, that our Class A ordinary shares be reclassified as ordinary shares and that our dual-class structure be eliminated. See “Proposal Seven — Approval of the Re-designation Resolutions.”

If proposal 7 is approved, the rights of the Class B ordinary shares shall be re-designated as Class A ordinary shares and shall have all of the rights attributable to the Class A ordinary shares, including the right to vote as Class A ordinary shares on proposals 8, 9, 10, 11, 12 and 13.

Voting Reduction

The applicability of the voting power reduction, or cut-back, provisions to any particular shareholder depends on facts and circumstances that may be known only to the shareholder or related persons. Accordingly, we request that any holder of ordinary shares with reason to believe that it is a 9.9% Shareholder contact us promptly so that we may determine whether the voting power of such holder’s ordinary shares should be reduced.  By submitting a proxy, a holder of ordinary shares will be deemed to have confirmed that, to its knowledge, it is not, and is not acting on behalf of, a 9.9% Shareholder.  The directors of the Company are empowered to require any shareholder to provide information as to that shareholder’s beneficial ownership of ordinary shares, the names of persons having beneficial ownership of the shareholder’s ordinary shares, relationships with other shareholders or any other facts the directors may consider relevant to the determination of the number of ordinary shares attributable to any person.  The directors may disregard the votes attached to ordinary shares of any holder who fails to respond to such a request or who, in their judgment, submits incomplete or inaccurate information.  The directors retain certain discretion to make such final adjustments that they consider fair and reasonable in all the circumstances as to the aggregate number of votes attaching to the ordinary shares of any shareholder to ensure that no person shall be a 9.9% Shareholder at any time. At the Meeting, we are recommending to our shareholders the elimination of these voting power reduction, or cut-back, provisions related to the Class A ordinary shares. See “Proposal Eight — Approval of the Voting Cut-back Amendment.”

In addition to the voting cut-back provisions described above, the Articles provide that, except upon unanimous consent by our Board, no shareholder is permitted to acquire Class A ordinary shares if such acquisition would cause such shareholder to become a 9.9% Shareholder. If our Board determines the ownership of any shareholder would violate the 9.9% ownership limitations, the Company will have the option to purchase all or part of the Class A ordinary shares owned by such shareholder.

Quorum; Vote Required

The attendance of two or more persons representing, in person or by proxy, more than 50% of the issued and outstanding ordinary shares as of May 1, 2023, the record date for the determination of persons entitled to receive notice of, and to vote at, the Meeting, or the Record Date, is necessary to constitute a quorum at the Meeting. Assuming that a quorum is present, the affirmative vote of the holders of (i) a simple majority of the votes cast by the holders of ordinary shares present in person or represented by proxy at a general meeting of the Company and entitled to vote will be required to elect each of the director nominees named in proposals 1, 2 and 3 and to approve proposals 4, 5, 6 and 11, each set forth in the Notice of Annual General Meeting of Shareholders, (ii) two-thirds of the votes cast by the holders of ordinary shares present in person or represented by proxy at a general meeting of the Company and entitled to vote (together with the consent of the holders of the requisite majority of Class B ordinary shares) will be required to approve proposal 7, and (iii) two-thirds of the votes cast by the holders of ordinary shares present in person or represented by proxy at a general meeting of the Company and entitled to vote will be required to approve proposals 8, 9 and 10, each set forth in the Notice of Annual General Meeting of Shareholders. Although the advisory votes in proposals 12 and 13 are non-binding as provided by law, our Board of Directors will review the result of the vote and take it into account in making future determinations concerning executive compensation. Proposals 2, 3, 5 and 6, which seek the approval of certain matters relating to Greenlight Re and GRIL, and proposals 7, 8, 9 and 10, which seek amendments to the Articles, must be submitted for approval by our shareholders pursuant to the Articles. Our Board of Directors will vote the shares in these subsidiaries at their respective annual general meetings in the same proportion as the votes received at the Meeting from our shareholders on these matters.

With regard to any proposal or director nominee, votes may be cast in favor of or against such proposal or director nominee or a shareholder may abstain from voting on such proposal or director nominee. Abstentions will be excluded entirely from the vote and will have no effect except that abstentions and “broker non-votes” will be counted toward determining the presence of a quorum for the transaction of business. Generally, broker non-votes occur when ordinary shares held by a broker for a beneficial owner are not voted on a particular proposal because the broker has not received voting instructions from the beneficial owner, and the broker does not have discretionary authority to vote on a particular proposal.

SOLICITATION AND REVOCATION

Proxies must be received by us by 11:59 p.m. (local time) on July 24, 2023, the day prior to the Meeting day.  A shareholder may revoke his or her proxy at any time up to one hour prior to the commencement of the Meeting.

To do this, you must:

•enter a new vote by telephone, over the Internet or by signing and returning another proxy card at a later date;

•file a written revocation with the Secretary of the Company at our address set forth above;

•file a duly executed proxy bearing a later date; or

•appear in person at the Meeting and vote in person.

The individuals designated as proxies in the proxy card are officers of the Company.

All ordinary shares represented by properly executed proxies that are returned, and not revoked, will be voted in accordance with the instructions, if any, given thereon.  If no instructions are provided in an executed proxy, it will be voted FOR the election of each director nominee named in proposals 1, 2 and 3, FOR each of proposals 4 through 12 and “1 YEAR” with respect to proposal 13, each proposal as described herein as set forth on the accompanying form of proxy, and in accordance with the proxy holder’s best judgment as to any other business as may properly come before the Meeting.  If a shareholder appoints a person other than the persons named in the enclosed form of proxy to represent him or her, such person should vote the shares in respect of which he or she is appointed proxy holder in accordance with the directions of the shareholder appointing him or her.

PROPOSAL ONE
ELECTION OF DIRECTORS OF THE COMPANY

The Articles provide that our Board shall be appointed annually for a term of appointment that will end at the conclusion of the Annual General Meeting of Shareholders of the Company following the one at which they were appointed.  Currently, we have nine (9) directors serving on our Board.  At the recommendation of our Nominating, Governance and Corporate Responsibility Committee, our Board has nominated Simon Burton, David Einhorn, Johnny Ferrari, Ursuline Foley, Leonard Goldberg, Victoria Guest, Ian Isaacs, Bryan Murphy, Joseph Platt and Daniel Roitman to serve as the directors of the Company, to be voted on by all holders of record of ordinary shares as of the Record Date.  Our Board has no reason to believe that any nominee will not continue to be a candidate or will not be able to serve as a director of the Company if elected.  In the event that any nominee is unable to serve as a director, the proxy holders named in the accompanying proxy have advised that they will vote for the election of such substitute or additional nominee(s) as our Board may propose.  Our Board unanimously recommends that you vote FOR the election of each of the nominees.

Director Nominees

Unless otherwise directed, the persons named in the proxy intend to vote all proxies FOR the election of each of the following director nominees.

Name	Age	Position	Director Since
Simon Burton(3)	52	Director, Chief Executive Officer and Chief Underwriting Officer	2017
David Einhorn(3)	54	Director (Chair)	2004
Johnny Ferrari(1)(4)	55	Director	2021
Ursuline Foley(1)(2)	62	Director	2021
Leonard Goldberg(3)	60	Director	2005
Victoria Guest(1)(4)	56	Director	2021
Ian Isaacs(2)	68	Director	2008
Bryan Murphy(1)(3)(4)	77	Director	2008
Joseph Platt(2)(4)	75	GLRE Director: 2004 – 2021, 2022 - present (Lead Director) Greenlight Re Director: 2004 – present	2022 and 2004-2021
Daniel Roitman	53	Director Nominee	—
(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of Underwriting Committee
(4) Member of Nominating, Governance and Corporate Responsibility Committee

There is no family relationship among any of the nominees, directors and/or any of the executive officers of the Company.

Each of the nominees have consented to serve as a director of the Company if elected.

Director Nominee Skills and Qualifications

Our Board seeks directors with a broad range of skills, experience and perspectives in order to ensure effective oversight of the Company’s strategies and risks. The Board believes its members must be willing and able to devote adequate time and effort to Board responsibilities. In evaluating director candidates, the Nominating, Governance and Corporate Responsibility Committee evaluates attributes such as independence, integrity, expertise, breadth of experience, diversity, knowledge about the Company’s business and industry and ownership in the Company. The skills matrix below highlights our director nominees’ key skills and qualifications that are directly relevant to our business, strategy and operations. The Board reviews this matrix and the overall Board composition periodically in order to ensure the appropriate balance of diversity, knowledge and experience.

Skills and Qualifications(1)	Simon Burton	David Einhorn	Johnny Ferrari	Ursuline Foley	Leonard Goldberg	Victoria Guest	Ian Isaacs	Bryan Murphy	Joseph Platt	Daniel Roitman

Insurance/Financial Services Industry Experience promotes our Board’s ability to define and direct our differentiated strategy, evaluate potential transactions, and oversee and strategically guide or management team
	✓	✓	✓	✓	✓	✓		✓	✓	✓
Senior Leadership Experience enhances our Board’s ability to understand and impact the opportunities and challenges management faces in leading our businesses	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Financial Reporting Expertise strengthens the Board’s oversight of our financial statements and internal controls	✓		✓		✓			✓		✓
Risk Assessment/Risk Management Experience strengthens the Board’s oversight of complex risks facing the Company	✓		✓	✓	✓	✓		✓	✓	✓
Legal/Regulatory Expertise provides the Board with insights into the highly regulated insurance and financial services industries.	✓		✓		✓	✓		✓	✓
Public Company Board Experience equips our Board to maintain robust governance and board practices that are designed to put owners first.	✓	✓		✓					✓

Global /International Experience yields an understanding of diverse business environments, economic conditions, and cultural perspectives that informs our global business and strategy and enhances oversight of our multinational operations.
	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Cybersecurity/Technology Experience prepares the Board for making decisions in a digital environment and implementing cybersecurity safeguard.			✓	✓						✓
(1) The lack of a checkmark for a particular item does not mean that the director does not possess that qualification, skill or experience, but rather the checkmark indicates that the item is a particularly prominent qualification, skill or experience that the director brings to our Board.

Director Nominee Biographical Information

Set forth below is biographical information concerning each nominee for election as a director of the Company, including a discussion of such nominee’s particular experience, qualifications, attributes or skills that lead our Nominating, Governance and Corporate Responsibility Committee and our Board to conclude that the nominee should serve as a director of the Company. Mr. Roitman, known to our Board in light of his role as an alternate director, was recommended and nominated by our Nominating, Governance and Corporate Responsibility Committee, which is composed solely of non-management directors.

Simon Burton Age: 52 Director Since: 2017
Business Experience: Mr. Burton has served as Chief Executive Officer since July 2017 and was also appointed as the Chief Underwriting Officer of the Company and Greenlight Re, from September 4, 2020 to October 5, 2022. From June 2014 until his appointment as our Chief Executive Officer, Mr. Burton participated in a variety of entrepreneurial efforts in the reinsurance and insurance industry. From July 2012 to June 2014, Mr. Burton served as Chief Executive Officer and director of S.A.C. Re, Ltd., or SAC Re, from its inception until its sale to Hamilton Insurance Group, Ltd., where he was responsible, among other things, for building the company’s global reinsurance portfolio. From June 2010 to July 2012, Mr. Burton was involved in the strategic planning, capital raising and formation of SAC Re. Prior to SAC Re, from January 2007 to June 2010, Mr. Burton served in a variety of roles at Lancashire Group, including Deputy Chief Executive Officer and Chief Executive Officer of the company’s Bermuda subsidiary. Mr. Burton also spent 10 years at Financial Solutions International, an underwriting division of ACE Limited, where he eventually rose to the role of President.

Education: Mr. Burton received his Bachelor of Science degree in Mathematics from Imperial College, London University.

Qualifications: Mr. Burton has 25 years of reinsurance underwriting and business experience. As Greenlight Re’s Chief Executive Officer, together with his extensive senior management experience in the international insurance and reinsurance industry, Mr. Burton has extensive knowledge of the Company’s culture, underwriting portfolio and Innovations unit, and our strategic opportunities and challenges.

David Einhorn Age: 54 Director Since: 2004
Business Experience: Mr. Einhorn has been Chair of our Board since August 6, 2004. Mr. Einhorn also has served as a director of Greenlight Re since 2004. Mr. Einhorn co-founded, and has served as the President of, Greenlight Capital, Inc., since January 1996. Mr. Einhorn serves as President of DME Advisors, LP, or DME Advisors, the investment advisor of Solasglas Investments in which the Company invests. Greenlight Capital, Inc. and DME Advisors are affiliates of the Company.

Education: Mr. Einhorn graduated summa cum laude with distinction from Cornell University in 1991 where he earned a B.A. from the College of Arts and Sciences.

Directorships: Since April 2006, Mr. Einhorn has served as a director of Green Brick Partners, Inc. (Nasdaq: GRBK).

Qualifications: Mr. Einhorn’s business acumen, public company board experience, extensive investment experience and share ownership provides valuable strategic leadership to the Company.

Johnny Ferrari Age: 55 Director Since: 2021
Business Experience: Mr. Ferrari is currently a consultant to companies in the financial services industry after having retired from KPMG International, or KPMG, in June 2021. Prior to his retirement, Mr. Ferrari specialized in providing audit services to companies in the banking, insurance and asset management industries. Mr. Ferrari held multiple roles for KPMG and its member firms, including serving as a member of the Global Monitoring Group for KPMG International from July 2017 to June 2021, Chief Operating Officer for Audit Quality for KPMG EMA Region from October 2019 to June 2021 and as an Audit Partner for KPMG Cayman Islands from October 2003 to September 2019, including serving as Partner in Charge of Risk Management from October 2012 to September 2019. Mr. Ferrari also served as a member of KPMG’s Executive Management Committee and participated on the Audit Quality Professional Practice Steering Committee from October 2012 to September 2019. Mr. Ferrari has significant experience in the preparation of financial statements in accordance with United States and International generally accepted accounting principles.

Education: Mr. Ferrari holds a Bachelor’s degree from the University of Toronto. Mr. Ferrari is a member of the Chartered Professional Accountants of Ontario and Cayman Islands Institute of Professional Accountants.

Qualifications: Mr. Ferrari’s international audit, accounting, regulatory and operational experience, as well as his deep familiarity with the financial services industry, adds financial expertise, compliance risk oversight and leadership to the Board.

Ursuline Foley Age: 62 Director Since: 2021
Business Experience: From April 2016 until her retirement in October 2018, Ms. Foley served as Chief Corporate Operations Officer and Managing Director of XL Group PLC, a global provider of commercial insurance and reinsurance, which became AXA XL in September 2018. From 2010 to April 2016, Ms. Foley served as Chief Information Officer, Chief Data Officer (Enterprise Enablement Strategy) for XL Group PLC. Ms. Foley has also served in other senior roles for XL Group PLC, including Senior Vice President, Chief Information Officer of Reinsurance for the Property and Casualty, Life and Financial Lines for XL Reinsurance.

Education: Ms. Foley graduated from University College Cork, where she earned a Bachelor’s degree in 1982 and a Teaching Diploma in 1983, and from Pace University, where she earned a Masters of Computer Science in 1991. Ms. Foley also holds certificates from Babson University in Technology Leadership, the NYC College of Finance and NYC College of Insurance.

Directorships: Ms. Foley currently serves on the board of directors of Provident Financial Services, Inc. (NYSE: PFS) and Provident Bank and is a member of the Risk and Technology committees. Ms. Foley also serves as a director of DOCOsoft Ltd., a software company providing claims management, document management and workflow software solutions for the global insurance and financial services markets. Ms. Foley also currently serves on several advisory and non-profit boards of directors.

Qualifications: Ms. Foley possesses substantial executive leadership skills and valuable operational, cyber, risk and technology insights into global business strategy. Her other significant public and private company board experience enhances our governance structure and broadens the Board’s perspectives.

Leonard Goldberg Age: 60 Director Since: 2005
Business Experience: Mr. Goldberg serves as President of Len Goldberg Inc., a consulting firm providing services to the insurance industry, and as an executive advisor to a private equity firm investing in the insurance industry. He served as our interim Chief Executive Officer from March 31, 2017 through June 30, 2017 and as our as Chief Executive Officer of our Company from August 2005 through August 2011. Mr. Goldberg has more than 30 years of insurance and reinsurance experience. He worked with the Alea Group, a reinsurance company, from August 2000 to August 2004, including serving as Chief Executive Officer of Alea North America Insurance Company and Alea North America Specialty Insurance Company from March 2002 to August 2004, where he was responsible for the insurance and reinsurance strategy for the North America region. Prior to working with the Alea Group, Mr. Goldberg served as Chief Actuary and Senior Vice President – Financial Products of Custom Risk Solutions, a managing general agency company, from April 1999 to August 2000. From May 1995 to December 1998, Mr. Goldberg provided various actuarial services to Zurich Group, a reinsurance company, including acting as chief actuary of Zurich Re London.

Education: Mr. Goldberg received his B.A. in Mathematics from Rutgers University in 1984 and Masters in Business Administration, Finance Concentration, from Rutgers Executive MBA program in 1993 and is a Fellow of the Casualty Actuarial Society and a member of the American Academy of Actuaries.

Directorships: Mr. Goldberg currently sits on the board of directors of Transverse Insurance Group, Transverse Insurance Company and Transverse Specialty Insurance Company.

Qualifications: Mr. Goldberg’s prior experience as Chief Executive Officer of the Company, as well as his significant underwriting and actuarial expertise and business experience, provides him with deep familiarity the reinsurance industry. Mr. Goldberg’s multilayered understanding of our Company and the reinsurance industry brings valuable insights to our Board.

Victoria Guest Age: 56 Director Since: 2021
Business Experience: Ms. Guest was General Counsel and Corporate Secretary of Hamilton Insurance Group, Ltd., a Bermuda-based holding company for insurance and reinsurance operations, from December 2013 until retirement in November 2017. From July 2012 to December 2013, Ms. Guest was General Counsel and Corporate Secretary of SAC Re Holdings, Ltd, a Bermuda-based reinsurer. Ms. Guest has also served as General Counsel and Corporate Secretary of Ariel Holdings, Ltd. from July 2009 to June 2012 and RAM Holdings, Ltd. from January 2006 to June 2009. Prior to 2006, Ms. Guest was a corporate associate with New York City based law firms.

Education: Ms. Guest has a Juris Doctor from Harvard Law School and a Bachelor of Arts from Stanford University.

Directorships: Ms. Guest served on the board of directors of Ram Reinsurance Company Ltd. Ms. Guest currently serves on the board of directors of The Bessemer Group, Incorporated and its principal subsidiary banks, and the board of managers/directors of Bessemer Securities LLC and its principal subsidiary.

Qualifications: Ms. Guest brings to our Board significant legal, insurance regulatory and governance expertise gained from years of in-house and private practice experience. Her professional experience, including serving on the board of a multi-family office that oversees more than $100 billion in assets, and seasoned judgment provides significant value in assessing risk and overseeing strategy and compliance matters.

Ian Isaacs Age: 68 Director Since: 2008
Business Experience: Since August 2015, Mr. Isaacs has served as Managing Member of Katonah Research LLC, a firm which provides market intelligence to professional investors. From September 2012 to April 2015, Mr. Isaacs served as a senior partner at Gagnon Securities, a New York-based broker dealer where his duties included providing portfolio analytics and market intelligence to institutional investors. Previously, from April 2008 to July 2012, Mr. Isaacs served as a senior partner at Merlin Securities, a San Francisco-based broker dealer. Mr. Isaacs previously served as a director of our Board from its founding in July 2004 until February 2007. Mr. Isaacs stepped down from the Board in February of 2007, due to his then-current employer’s policy prohibiting its employees from serving on boards of publicly-traded companies. Mr. Isaacs rejoined the Board in May 2008, shortly after joining Merlin Securities. Mr. Isaacs also has served as a director of Greenlight Re since 2008. Previously, from July 2000 to March 2008, Mr. Isaacs served as a Senior Vice President, Investments, with UBS Financial Services, a subsidiary of UBS AG, a Zurich-based investment bank. At UBS Financial Services and Merlin Securities, Mr. Isaacs conducted market research for institutional investors, including Greenlight Capital, Inc.

Education: Mr. Isaacs holds a Bachelor of Arts from Carleton College.

Qualifications: Mr. Isaacs brings significant experience in the securities business, including experience evaluating business models and executive strategy. His financial investment experience and expertise provides valuable insight into our alternative asset strategy.

Bryan Murphy Age: 77 Director Since: 2008
Business Experience: Mr. Murphy has served on our Board since 2008 and has served as the Chair of the Board of GRIL since December 5, 2018. From 1996 until his retirement in December 2007, Mr. Murphy served as a founding director and Chief Executive Officer of Island Heritage Holdings Ltd., a Cayman Islands based property, liability and automobile insurer. Prior to Island Heritage, Mr. Murphy acted as a consultant to Trident Partnership from 1994 to 1996 and was employed by International Risk Management Group from 1978 to 1994. Mr. Murphy has over 40 years’ experience in the insurance business and has held senior positions in several countries, including the Cayman Islands, Ireland, Ethiopia and Saudi Arabia.

Education: Mr. Murphy holds a degree in Economics and Mathematics from University College, Dublin, Ireland.

Directorships: From 2014 to 2016, Mr. Murphy served on the board of directors of Bahamas First General Insurance Co., a company that provides general insurance coverage in the Bahamas. Mr. Murphy currently serves on the board of directors of Montgomery Insurance Company and Cayman First Insurance Company Ltd.

Qualifications: Mr. Murphy brings substantial executive experience through which he has gained valuable operational insights and strategic and long-term planning capabilities. He possesses extensive international business management experience in the insurance and reinsurance industry, which provides our Board with valuable insights into global business strategy.

Joseph Platt Age: 75 Director Since: 2022 Lead Director
Business Experience: Mr. Platt is an active investor as the general partner at Thorn Partners, LP, a family limited partnership, since 1997. Mr. Platt’s career at Johnson and Higgins, or J&H, a global insurance broker and employee benefits consultant, spanned 27 years until the sale of J&H to Marsh & McLennan Companies in March 1997. At the time of the sale of J&H, Mr. Platt was an owner, director and executive vice president responsible for North America and marketing and sales worldwide. Mr. Platt was head of the operating committee and a member of the executive committee at J&H.

Education: Mr. Platt received his B.A. from Manhattan College in 1968 and his J.D. from Fordham University Law School in 1971. Mr. Platt also attended Harvard Business School’s Advanced Management Program in 1983. Mr. Platt is a member of the New York State Bar Association.

Directorships: Mr. Platt served as a Trustee of the BlackRock Multi Asset Board (MAB) Funds from 1999 to December 2022. He also serves as a Director of CONSOL Energy Inc. (NYSE: CEIX), a NYSE listed coal company. From 2004 to May 2021, he served on the Board of the Company. He was the Lead Director from 2007 to 2021. He rejoined our Board in 2022 and serves as the Lead Director. Mr. Platt also served on the boards of many private and not-for-profit entities and currently serves on one private company and two not-for-profits boards.

Qualifications: Mr. Platt has substantial executive experience, insurance industry knowledge and compensation and benefits expertise. Having served as the Lead Director of our Board from 2004 to 2021, and reinstated in 2022 as Lead Director, he adds to the mix of experiences on our Board that promote a robust and deliberative decision-making process. His prior leadership roles with the Company, as well as experiences and leadership roles with other public companies in other industries, enable him to provide valuable contributions and diverse perspective to our Board and its committees.

Daniel Roitman Age: 53 Director Nominee
Business Experience: Mr. Roitman has served as Chief Operating Officer and partner of Greenlight Capital, Inc. since January 2003 and DME Advisors since its formation. From 1996 through 2002, Mr. Roitman served as a vice president at Goldman Sachs. Before joining Goldman Sachs, Mr. Roitman was employed as a member of the New York technology practice at Andersen Consulting, now Accenture.

Education: Mr. Roitman earned a B.S. with distinction in electrical engineering from Cornell University in 1991 and a Master of Engineering in 1992. Mr. Roitman graduated with distinction from the New York University Stern School of Business in 2002, earning an MBA in Finance.

Qualifications: Mr. Roitman’s business acumen and extensive investment experience provide valuable strategic leadership to the Company. His executive and operating experience serving as the Chief Operating Officer of Greenlight Capital, Inc. will enable him to provide valuable contributions and diverse perspective to our Board.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS AND COMMITTEES

Board Leadership Structure

Our Board is committed to objective, independent leadership and views independent oversight as central to effective Board governance, serving the interests of our shareholders and other stakeholders, and to executing on our strategic objectives and creating long term value.

Since the Company’s formation in 2004, the Company has separated the positions of Chair of the Board and Chief Executive Officer.  David Einhorn, who, through an affiliate, sponsored the Company and is the President of DME Advisors, the investment advisor of Solasglas Investments, LP, or SILP, in which each of Greenlight Reinsurance and GRIL is a limited partner, has served as Chair of the Board since August 2004.  Since July 1, 2017, Mr. Simon Burton has served as Chief Executive Officer of the Company. Since July 26, 2022, Joseph Platt has been our Lead Director.

We believe it is the Chair of the Board’s responsibility to run the Board, the Lead Director’s responsibility to provide independent oversight and chair executive sessions of the Board and the Chief Executive Officer’s responsibility to run the Company.  We believe it is beneficial to have a Chair of the Board who can concentrate on leading the Board and not have to be involved in the day-to-day operations of the Company and a Lead Director who can focus on chairing meetings of the independent directors, including executive sessions, and ensure that the concerns of the independent directors are heard.

By having three different individuals serve as Chair of the Board, Lead Director and Chief Executive Officer, our Chief Executive Officer is able to focus the vast amount of his time and energy in running the Company and furthering its operational business strategy.  We believe our board leadership structure with a Chair of the Board with significant investment experience and expertise, an independent Lead Director with significant board experience and a Chief Executive Officer with significant leadership and management experience and expertise, complements our underwriting and investment strategies and helps us to further our business strategy and objectives.

We currently have seven independent directors and two non-independent directors.  The non-independent directors are David Einhorn, Chair of the Board, and Simon Burton, our Chief Executive Officer.  Our current independent directors are Johnny Ferrari, Ursuline Foley, Leonard Goldberg, Victoria Guest, Ian Isaacs, Bryan Murphy and Joseph Platt. We currently have an Audit Committee, a Compensation Committee and a Nominating, Governance and Corporate Responsibility Committee, each of which is composed solely of independent directors, as well as an Underwriting Committee.  Our Board is committed to maintaining a majority independent Board and believes that the number of independent, experienced directors on our Board provides the necessary and appropriate oversight for our Company.

Alternate Director

Section 14 of the Articles provides that any director (other than an alternate director) may, by writing, appoint any other director, or any other person willing to act, to be an alternate director for such director and, by writing, may remove from office an alternate director so appointed by him or her. As of the date of this proxy statement, Mr. Einhorn has appointed Daniel Roitman as his alternate director. Mr. Roitman has served as Chief Operating Officer and partner of Greenlight Capital, Inc. since January 2003. From 1996 through 2002, Mr. Roitman served as a vice president at Goldman Sachs. Before joining Goldman Sachs, Mr. Roitman was employed as a member of the New York technology practice at Andersen Consulting, now Accenture. Mr. Roitman earned a B.S. with distinction in electrical engineering from Cornell University in 1991 and a Master of Engineering in 1992. Mr. Roitman graduated with distinction from the New York University Stern School of Business in 2002, earning an MBA in Finance. Mr. Roitman, if elected to our Board, will cease to be Mr. Einhorn’s alternate director. If not elected, Mr. Roitman is expected to continue to serve as Mr. Einhorn’s alternate director.

Board and Committee Risk Oversight

The Board provides oversight with respect to the Company’s risk assessment and risk management duties, which are designed to identify, prioritize, assess, monitor, address and mitigate material risks to the Company, including strategic, operational, compliance, public reporting, cybersecurity, technology, financial, underwriting, legal, regulatory, tax, compensatory and ESG risks. The Board administers oversight function at the Board level and through the Audit Committee, the Underwriting Committee, the Compensation Committee and the Nominating, Governance and Corporate Responsibility Committee. The Board oversees strategic, operational and compliance risks.

Each of the Audit Committee, the Compensation Committee, the Underwriting Committee and the Nominating, Governance and Corporate Responsibility Committee is responsible for discussing certain guidelines and policies with management that govern the process by which risk assessment and control is handled.

Committee Roles in Risk Oversight

Audit Committee
Assists the Board in its oversight responsibilities regarding:
•the integrity of the Company’s financial statements;
•the Company’s compliance with legal and regulatory requirements;
•the Company’s accounting, auditing and financial reporting processes generally;
•the independent auditor’s qualifications, independence and performance;
•the Company’s systems of internal controls regarding finance and accounting; and
•the Company’s internal audit control matters.
Discusses with management the policies with respect to risk assessment and risk management, including those related to financial accounting issues, technology and cybersecurity.
Oversees related party transactions.

Compensation Committee
Assists the Board in ensuring that:
•a proper system of long-term and short-term compensation is in place to provide performance-oriented incentives to management; and
•compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and the Company.
Discharges the Board’s responsibilities relating to the compensation of the CEO and makes recommendations to the Board relating to the compensation of the Company’s non-CEO executive officers.
Administers the Company’s incentive compensation plans and equity-based plans.

Underwriting Committee
Assists the Board in its oversight responsibilities by:
•establishing and reviewing our underwriting policies and guidelines;
•overseeing our underwriting process and procedures;
•monitoring our underwriting performance; and
•overseeing our underwriting risk management exposure.

Nominating, Governance and Corporate Responsibility Committee
Assists the Board in its oversight responsibilities by:
•overseeing the evaluation of the Board’s performance, Board composition and skillset, refreshment and committee leadership;
•evaluating the Company’s governance practices and monitoring shareholder feedback;
•reviewing, evaluating and monitoring succession planning for senior management and the Board; and
•reviewing the Company’s operations and business practices with respect to issues including the environment, health, safety, corporate citizenship, public policy and community involvement.

The Company’s senior management is responsible for the day-to-day management of the risks facing the Company, including strategic, operational, compliance, public reporting, data security, financial, underwriting, legal, regulatory, tax, ESG and reputational risks. Management carries out this risk management responsibility through a coordinated effort among the various risk management functions within the Company and reports to the Board and its committees, as appropriate.

Board and Committee Meetings

Our Board has four standing committees: an Audit Committee, a Compensation Committee, a Nominating, Governance and Corporate Responsibility Committee and an Underwriting Committee.  Each committee has a written charter. See table under “Director Nominees” for current membership of each committee as of the date of this proxy statement and see table below for fiscal year 2022 meeting information for each of the Board committees.

We had four (4) meetings of the Board of Directors in 2022. Each of our directors attended in person at least 75% of the aggregate of the total meetings of the Board of Directors and any committee on which they served in 2022. All of our then-serving directors attended our 2022 annual general meeting of shareholders, which was held on July 26, 2022.

Members of the Audit Committee, Compensation Committee and Nominating, Governance and Corporate Responsibility Committee must meet all applicable independence tests of the Nasdaq stock market rules and the applicable rules and regulations promulgated by the SEC. Each member of the Audit Committee, Compensation Committee, Nominating, Governance and Corporate Responsibility Committee and Underwriting Committee is appointed by our Board and recommended for such nominations by our Nominating, Governance and Corporate Responsibility Committee.

AUDIT COMMITTEE

Members:
•Johnny Ferrari, chair and financial expert as defined under the rules of the SEC
•Ursuline Foley
•Victoria Guest
•Bryan Murphy
Number of Meetings in 2022: 7

The Audit Committee is composed entirely of non-management directors, each of whom the Board has determined is independent in accordance with the Nasdaq stock market rules and applicable rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act.
The Audit Committee is governed by a written charter approved by our Board, which outlines its primary duties and responsibilities and which can be found on our website at www.greenlightre.com.

Purpose:
To oversee the accounting and financial reporting processes of the Company and the audit of the Company’s financial statements.
Primary Responsibilities:
•Assist the Board in oversight of the Company’s financial statements, including the Company’s systems of internal controls regarding finance and accounting.
•Assist the Board in its oversight of the independent auditor’s qualifications, independence and performance.
•Oversee the appointment, compensation, retention and work of the Company’s independent registered public accounting firm.
•Assist the Board with oversight of the compliance of the Company with legal and regulatory requirements.
•Prepare the Audit Committee report to be included in the Company’s annual proxy statement.

COMPENSATION COMMITTEE

Members:
•Ursuline Foley, chair
•Ian Isaacs
•Joseph Platt

Number of Meetings in 2022: 4

All of the members of our Compensation Committee are independent as defined under the Nasdaq stock market rules. Our Compensation Committee has the authority to delegate its responsibilities to a subcommittee or to officers of the Company to the extent permitted by applicable law and the compensation plans of the Company if it determines that such delegation would be in the best interest of the Company.

The Compensation Committee is governed by a written charter approved by our Board, which outlines its primary duties and responsibilities and which can be found on our website at www.greenlightre.com.

Purpose:
To discharge the responsibilities of our Board relating to compensation of our executive officers.
Primary Responsibilities:
•Establish, in consultation with senior management, the Company’s general compensation philosophy and objectives.
•Review and approve the Company’s goals and objectives relevant to the compensation of the CEO, annually evaluate the CEO’s performance and determine the CEO’s compensation level based on this evaluation.
•Review and makes recommendations to the Board with respect to the compensation of the Company’s executive officers.
•Review and make recommendations to the Board regarding the general compensation and benefits policies and practices of the Company.
•Review and make periodic recommendations to the Board as to director compensation and benefit policies.
•Prepare the Compensation Committee Report to be included in the Company’s annual proxy statement.

NOMINATING, GOVERNANCE AND CORPORATE RESPONSIBILITY COMMITTEE

Members:
•Joseph Platt, chair
•Johnny Ferrari
•Victoria Guest
Number of Meetings in 2022: 4
All of the members of our Nominating, Governance and Corporate Responsibility Committee are independent as defined under the Nasdaq stock market rules. The Nominating, Governance and Corporate Responsibility Committee makes recommendations to our Board as to nominations and compensation for our Board and committee members, as well as structural, governance and procedural matters.
The Nominating, Governance and Corporate Responsibility Committee is governed by a written charter approved by our Board, which outlines its primary duties and responsibilities and which can be found on our website at www.greenlightre.com.

Purpose:
To assist the Board in identifying individuals qualified to serve as members of the Board, develop and recommend to the Board a set of corporate governance guidelines, including ESG practices, oversee the evaluation of the Board and evaluate and monitor succession planning for the Company’s senior management.
Primary Responsibilities:
•Identify individuals qualified to become Board members and assess the diversity of the Board.
•Recommend to the Board the director nominees for election each meeting of the shareholders at which directors will be elected and recommend to the Board nominees to fill any vacancies and newly created directorships on the Board.
•Determine and monitor whether or not each director and prospective director is “independent” and ensure that a majority of the Board is “independent”.
•Develop and recommend to the Board a set of corporate governance guidelines, including evolving ESG best practices.
•Oversee the evaluation of the Board.
•Annually recommend to the Board the chairs and members of each of the Board’s committees.
•Review the performance of our Board and the Company’s succession planning.

UNDERWRITING COMMITTEE

Members:
•Bryan Murphy, chair
•David Einhorn
•Leonard Goldberg
•Simon Burton
Number of Meetings in 2022: 4

The Underwriting Committee, among other things, establishes and reviews our underwriting policies and guidelines, oversees our underwriting process and procedures, monitors our underwriting performance and oversees our underwriting risk management exposure.

Purpose:
To advise the Board and management concerning the establishment and review of each of the Company’s underwriting policies and guidelines and oversee and monitor the Company’s underwriting processes, performance, and risk management exposure.
Primary Responsibilities:
•Approve and periodically review the Company’s underwriting guidelines and policies.
•Review compliance with underwriting guidelines and policies and outwards reinsurance programs and practices.
•Review the performance of major business sectors, large single risks and correlated aggregated risks to determine current risk profile.
•Monitor the Company’s major risk exposures and underwriting function.
•Evaluate the Company’s professional and development plans for key reinsurance underwriting and actuarial functions.

Independence

The Nominating, Governance and Corporate Responsibility Committee and the Board of Directors have reviewed the responses of nominees to a questionnaire asking about their relationships (and those of immediate family members) with the Company and other potential conflicts of interest and have reviewed Nasdaq National Market Place Rule 5605, or Rule 5605, in determining the independence of each director nominee.

Certain of our directors or director nominees have invested or are invested in funds managed by Greenlight Capital, Inc. or its affiliates.  We refer to these funds as the Greenlight Funds.  Each of the Greenlight Funds is an affiliate of DME Advisors, the investment advisor of SILP, in which the Company invests. DME Advisors receives significant fees from SILP. DME Advisors is an affiliate of David Einhorn, the Chair of our Board, and Daniel Roitman, a director nominee, and accordingly each of Messrs. Einhorn and Roitman has been deemed to not be independent due to his respective relationship with DME Advisors.

As of December 31, 2022, Joseph Platt and Ian Isaacs were both limited partners in the Greenlight Funds, but do not directly or indirectly benefit from the advisory fees payable to DME Advisors from SILP. In determining whether each of Messrs. Platt and Isaacs is independent, the Nominating, Governance and Corporate Responsibility Committee considered his respective limited partner interest in the Greenlight Funds, other relationship with Mr. Einhorn, including charitable giving, and the fact that over the last three fiscal years no director received any compensation or other special benefits from the Greenlight Funds or DME Advisors. Under Rule 5605, the Nominating, Governance and Corporate Responsibility considered the investments of Messrs. Platt and Isaacs in the Greenlight Funds, and ultimately determined that such investments would not interfere with their respective ability to exercise independent judgment in carrying out the responsibilities as a director of the Company.

Further, in determining whether Ms. Guest is independent, the Nominating, Governance and Corporate Responsibility Committee considered Ms. Guest’s prior working relationship with Mr. Burton as SAC Re and determined that such relationship would not interfere with her ability to exercise independent business judgment in carrying out the responsibilities as a director of the Company.

The Nominating, Governance and Corporate Responsibility Committee considered that Mr. Goldberg was the chief executive officer of the Company from 2005 to 2011 and the interim chief executive officer in 2017 and that Institutional Shareholder Services does not, pursuant to its own voting guidelines, deem Mr. Goldberg to be independent. Notwithstanding, the Nominating, Governance and Corporate Responsibility Committee determined that Mr. Goldberg is independent pursuant to Rule 5605.

Director or Director Nominee	Independent	Material Transactions and Relationships
Simon Burton	No	Chief Executive Officer of the Company and Greenlight Re
David Einhorn	No	President of Greenlight Capital, Inc. and DME Advisors
Johnny Ferrari	Yes	None
Ursuline Foley	Yes	None
Leonard Goldberg	Yes	None
Victoria Guest	Yes	None
Ian Isaacs	Yes	None
Bryan Murphy	Yes	None
Joseph Platt	Yes	None
Daniel Roitman	No	Chief Operating Officer and partner of Greenlight Capital, Inc. and DME Advisors

Board Diversity

Our Nominating, Governance and Corporate Responsibility Committee seeks diverse skills sets and perspectives in order to provide representation of varied backgrounds, perspective and expertise to support the demands of our business.

We believe that our current directors bring a diverse set of skills and experience, as well as age, cultural and geographic diversity to the Company that are important to the execution of our strategic goals.  When seeking new director candidates, our Nominating, Governance and Corporate Responsibility Committee considers a candidate’s business and professional experience, as well as their gender, racial and geographic diversity.

For an in-depth look at our director nominee’s skills and experience, refer to the skills matrix under “— Director Nominee Skills and Qualifications.” Among our ten nominees for election to our Board, two nominees self-identify as female and one nominee self-identifies as Hispanic.

Board Nominee Diversity Matrix

Total Number of Director Nominees	10
Part I. Gender Identity
	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	2	8	-	0
Part II. Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	1	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	2	7	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Did not Disclose Demographic Background	-	-	-	-

The Nominating, Governance and Corporate Responsibility Committee recognizes the benefits associated with a diverse group of directors and takes diversity considerations into account when identifying director candidates. The Nominating, Governance and Corporate Responsibility Committee considers diversity in the broadest context, including race, national origin, gender and sexuality, as well as diversity of professional experience, employment history, and experience on other boards of directors and as management of other companies.

In addition to the foregoing, we note that our director nominees are nationally diverse, comprised of citizens from the United States, Cayman Islands, Canada, Colombia, the United Kingdom and Ireland, and one is afforded the protections of the Americans with Disabilities Act (1990).

Self-Evaluation and Peer Review Processes

Board evaluation plays an important role in assessing the effectiveness of our Board. Pursuant to our Corporate Governance Guidelines, each of our directors, on an annual basis, is asked to complete a written self-evaluation and peer review. The chair of the Nominating, Governance and Corporate Governance Responsibility Committee then conducts phone interviews with each of the directors.

The Nominating, Governance and Corporate Responsibility Committee monitors the self-evaluation and peer review process and oversees the evaluation of the Board’s performance, Board composition and skill set, refreshment and committee leadership, in order to, among other things, ensure that the Board and its committees are providing the Company with the best leadership structure given the Company’s current and anticipated needs. The results of the written evaluations and interviews are then discussed with the full Board and in executive session without management.

Following the 2022 self-evaluation and peer review process, the Board added one new director nominee with varying skill-sets in order to refresh, add additional skill-set to and to enhance a diversity of perspectives of the Board. See “Director Nominee Skills and Qualifications.”

Hedging and Pledging Policies

In March 2023, the Company amended and restated its insider trading policy, which prohibits our officers, directors, alternate directors and employees from entering into hedging transactions of our ordinary shares. Hedging transactions, such as zero-cost collars and forward sale contracts and other transactions designed to hedge or offset a decrease in market value of a person’s stock holdings, are prohibited. The amended and restated insider trading policy prohibits our officers, directors and employees from pledging our ordinary shares as collateral to secure a loan or other obligation and placing any of our ordinary shares in a margin account, except that pledges that were in place at the date of adoption of the amended and restated insider trading policy are not subject to this prohibition.

Clawback Policies

In March 2023, the Company adopted a clawback policy, or the Clawback Policy, which is intended to comply with Section 10(d) of the Exchange Act. The Clawback Policy provides that incentive compensation (cash and equity) paid to our current and former officers, and such other senior executives who may from time to time be deemed subject to the policy by the Compensation Committee or the Board, may be recovered in the event of a restatement of our financial results. The recoverable amount under the Clawback Policy is the amount of incentive compensation received in excess of the amount that otherwise would have been received had it been determined based on the restated financial measure, as applicable. In addition, we will take action to modify the clawback policy as needed to comply with the Nasdaq listing standards implementing the final SEC rules related thereto. The Company has also implemented clawbacks in connection with our short-term incentive compensation awards.

Succession Planning

On an annual basis, management develops a talent and succession plan for each member of our management team and their direct reports, focusing on high performing and high potential talent, diverse talent and the succession plan for each position. On a regular basis, our Board and Nominating, Governance and Corporate Responsibility Committee receive management’s comprehensive succession plan and provides feedback.

Audit Committee

The Audit Committee is composed entirely of non-management directors, each of whom the Nominating, Governance and Corporate Responsibility has determined is independent in accordance with the Nasdaq stock market rules and applicable rules and regulations promulgated under the Exchange Act.  The Audit Committee has general responsibility for the oversight and surveillance of our accounting, reporting and financial control practices.  The Audit Committee is governed by a written charter approved by our Board, which outlines its primary duties and responsibilities and which can be found on our website at www.greenlightre.com.  Mr. Ferrari has been designated as an “audit committee financial expert” as defined under the rules of the SEC.
Compensation Committee

All of the members of our Compensation Committee are independent as defined under the Nasdaq stock market rules.  The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers.  Our Compensation Committee, among other things, assists our Board in ensuring that a proper system of compensation is in place to provide performance-oriented incentives to management and makes recommendations to our Board with respect to incentive-compensation plans and equity-based plans. Our Compensation Committee has the authority to delegate its responsibilities to a subcommittee or to officers of the Company to the extent permitted by applicable law and the compensation plans of the Company if it determines that such delegation would be in the best interest of the Company. The Compensation Committee is governed by a written charter approved by our Board, which outlines its primary duties and responsibilities and which can be found on our website at www.greenlightre.com.  See “Compensation Discussion and Analysis” for more information regarding the Compensation Committee’s work.

Nominating, Governance and Corporate Responsibility Committee

All of the members of our Nominating, Governance and Corporate Responsibility Committee are independent as defined under the Nasdaq stock market rules. The Nominating, Governance and Corporate Responsibility Committee makes recommendations to our Board as to nominations and compensation for our Board and committee members, as well as structural, governance and procedural matters, including issues related to the environment, health, safety, corporate citizenship, public policy and community involvement as more fully described in “ — Environmental, Social and Governance” above.  The Nominating, Governance and Corporate Responsibility Committee also reviews the performance of our Board and the Company’s succession planning.  The Nominating, Governance and Corporate Responsibility Committee is governed by a written charter approved by our Board, which outlines its primary duties and responsibilities and which can be found on our website at www.greenlightre.com.

The Nominating, Governance and Corporate Responsibility Committee is responsible for reviewing with our Board, on an annual basis, the requisite skills and characteristics of new directors as well as the composition of our Board as a whole.  When our Board determines to seek a new member, whether to fill a vacancy or otherwise, the Nominating, Governance and Corporate Responsibility Committee generally does not use third-party search firms.  The Nominating, Governance and Corporate Responsibility Committee considers recommendations from other directors, management and others, including shareholders.  In general, the Nominating, Governance and Corporate Responsibility Committee looks for directors possessing superior business judgment and integrity who have distinguished themselves in their chosen fields of endeavor and who have knowledge or experience in the areas of insurance, reinsurance, financial services or other aspects of the Company’s business, operations or activities.  In selecting director candidates, the Nominating, Governance and Corporate Responsibility Committee also considers diversity, including race, ethnicity, gender, skills, geography and the interplay of the candidate’s experience with the experience of the other board members.

The Nominating, Governance and Corporate Responsibility Committee will consider, for director nominees, persons recommended by shareholders, who may submit recommendations to the Nominating, Governance and Corporate Responsibility Committee in care of the Company’s Secretary, Greenlight Capital Re, Ltd., 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, P.O. Box 31110, Grand Cayman, KY1-1205, Cayman Islands.  To be considered by the Nominating, Governance and Corporate Responsibility Committee, such recommendations must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve if elected.  Nominees for director who are recommended by shareholders to the Nominating, Governance and Corporate Responsibility Committee will be evaluated in the same manner as any other nominee for director.  Nominations by shareholders may also be made at an Annual General Meeting of Shareholders in the manner set forth under “Additional Information—Shareholder Proposals for the Annual General Meeting of Shareholders in 2024.”

Underwriting Committee

The Underwriting Committee, among other things, establishes and reviews our underwriting policies and guidelines, oversees our underwriting process and procedures, monitors our underwriting performance and oversees our underwriting risk management exposure.  The Underwriting Committee is governed by a written charter approved by our Board, which outlines its primary duties and responsibilities and which can be found on our website at www.greenlightre.com.

Executive Sessions

The non-management directors meet regularly in Board and committee executive sessions, which from time to time also exclude our non-independent Board members.  An executive session is typically scheduled immediately before or after each Board meeting.   At such sessions, our Lead Director typically presides.  If the Lead Director position is vacant, the chair of the Nominating. Governance and Corporate Responsibility Committee presides. Executive sessions are also regularly scheduled during committee meetings.

Code of Ethics

Our Board has adopted a Code of Business Conduct and Ethics, or Code of Ethics, that applies to all of our directors, employees and officers, including our Chief Executive Officer and Chief Financial Officer. Our current version of the Code of Ethics is available on our website at www.greenlightre.com. See “— Environmental. Social and Governance — Governance.”

Shareholder Communication with Directors

The Nominating, Governance and Corporate Responsibility Committee has adopted a policy for handling shareholder communications to directors.  The policy and contact information can be found on our website at www.greenlightre.com.  Shareholders may send written communications to our Board or any one or more of the individual directors by mail, c/o Secretary, Greenlight Capital Re, Ltd., 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, P.O. Box 31110, Grand Cayman, KY1-1205, Cayman Islands; by fax at (345) 745-4576 or by email at greenlightre@greenlightre.ky.  There is no screening process, other than to confirm that the sender is a shareholder and to filter inappropriate materials and unsolicited materials of a marketing or publication nature.  All shareholder communications that are received by the Secretary of the Company for the attention of a director or directors are forwarded to such director or directors.

DIRECTOR COMPENSATION

All directors, other than Mr. Einhorn and Mr. Roitman (if elected) and anyone also serving in the capacity of our Chief Executive Officer, receive compensation from us for their services as directors.  Under the Articles, our directors may receive compensation for their services as may be determined by our Board.  Our Compensation Committee determined that the annual retainer we pay to our directors, excluding Mr. Einhorn and Mr. Roitman (if elected) and anyone also serving in the capacity as our Chief Executive Officer, is $70,000, payable at the election of the directors either quarterly in advance, in cash, or at once in restricted shares, which restricted shares will vest on the earlier to occur of (i) the one year anniversary of the grant date and (ii) the next Annual General Meeting of Shareholders of the Company, generally subject to continued service through the applicable vesting date; provided, however, that the shares will become fully vested upon (i) the termination of the director’s service due to death or disability prior to the vesting date or (ii) the occurrence of a “change in control” (as defined below) prior to the vesting date, provided the director is in continuous service immediately prior to such “change in control”.  Each director is also annually awarded restricted shares with a grant date value of $105,000, which will vest on the earlier to occur of (i) the one year anniversary of the grant date and (ii) the next Annual General Meeting of Shareholders of the Company, subject to continued service through the applicable vesting date; provided, however, that the shares will become fully vested upon (i) the termination of the director’s service due to death or disability prior to the vesting date or (ii) the occurrence of a “change in control” prior to the vesting date, provided the director is in continuous service immediately prior to such “change in control”.  Our Compensation Committee also determined that the Chair of the Audit Committee (Mr. Ferrari) and the Lead Director (Mr. Platt) each receives $20,000 in cash annually, payable quarterly in advance. In addition, the Chairs of the Underwriting Committee (Mr. Murphy), Compensation Committee (Ms. Foley), and Nominating, Governance and Corporate Responsibility Committee (Mr. Platt) each receive an additional $10,000 in cash annually, payable quarterly in advance.

Director Compensation Table

The following table summarizes the total compensation paid or awarded to our independent directors in 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (3)	All Other Compensation ($)	Total ($)
Johnny Ferrari	78,662	105,000	—	183,662
Ursuline Foley	74,331	105,000	—	179,331
Leonard Goldberg	70,000	105,000	—	175,000
Victoria Guest	70,000	105,000	—	175,000
Ian Isaacs	75,669	105,000	—	180,669
Bryan Murphy (1)	158,750	105,000	—	263,750
Joseph Platt(2)	47,993	175,000	—	222,993

(1)The $158,750 includes €75,000 that Mr. Murphy earned as compensation for his services as a director for GRIL. Such amount reported is based on an average conversion rate for 2022, which was $1.05 United States dollars for each Euro.
(2)The value reported for Mr. Platt includes compensation earned for services as a director of the Company from July 26, 2022 to December 31, 2022 and $35,000 for compensation for his services as a director of Greenlight Re.

(3)All stock awards were granted under our 2004 stock incentive plan.  The value reported above in the “Stock Awards” column is the aggregate grant date fair value of the awards granted in 2022, determined in accordance with FASB ASC Topic 718, “Compensation-Stock Compensation”. Assumptions used in the calculation of these amounts are included in Note 11 of the Notes to Consolidated Financial Statements in our Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.  Each of Messrs. Ferrari, Goldberg, Isaacs and Murphy and Ms. Foley and Ms. Guest was issued 14,056 restricted Class A ordinary shares as stock awards during 2022. Mr. Platt was issued 23,427 restricted Class A ordinary shares as stock awards during 2022. These shares remained unvested as of December 31, 2022.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES ABOVE.

Action on Certain Matters of Greenlight Re and GRIL

Under the Articles, if we are required to vote at a shareholder’s meeting of certain of our subsidiaries, our Board must refer the subject matter of such vote to our shareholders and seek authority from our shareholders to vote in favor of the resolutions proposed by these subsidiaries.  We are submitting proposals 2, 3, 5 and 6 set forth below for a vote to our shareholders at the Meeting.  Our Board will vote the shares in these subsidiaries in the same proportion as the votes received at the Meeting from our shareholders on these matters.

We are the sole shareholder of Greenlight Re and GRIL. It is proposed that we be authorized to vote in favor of proposals 2, 3, 5 and 6 at the annual general meeting of each of Greenlight Re and GRIL or any adjournments or postponements thereof.

PROPOSAL TWO
ELECTION OF DIRECTORS OF GREENLIGHT RE

We are submitting the proposal to vote for the election of the director nominees identified below for Greenlight Re to our shareholders at the Meeting.

Greenlight Re’s board of directors has nominated Simon Burton, David Einhorn, Johnny Ferrari, Ursuline Foley, Leonard Goldberg, Victoria Guest, Ian Isaacs, Bryan Murphy, Joseph Platt and Daniel Roitman to serve as the directors of Greenlight Re, to be voted on by all holders of record of ordinary shares as of the Record Date. The nominees have consented to serve as directors of Greenlight Re if elected.  The biographical information for the director nominees of Greenlight Re is included under “Proposal One —Election of Directors of the Company — Director Nominee Biographical Information.”

The Board of Directors of Greenlight Re has no reason to believe that any nominee will not continue to be a candidate or will not be able to serve as a director of Greenlight Re if elected.  In the event that any nominee is unable to serve as a director of Greenlight Re, the proxy holders named in the accompanying proxy have advised that they will vote for the election of such substitute or additional nominee(s) as Greenlight Re’s Board of Directors may propose.  Unless otherwise directed, the persons named in the proxy intend to vote all proxies FOR the election of the director nominees named above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES ABOVE.

PROPOSAL THREE
ELECTION OF DIRECTORS OF GRIL

We are submitting the proposal to vote for the election of the director nominees identified below for GRIL to our shareholders at the Meeting.

The GRIL Board has nominated Michael Brady, Bryan Murphy, Patrick O’Brien, Brid Quigley, Daniel Roitman and Faramarz Romer to serve as the directors of GRIL, to be voted on by all holders of record of ordinary shares as of the Record Date.  Each of the director nominees, except for Mr. Romer, is currently serving as a director of GRIL.  The nominees have consented to serve as directors of GRIL if elected.

Set forth below is biographical information for Mr. Brady and Ms. Quigley.  The biographical information for Messrs. O’Brien and Romer is included under Executive Officers. The biographical information for Messrs. Murphy and Roitman is included above, under “Proposal One —Election of Directors of the Company — Director Nominee Biographical Information.”

Michael Brady has been a director of the GRIL Board since March 2019. Mr. Brady has 35 years’ experience in the insurance and reinsurance industries in the Cayman Islands and Ireland. Since 2010, Mr. Brady has been the Chief Executive Officer of Golden Arches Insurance Company dac, where he manages the insurance and reinsurance requirements of McDonald’s international operations and franchise network. From 2008 to 2016, Mr. Brady was also General Manager of Tokio Marine Global Reinsurance Company Limited, where he managed the reinsurance activities of the IFSC Company. From 2004 to 2008, Mr. Brady was Country Manager and Chief Financial Officer for XL Europe Limited and from 1995 to 2003 he was Managing Director of AMB Ireland Group. Mr Brady is an Independent Non-Executive Director and Chair of the Audit Committees of several financial institutions including Everest Insurance Ireland dac, The Standard Club Ireland dac, Essent Irish Intermediate Holdings Limited and AGF International Advisors Company Limited. Mr. Brady is a former Chairman of the Dublin International Insurance & Management Association (DIMA) and a Member of the Taoiseach’s IFSC Insurance Committee. He holds a first class honors degree in Economics and Econometrics from Queen’s University and is a member of Insurance Ireland’s INED and Reinsurance and Captive Councils. Mr Brady is a Fellow of the Institute of Chartered Accountants in Ireland (FCA) and a Fellow of the Institute of Chartered Financial Analysts in the U.S. (CFA).

Brid Quigley has been a director of the GRIL Board since November 2022. Ms. Quigley is a qualified actuary with over 30 years’ experience in financial services and insurance. In addition to her role in GRIL, she is also an Independent Non-Executive Director and Chair of the Investments and Products Committee on Intesa Sanpaolo Life dac, the largest cross-border life company in Ireland. Prior to that, she held a variety of senior executive roles in the Irish Life and Great West Lifeco group of companies, including Head of Customer Service for the European Shared Group IT service function from 2018 to 2020, Head of Customer Service for the Retail business of Irish Life from 2013 to 2017, prior to which she held a variety of actuarial and operational and development roles in the group. Ms Quigley is currently Vice President of the Society of Actuaries in Ireland and chairs their PR and Public Affairs Committee, having previously chaired their Diversity & Inclusion Committee from 2018 to 2022. In addition to her actuarial qualification, Ms. Quigley holds a Masters in Business Administration from Dublin City University and was winner of the Business Leader of the Year in 2019 in the Women in IT Awards Ireland.

The GRIL Board has no reason to believe that any nominee will not continue to be a candidate or will not be able to serve as a director of GRIL if elected.  In the event that any nominee is unable to serve as a director of GRIL, the proxy holders named in the accompanying proxy have advised that they will vote for the election of such substitute or additional nominee(s) as the GRIL Board may propose.  Unless otherwise directed, the persons named in the proxy intend to vote all proxies FOR the election of the director nominees named above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES ABOVE.

PROPOSAL FOUR
RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITORS

Upon recommendation of the Audit Committee, our Board proposes that the shareholders ratify the appointment of Deloitte Ltd. to serve as the independent auditors of the Company for the 2023 fiscal year until the Company’s Annual General Meeting of Shareholders in 2024.  Deloitte Ltd. served as the independent auditors of the Company for the 2022 fiscal year. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its shareholders. A representative of Deloitte Ltd. will attend the Meeting and will be available to respond to questions and may make a statement if he or she so desires.

As previously reported on the Company’s Current Report on Form 8-K, dated September 30, 2021, as a matter of good governance, the Audit Committee invited several registered public accounting firms to participate in an evaluation process to consider a potential audit firm rotation. On September 30, 2021, the Audit Committee approved the appointment of Deloitte Ltd. as our independent auditors for fiscal 2022, replacing BDO USA, LLP, who had served as the independent auditors of the Company since 2006. In connection with the appointment of Deloitte Ltd., the Company dismissed BDO USA, LLP as the independent auditors of the Company. At the Company’s Annual General Meeting of Shareholders in 2022, the Company’s shareholders ratified the Audit Committee’s appointment of Deloitte Ltd. as the Company’s independent auditors for the fiscal year ending December 31, 2022.

BDO USA, LLP served as the independent auditors of the Company for the 2021 fiscal year. BDO USA, LLP’s audit report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2021, there were (i) no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and BDO USA, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO USA, LLP’s satisfaction, would have caused BDO USA, LLP to make reference thereto in its reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the Company’s fiscal year ended December 31, 2021, neither the Company nor anyone on its behalf consulted with Deloitte Ltd. on (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte Ltd. concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K or any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF DELOITTE LTD. AS THE COMPANY’S INDEPENDENT AUDITORS.

PROPOSAL FIVE
RATIFICATION OF APPOINTMENT OF GREENLIGHT RE’S AUDITORS

We are submitting the proposal to ratify the appointment of the auditors of Greenlight Re for the 2023 fiscal year to our shareholders at the Meeting.

Upon recommendation of the Audit Committee of Greenlight Re, our Board proposes that the shareholders ratify the appointment of Deloitte & Touche LLP to serve as the independent auditors of Greenlight Re for the 2023 fiscal year until the Company’s Annual General Meeting of Shareholders in 2024.  Deloitte & Touche LLP served as the independent auditors of Greenlight Re for the 2022 fiscal year. BDO Cayman Ltd. served as the independent auditors of Greenlight Re for the 2021 fiscal year.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF GREENLIGHT RE.

PROPOSAL SIX
RATIFICATION OF APPOINTMENT OF GRIL’S AUDITORS

We are submitting the proposal to ratify the appointment of the auditors of GRIL for the 2023 fiscal year to our shareholders at the Meeting.

Upon recommendation of the Audit Committee of GRIL, our Board proposes that the shareholders ratify the appointment of Deloitte Ireland LLP to serve as the independent auditors of GRIL for the 2023 fiscal year until the Company’s Annual General Meeting of Shareholders in 2024.  Deloitte Ireland LLP served as the independent auditors of GRIL for the 2022 fiscal year. Mazars served as the independent auditors of GRIL for the 2021 fiscal year.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF DELOITTE IRELAND LLP AS THE INDEPENDENT AUDITORS OF GRIL.

PROPOSAL SEVEN
APPROVAL OF THE RE-DESIGNATION RESOLUTIONS

We are submitting the proposal that our shareholders approve special resolutions that all of the authorized and issued Class B ordinary shares be re-designated to Class A ordinary shares immediately on approval by the shareholders of such special resolution and, in connection therewith, to amend the Articles so as to delete provisions no longer applicable following the re-designation, to reclassify the Class A ordinary shares as ordinary shares and to eliminate the Company’s dual class structure, collectively, the Re-designation Resolutions.

The full text of the Re-designation Resolutions are as follows and as set out in Appendix A:

“RESOLVED, as a special resolution, that:

with effect from the time of the passing of this resolution, the share capital of the Company will be amended:

FROM: US$17,500,000, divided into 125,000,000 Ordinary Shares, par value US$0.10 divided into 100,000,000 Class A Ordinary Shares and 25,000,000 Class B Ordinary Shares and 50,000,000 Preferred Shares, par value of US$0.10 each:

TO: US$17,500,000, divided into 125,000,000 Class A Ordinary Shares, par value US$0.10 per share, and 50,000,000 Preferred Shares, par value of US$0.10 per share by:

i.the re-designation of the currently issued 6,254,715 Class B ordinary shares, par value US$0.10 per share, of the Company as Class A ordinary shares, par value US$0.10 per share; and

ii.the re-designation of all of the authorized but unissued Class B ordinary shares, par value US$0.10 per share, as Class A ordinary shares, par value US$0.10 per share; and be it further

RESOLVED, as a special resolution, that:

with effect from the time of the passing of this resolution, the share capital of the Company will be amended:

FROM: US$17,500,000, divided into 125,000,000 Class A Ordinary Shares, par value US$0.10 per share, and 50,000,000 Preferred Shares, par value of US$0.10 per share:

TO: US$17,500,000, divided into 125,000,000 Ordinary Shares, par value US$0.10 per share, and 50,000,000 Preferred Shares, par value of US$0.10 per share by:

i.the re-classification of the currently issued Class A ordinary shares, par value US$0.10 per share, of the Company as Ordinary Shares, par value US$0.10 per share; and

ii.the re-classification of all of the authorized but unissued Class A ordinary shares, par value US$0.10 per share, as Ordinary Shares, par value US$0.10 per share.”

The text of the proposed amendments to the Articles as contemplated by the Re-designation Resolutions is attached as Appendix A to this proxy statement. Additions to the Articles are indicated by underlining and deletions to the Articles are indicated by strikeouts. In addition, a copy of the Fourth Amended and Restated Memorandum and Articles of Association reflecting this proposal and proposals 8 and 9 recommended in this proxy statement (assuming all such proposals are approved) is attached to this proxy statement as Appendix D, which is proposed to be adopted pursuant to the special resolution contained in proposal 10. The discussion herein regarding this proposal is only a summary of material terms and may not contain all information that is important to you. You should carefully read the full text of Appendix A before deciding how to vote.

Reasons for the Re-designation Resolutions

Strengthening corporate governance profile and enhancing eligibility for inclusion in major indices.

Currently, the Company has two classes of ordinary shares: Class A ordinary shares and Class B ordinary shares. The rights of the holders of Class A and Class B shares are identical, except for voting and conversion rights. Each Class A share is entitled to one vote, and each Class B share is entitled to ten votes. The Class B ordinary shares automatically convert into an equal number of Class A ordinary shares in the event of a sale, transfer, exchange or other disposition of any Class B ordinary shares by a holder thereof, other than a transfer to a permitted transferee, as defined in the Articles.

Major indices, proxy advisors, institutional investors, and assets managers contend that dual-class shares may have a negative effect on governance. The S&P, MSCI, and FTSE Russell indices have set limitations on dual-class companies.

Institutional Shareholder Services, Glass Lewis, the Council of Institutional Investors, and the Investor Stewardship Group support a one-share, one-vote standard and recommend that companies eliminate dual-class shares.

Our Board has approved, and recommends that the Company’s shareholders approve, an amendment of the Articles to simplify the Company’s capital structure and cause all outstanding shares of Class B ordinary shares to be re-designated as Class A ordinary shares on a one-to-one basis. The total number of ordinary shares currently authorized under the Articles will not change if the proposal is approved.

Our Board approved this proposal for the reasons detailed below. The Company strives to observe corporate governance best practices, which we believe are correlated with higher long-term returns to shareholders. Simplifying the Company’s capital structure such that all shareholders of the Company will own a single class of ordinary shares of the Company will also reduce the cost and complexity and associated with Company’s current capital structure. Moreover, increasing index eligibility and broadening investor appeal to both active and passive investors may expand the Company’s shareholder base.

A single class of share should enable us to streamline our share transfer agent functions and benefit plan administration.

If we simplify our capital structure by moving to a single class of shares, we believe we will be in a better position to consider alternatives in the future for improving share and plan administration. In addition, this change would better position us to evaluate or consider other providers of these services.

Simplifying our capital structure would eliminate confusion created by our dual-class share structure.

Our dual-class share structure, which includes different voting rights and voting cut-back provisions, has created confusion among some investors with respect to the calculation of our total market capitalization and shares outstanding. Eliminating the dual-class structure would eliminate such confusion.

Background of the Re-designation Resolutions

In deciding whether to submit the Re-designation Resolutions to shareholders at this time, our Nominating, Governance and Corporate Responsibility Committee and our Board considered our shareholders’ outlook on corporate governance practices, our commitment to long-term investor value creation and weighed the pros and cons of the proposal. After deliberation, upon recommendation by our Nominating, Governance and Corporate Responsibility Committee, our Board unanimously agreed that it would be in the best interests of the Company and our shareholders to submit the proposal for shareholder approval. We urge shareholders to vote “FOR” the approval of the Re-designation Resolutions.

Vote Required for Approval

Pursuant to Article 94 of the Articles, the Company may alter or add to the Articles if such alteration or addition is approved by a special resolution, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of ordinary shares present in person or represented by proxy at a general meeting of the Company and entitled to vote at a quorate general meeting. In addition, shareholders holding the requisite majority of the Class B ordinary shares must consent to the Re-designation Resolutions. Abstentions will be excluded entirely from the vote. The approval of this proposal 7 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

If proposal 7 is approved, the rights of the Class B ordinary shares shall be re-designated as Class A ordinary shares and shall have all of the rights attributable to the Class A ordinary shares, including the right to vote as Class A ordinary shares on proposals 8, 9, 10, 11, 12 and 13.

David Einhorn, DME 2022 Holdings, LLC and David M. Einhorn 2021-07 Family Trust, or the Class B Shareholders, are the beneficial and/or record holders of all the issued and outstanding Class B ordinary shares (and 9.5% of the total voting power of the total issued and outstanding ordinary shares). Pursuant to a revocable voting agreement expected to be entered into by and among the Company and the Class B Shareholders on or after the Record Date, the Class B Shareholders have expressed their intent to vote all of their Class B ordinary shares in favor of this proposal 7 (as well as proposals 8, 9 and 10). In the event that the Class B Shareholders revoke such agreement to vote in favor of this proposal 7 at any time prior to the commencement of the Meeting, this proposal 7 will not be approved. In addition, if proposal 7 is not approved, then proposal 8 shall be deemed to be withdrawn and not presented to shareholders for approval.

If proposal 7 and proposal 8 are approved by our shareholders at the Meeting, our Board, pursuant to Article 11(1)(c) of the Articles, has consented to the Class B Shareholders owning more than 9.9% of the total voting power of the total issued and outstanding ordinary shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE RE-DESIGNATION RESOLUTIONS.

PROPOSAL EIGHT
APPROVAL OF THE VOTING CUT-BACK AMENDMENT

We are submitting the proposal that our shareholders approve a special resolution to amend our Articles to eliminate the voting power reduction, or voting cut-back, provisions related to the Class A ordinary shares, or the Voting Cut-back Amendment. The Voting Cut-back Amendment would eliminate the voting cut-back provisions with respect to the Class A ordinary shares and delete provisions no longer applicable following such elimination.

The text of the Voting Cut-back Amendment is attached as Appendix B to this proxy statement. Additions to the Articles are indicated by underlining and deletions to the Articles are indicated by strikeouts. In addition, a copy of the Fourth Amended and Restated Memorandum and Articles of Association reflecting this proposal and proposals 7 and 9 recommended in this proxy statement (assuming all such proposals are approved) is attached to this proxy statement as Appendix D, which is proposed to be adopted pursuant to the special resolution contained in proposal 10. The discussion herein regarding this proposal is only a summary of material terms and may not contain all information that is important to you. You should carefully read the full text of Appendix B before deciding how to vote.

Reasons for the Voting Cut-back Amendment

Articles 12(3), 54, 43(2) and others of the Articles contain cut-back provisions that limit any U.S. shareholder from owning or controlling ordinary shares constituting 9.9% or more of the voting power of all of our ordinary shares, or voting cut-back provisions. The purpose of the voting cut-back provisions was to reduce any risk that the Company and our non-U.S. subsidiaries be deemed a “controlled foreign corporation”, or CFC, for U.S. federal income tax purposes. Pursuant to the Tax Cuts and Jobs Act, or the Tax Act, enacted by the U.S. government in December 2017, the definition of a “United States shareholder” for purposes of the CFC determination has been expanded to refer to economic ownership in addition to voting power. Because of these changes, the voting cut-back provisions are no longer effective in preventing “United States shareholder” status for U.S. persons who hold 10% or more of the value of our ordinary shares, and therefore is no longer effective in reducing any risk of CFC status for the Company and our non-U.S. subsidiaries.

Since the voting cut-back provisions are no longer effective in accomplishing the tax purposes for which they were created, we propose removing those provisions from the Articles.

Vote Required for Approval

Pursuant to Article 94 of the Articles, the Company may alter or add to the Articles if such alteration or addition is approved by a special resolution, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of ordinary shares present in person or represented by proxy at a general meeting of the Company and entitled to vote at a quorate general meeting. Abstentions will be excluded entirely from the vote. The approval of this proposal is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

If proposal 7 is not approved, then proposal 8 shall be deemed to be withdrawn and not presented to shareholders for approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE VOTING CUT-BACK AMENDMENT.

PROPOSAL NINE
APPROVAL OF THE PUSH-UP AMENDMENT

We are submitting the proposal that our shareholders approve a special resolution to amend our Articles to eliminate certain provisions regarding the voting of subsidiary shares, or the Push-up Amendment. The Push-up Amendment would eliminate the provisions related to the voting of subsidiary shares and delete provisions no longer applicable following such elimination.

The text of the Push-up Amendment is attached as Appendix C to this proxy statement. Additions to the Articles are indicated by underlining and deletions to the Articles are indicated by strikeouts. In addition, a copy of the Fourth Amended and Restated Memorandum and Articles of Association reflecting this proposal and proposals 7 and 8 recommended in this proxy statement (assuming all such proposals are approved) is attached to this proxy statement as Appendix D, which is proposed to be adopted pursuant to the special resolution contained in proposal 10. The discussion herein regarding the proposal is only a summary of material terms and may not contain all information that is important to you. You should carefully read the full text of Appendix C before deciding how to vote.

Reasons for the Push-up Amendment

Article 96 of the Articles provides that if the Company is required or entitled to vote at general meetings of (i) Greenlight Reinsurance, Ltd. or (ii) any other direct or indirect subsidiary of the Company organized under the laws of a jurisdiction outside the United States that is treated as a corporation for U.S. federal tax purposes and designated by the Board, or a Designated Subsidiary, our directors shall refer the subject matter of the vote to our shareholders on a poll and seek authority from our shareholders to have the Company’s corporate representative or proxy vote in favor of the resolution proposed by Greenlight Reinsurance, Ltd. and/or such Designated Subsidiary, or Push-up Voting. Article 97 of the Articles requires Greenlight Reinsurance, Ltd. and any Designated Subsidiary to include similar provisions in their organizational documents. The purpose of Push-up Voting was to reduce any risk that our non-U.S. subsidiaries be deemed CFCs for U.S. federal income tax purposes, by ensuring that the voting power of our subsidiaries was in line with the voting power of our shareholders. Because of the changes described above in proposal 8, whereby the Tax Act expanded the definition of “United States shareholder” for CFC determination purposes to consider economic ownership in addition to voting power, Push-up Voting is no longer effective in preventing “United States shareholder” status with respect to our subsidiaries for U.S. persons who hold 10% or more of the value of our ordinary shares, and is therefore no longer effective in reducing any risk of CFC status for our non-U.S. subsidiaries.

In light of the fact that the Push-up Voting provisions are no longer effective in accomplishing the tax purposes for which they were created, we propose removing Articles 96 and 97 from the Articles. In addition, removing Articles 96 and 97 will result in expense savings related to the customization of our proxy card and internet voting platform.

Vote Required for Approval

Pursuant to Article 94 of the Articles, the Company may alter or add to the Articles if such alteration or addition is approved by a special resolution, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of ordinary shares present in person or represented by proxy at a general meeting of the Company and entitled to vote at a quorate general meeting. Abstentions will be excluded entirely from the vote. The approval of this proposal is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE COMPANY’S THIRD AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION TO ELIMINATE THE PUSH-UP PROVISIONS.

PROPOSAL TEN
APPROVAL OF THE FOURTH AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

We are submitting the proposal that our shareholders approve a special resolution to adopt the Fourth Amended and Restated Memorandum and Articles of Association attached to this proxy statement as Appendix D, reflecting proposals 7, 8 and 9 recommended in this proxy statement (assuming all such proposals are approved). This proposal is conditioned on the approval of each of proposals 7, 8 and 9.

In addition to the amendments to the Articles contained in proposals 7, 8, and 9, the Fourth Amended and Restated Memorandum and Articles of Association contain updates to certain references to legislation and other matters administrative in nature required to be updated in order to comply with applicable law as of the date of adoption.

The full text of the special resolution to be passed is as follows:

“RESOLVED, as a special resolution, that the Third Memorandum and Articles of Association currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the proposed Fourth Amended and Restated Memorandum and Articles of Association in the form presented to the shareholders for approval at this general meeting.”

Reasons for the Fourth Amended and Restated Memorandum and Articles of Association

Assuming that proposals 7, 8 and 9 are approved, an omnibus amended and restated memorandum and articles of incorporation will eliminate confusion and provide for administrative ease to our Board and our shareholders to identify and ensure implementation of the rights contained in our Company’s organizational documents.

Vote Required for Approval

Pursuant to Article 94 of the Articles, the Company may alter or add to the Articles if such alteration or addition is approved by a special resolution, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of ordinary shares present in person or represented by proxy at a general meeting of the Company and entitled to vote at a quorate general meeting. For the avoidance of doubt, if the required shareholder vote with respect to this proposal is not obtained, any previously approved amendments to the Articles pursuant to proposals 7, 8 or 9 will remain in effect. Abstentions will be excluded entirely from the vote. The approval of this proposal is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

If proposals 7, 8 and 9 are not approved, then proposal 10 shall be deemed to be withdrawn and not presented to shareholders for approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADOPTION THE FOURTH AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION.

PROPOSAL ELEVEN
APPROVAL AND ADOPTION OF 2023 OMNIBUS INCENTIVE PLAN

Overview

Our Board has adopted, subject to shareholder approval, the Greenlight Capital Re, Ltd. 2023 Omnibus Incentive Plan, or the 2023 Incentive Plan. The 2023 Incentive Plan is intended to replace the Greenlight Capital Re, Ltd. Amended and Restated 2004 Stock Incentive Plan, or the 2004 stock incentive plan, which was amended and restated effective August 15, 2005, and further amended on February 14, 2007, May 4, 2007, April 28, 2010, April 26, 2017 and October 29, 2020. Our Board believes that equity grants are a significant component of total compensation for our employees, officers, directors and consultants and in the best interests of our shareholders.

The purpose of the 2023 Incentive Plan is to promote the interests of the Company and its shareholders by (i) attracting, retaining, motivating, and rewarding exceptional employees, officers, directors and consultants (including prospective employees, officers, directors and consultants) of the Company and its affiliates, (ii) enabling such individuals to participate in the long-term growth and financial success of the Company and (iii) directly linking compensation with Company performance.

If this proposal is approved by shareholders, then the 2004 stock incentive plan share reserve will be transferred to the 2023 Incentive Plan and any forfeitures under the 2004 stock incentive plan will become available for grant under the 2023 Incentive Plan. The 2023 Incentive Plan shall not terminate, amend or modify any provision of the 2004 stock incentive plan nor adversely affect any awards granted under the 2004 stock incentive plan or rights outstanding under the 2004 stock incentive plan; provided, however, that, following shareholder approval of the 2023 Incentive Plan by the Company’s shareholders, no further awards will be granted under the 2004 stock incentive plan.

The 2004 stock incentive plan is currently the sole plan for providing equity incentive compensation to eligible employee, officers, directors and consultants of the Company and its affiliates. As noted above, the Company believes that equity-based awards are an important part of its overall compensation program, and wants to ensure that there is a sufficient number of shares available to adequately incentivize its employees, officers, directors and consultants. The Company anticipates that it could exhaust the shares available under the 2004 stock incentive plan within the next year. As of December 31, 2022, the 2004 stock incentive plan had 2,011,426 Class A ordinary shares available for issuance. On March 15, 2023, the Company made grants of restricted stock and restricted stock units to our employees with respect to an aggregate of 623,699 Class A ordinary shares, after which the balance of shares available for issuance under 2004 stock incentive plan was 1,387,727. Our Board is requesting that shareholders approve the 2023 Incentive Plan so as to increase the maximum number of Class A ordinary shares for which awards may be granted by 2,000,000 Class A ordinary shares. If this proposal is approved, the aggregate number of Class A ordinary shares that may be delivered pursuant to awards granted under the 2023 Incentive Plan will be equal to the sum of (i) 2,000,000 and (ii) any shares that remain available under the 2004 stock incentive plan as of the date of approval. We currently estimate that this increase in shares will allow the 2023 Incentive Plan to operate for approximately the next three to five years. Shareholder approval of the 2023 Incentive Plan is intended to, among other things, comply with the rules and regulations of the NASDAQ.

Highlights

The 2023 Incentive Plan contains a number of provisions for the benefit of our shares, including the following:

•Limited Share Recycling. Clarifies that (i) any Class A Ordinary shares tendered to, or withheld by, the Company to satisfy the grant or exercise price or tax withholding obligations pursuant to any award, including with respect to any stock appreciation right, or SAR, or option, and (ii) any shares not issued or delivered as a result of a net settlement of an outstanding SAR or option, in each case, will not become available again for future issuance.
•Clawback. Provides that awards under the 2023 Incentive Plan are subject to our clawback and/or recoupment policies.
•Limits Annual Compensation for Non-Employee Directors. Imposes a $750,000 annual limit on the cash and equity compensation payable to each of our non-employee directors.
•No Dividends or Dividend Equivalents on Unearned Awards. Provides that to the extent the Committee (as defined below) has provided for the payment of dividends or dividend equivalents with respect to certain awards, participants would not be entitled to payment of such dividends or dividend equivalents unless, and to the extent, such awards vest or are no longer subject to forfeiture.
•Types of Awards. Authorizes the grant of SARs, and other incentive awards to allow the Company greater flexibility in designing customary incentive awards.
•No Repricing. Express prohibition on the repricing of stock options and SARs without first obtaining shareholder approval.

In addition, the 2023 Incentive Plan continues a number of shareholder-friendly provisions from the 2004 stock incentive plan:

•Fixed Reserve of Shares. The number of the Company’s Class A Ordinary shares available for grant is fixed and will not automatically increase because of an “evergreen” feature; shareholder approval is required to issue any additional shares.
•No Tax Gross-Ups. No provision of any tax gross-ups.
•No Automatic Grants. Does not provide for automatic grants to any participant.

Information Regarding Share Usage and Dilution

The following table provides information regarding our outstanding awards and common shares available for future awards under the existing 2004 Stock Incentive Plan (see below) as of March 27, 2023 (and without giving effect to approval and adoption of the 2023 Omnibus Incentive Plan under this proposal):

2004 Stock Incentive Plan
Total outstanding stock options	690,337
Total outstanding service restricted stock units	136,280
Total outstanding performance restricted stock units	176,129
Total common shares available for future grant	1,387,727
Total outstanding dilutive awards	2,390,473

As of December 31, 2022, the weighted average exercise price of all outstanding stock options was $22.25, and the weighted average remaining contractual life of outstanding stock options was 4.0 years.

Our Compensation Committee monitors the annual burn rate and total dilution, and approves the grant of stock-based awards that it believes are necessary to attract, reward, and retain employees, officers, and directors. Burn rate is defined as the rate in which the Company uses the supply of shares authorized for issuance under its 2004 Stock Incentive Plan. Over the last three years, our average burn rate was 2.1% of common shares outstanding per year. Dilution measures the degree to which our shareholders’ ownership has been diluted by stock-based compensation awarded under our current 2004 Stock Incentive Plan. The following table shows our burn rate and dilution percentages over the last three years:

Key Equity Metrics	2020	2021	2022
Burn rate (1)	1.6%	1.4%	3.2%
Dilution (2)	12.8%	11.9%	8.6%
(1) Calculated by dividing the number of common shares subject to equity awards granted during the fiscal year by the weighted average number of common shares outstanding during the fiscal year.
(2) Calculated by dividing the number of common shares subject to equity awards outstanding at the end of the fiscal year by the number of common shares outstanding at the end of the fiscal year.

After giving effect to the Company’s proposed increase in the share reserve of 2 million, the total fully-diluted overhang as of March 27, 2023 would be 11.0%. This is calculated as the sum of grants outstanding and shares available for future awards including the proposed 2 million (numerator) divided by the sum of the numerator and basic common shares outstanding (denominator) on March 27, 2023.

Our future usage of the proposed 2023 Incentive Plan could be influenced by a number of factors such as award type mix (including performance related), hiring and promotion activity at the executive level, the rate at which awards are returned to the 2023 Incentive Plan’s reserve upon the award’s expiration, forfeiture or cash settlement; the future performance of our common share price; and other factors.

Summary of the 2023 Incentive Plan

The following is a summary of the material features of the 2023 Incentive Plan. This summary is qualified in its entirety by the full text of the 2023 Incentive Plan, a copy of which is attached to the accompanying proxy statement/prospectus as Appendix E and is incorporated by reference herein.

Administration. The 2023 Incentive Plan will be administered by our Board, the compensation committee of our Board, or such other committee appointed by our Board to administer the 2023 Incentive Plan, each of which we refer to as the Committee. The Committee will have the authority to construe and interpret the 2023 Incentive Plan, grant awards and make all other determinations necessary or advisable for the administration of the 2023 Incentive Plan.

Nonemployee Director Award Limits. The aggregate maximum value of all awards granted under the 2023 Incentive Plan (determined as of the date of grant) to any non-employee director of the Company during any one calendar year, taken together with any cash fees paid to such non-employee director for service as a non-employee director during such calendar year, will not exceed $750,000. The independent members of the Board or the Committee may, in their sole discretion, determine to make an exception to this limit; provided, however, that no director for whom such an exception is sought shall participate in any such determination.

Eligibility. Employees, officers, directors, and consultants of the Company and its affiliates, will be eligible to receive awards under the 2023 Incentive Plan. The Committee will determine who will receive awards and the terms and conditions associated with such awards.

Share Reserve and Counting.

Subject to adjustment for changes in capitalization and similar events, the aggregate number of Class A ordinary shares that would be available to be delivered pursuant to awards granted under the 2023 Incentive Plan would be equal to the sum of (i) 2,000,000 shares and (ii) any shares that remain or otherwise become available under the 2004 stock incentive plan (including as a result of forfeiture, expiration, termination, cancellation or settlement other than by the delivery of shares of awards outstanding under such plans) as of the date of approval of the 2023 Incentive Plan by the Company’s shareholders, of which 1,500,000 shares could be granted pursuant to incentive stock options, or ISOs. As of March 27, 2023, a total of 2,852,868 Class A ordinary shares were subject to outstanding awards under the 2004 stock incentive plan. The closing price per share of our Class A ordinary shares on the Nasdaq on March 27, 2023 was $9.49.

If, after the date of approval of the 2023 Incentive Plan, any award granted under the 2023 Incentive Plan or 2004 stock incentive plan is forfeited or otherwise expires, terminates or is canceled without the delivery of all Class A ordinary shares subject thereto or is settled other than wholly by the delivery of Class A ordinary shares (including cash settlement), then the number of Class A ordinary shares subject to such award that were not issued shall again become available for issuance under the 2023 Incentive Plan.

The following Class A ordinary shares may not be available again for issuance as awards: (i) shares not issued or delivered as a result of the net settlement of an outstanding SAR or option, (ii) shares withheld or used to satisfy the grant price, exercise price or tax withholding obligation pursuant to any award, including shares used to pay the exercise price related to an outstanding option or SAR or (iii) shares repurchased on the open market with the proceeds of an option exercise price.
Award. The 2023 Incentive Plan authorizes the award of stock options, restricted stock, restricted stock units, or RSUs, SARs, and other stock-based awards. For stock options that are intended to qualify as ISOs under Section 422 of the Code, the maximum number of shares subject to ISO awards is 1,500,000. Certain awards under the 2023 Incentive Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, or Section 409A, which may impose additional requirements on the terms and conditions of such awards. All awards under the 2023 Incentive Plan will be set forth in award agreements, which will detail the terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. A brief description of each award type follows.

Stock Options. Stock options provide for the purchase Class A ordinary shares at an exercise price set on the grant date. The 2023 Incentive Plan provides for the grant of ISOs only to employees of the Company and its affiliates. Nonqualified options, or NSOs, may be granted to employees, officers, directors and consultants of the Company and its affiliates. The exercise price of each option to purchase shares must be at least equal to the fair market value of company shares on the date of grant. The exercise price of ISOs granted to 10% or more shareholders must be at least equal to 110% of that value. Options granted under the 2023 Incentive Plan may be exercisable at such times and subject to such terms and conditions as the Committee determines. The maximum term of options granted under the 2023 Incentive Plan is 10 years (five years in the case of ISOs granted to 10% or more shareholders). No dividend or dividend equivalent rights shall be paid out on options.

Restricted Stock. The Committee may grant awards consisting of Class A ordinary shares, the restrictions of which will lapse upon the terms that the Committee determines at the time of grant. The Committee will determine the requirements for the lapse of the restrictions for the restricted stock awards, which may be based on the service of the participant for a specified time period or the attainment of one or more performance goals. Participants holding restricted stock awards will have the rights of stockholders, including to receive all dividends and other distributions with respect thereto, unless the Committee determines otherwise to the extent permitted under applicable law. If a participant has the right to receive dividends paid with respect to a restricted stock award, such dividends shall not be paid to the participant until the underlying award vests. Unless otherwise provided in an award agreement or otherwise, vesting will cease on the date the participant no longer provides services to the Company and unvested shares will be repurchased by the Company as soon as practicable following such termination. Any shares granted under a restricted stock award are nontransferable, except in limited circumstances.

Restricted Stock Units. An RSU is a notional unit representing the right to receive one Class A ordinary share (or the cash value of one Class A ordinary share) on a specified settlement date. The Committee may grant awards consisting of RSUs subject to restrictions on sale and transfer. The Committee may condition the grant or vesting of RSUs on the achievement of performance conditions and/or the satisfaction of a time-based vesting schedule. Unless otherwise determined by the Committee at the time of award, vesting will cease on the date the participant no longer provides services to the Company and unvested RSUs will be forfeited. Further, a Participant shall not be entitled to dividends or dividend equivalents with respect to RSUs prior to settlement.

Stock Appreciation Rights. SARs provide for a payment, or payments, in cash, Class A ordinary shares or property, as specified in the applicable award, to the holder based upon the difference between the fair market value of Class A ordinary shares on the date of exercise and the stated exercise price of the stock appreciation right. The exercise price must be at least equal to the fair market value of a Class A ordinary share on the date the stock appreciation right is granted. Stock appreciation rights may vest based on time or achievement of performance conditions, as determined by the Committee in its discretion. No dividends or dividend equivalents shall be paid on SARs.

Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant participants other awards under the 2023 Incentive Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to the Class A ordinary shares. The Committee may also grant Class A ordinary shares as a bonus and grant awards in lieu of obligations of the Company or its affiliates to pay cash or deliver property under the 2023 Incentive Plan or other plans or compensatory arrangements.

Adjustment.

In the event of changes in the outstanding Class A ordinary shares or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization, in connection with any extraordinary dividend declared and paid in respect of Class A ordinary shares, in the event of any change in applicable laws or circumstances or as otherwise set forth in the 2023 Incentive Plan, in each case, that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, participants in the 2023 Incentive Plan, awards shall be equitably and proportionally adjusted or substituted, as determined by the Committee, in its sole discretion, as to the number, price, or kind of a share, other securities or other consideration subject to such awards.

Generally, except as otherwise provided by the Committee in an award agreement or otherwise, in connection with certain corporate events, including but not limited to a change in control (as defined in the 2023 Incentive Plan), the Committee may provide for any one or more of the following: (i) the assumption or substitution of any or all awards in connection therewith, with awards that vest based on performance criteria being deemed earned at the target level (or if no target is specified, the maximum level) and converted into solely time-based vesting awards, (ii) the acceleration of vesting of any or all awards not assumed or substituted in connection with the corporate event (with vesting of performance-based awards deemed earned at the target level (or if no target is specified, the maximum level), unless otherwise specified in the applicable award agreement), (iii) the cancellation of any or all awards not assumed or substituted in connection with such corporate event (whether vested or unvested) together with the payment to participants holding vested awards so canceled of an amount in respect of cancellation based on the per-share consideration being paid for the shares in connection with such corporate event, (iv) the cancellation or any or all options, SARs, and other awards subject to exercise not assumed or substituted in connection with any such corporate event (whether vested or unvested) after providing the holder thereof with a period of at least 10 days to exercise such awards, and (v) the replacement of any and all awards (subject to certain limitations) with a cash incentive program that preserves the value of the awards so replaced.

Clawback/Recoupment Policy. Under the 2023 Incentive Plan, each award is subject to the Company’s clawback and recoupment policies, as may be in effect from time to time. Awards are also subject to clawback, forfeiture or similar requirements under applicable law, rule or regulation.

Plan Amendment and Termination. The Board or Committee may amend the 2023 Incentive Plan and awards granted thereunder at any time and from time to time. The Board or the Committee may suspend or terminate the 2023 Incentive Plan at any time. Unless sooner terminated, the 2023 Incentive Plan shall terminate on the day before the tenth anniversary of the date the stockholders approve the 2023 Incentive Plan. No awards may be granted under the 2023 Incentive Plan while it is suspended.

Certain United States Federal Income Tax Aspects

The material U.S. federal income tax consequences of the 2023 Incentive Plan under current United States federal income tax law are summarized in the following discussion, which deals with the general United States federal income tax principles applicable to the 2023 Incentive Plan. The following discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Any non-U.S., state and local tax laws, and employment, estate and gift tax considerations are not discussed due to the fact that they may vary depending on individual circumstances and from locality to locality.

Stock options and SARs.

A 2023 Incentive Plan participant generally will not recognize taxable income upon the grant of a stock option or SAR. The tax consequences of exercising a stock option and the subsequent disposition of the shares received upon exercise will depend upon whether the option qualifies as an ISO or an NSO. Upon exercising an NSO when the fair market value of a Class A ordinary share is higher than the exercise price of the option, a 2023 Incentive Plan participant generally will recognize taxable income at ordinary income tax rates equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Upon a subsequent sale or other disposition of the option shares, the participant will recognize a short-term or long-term capital gain or loss in an amount equal to the difference between the sales price of the shares and the participant’s tax basis in the shares.

Upon exercising an ISO, a 2023 Incentive Plan participant generally will not recognize taxable income. However, upon exercise, the amount by which the fair market value of the shares purchased exceeds the purchase price will be an item of adjustment for alternative minimum tax purposes. The participant will recognize taxable income upon a subsequent sale or other taxable disposition of the option shares. For federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition generally occurs if the sale or other disposition is made more than two years after the date the option was granted and more than one year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition generally will result.

Upon a qualifying disposition of ISO shares, the participant will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the shares over their purchase price. If there is a disqualifying disposition of the shares, then the excess of the fair market value of the shares on the exercise date (or, if less, the price at which the shares are sold) over their purchase price will be taxable as ordinary income to the participant. If there is a disqualifying disposition in the same year of exercise, it eliminates the item of adjustment for alternative minimum tax purposes. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the participant.

Upon exercising or settling a SAR, a 2023 Incentive Plan participant will recognize taxable income at ordinary income tax rates, in the amount paid or value of the shares issued upon exercise or settlement. Payments in shares will be valued at the fair market value of the shares at the time of the payment, and upon the subsequent disposition of the shares the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

Restricted Stock and RSUs.

A 2023 Incentive Plan participant generally will not recognize taxable income upon the grant of restricted stock or RSUs. Upon the termination of restrictions on restricted stock or the settlement of RSUs, the participant will recognize taxable income at ordinary income tax rates, in the amount by which the then fair market value of (i) the shares, cash or property received by the participant, in the case of RSUs, or (ii) the shares with respect to which the restrictions have lapsed, in the case of restricted stock, exceeds the amount, if any, paid for such shares, cash or property. Upon the subsequent disposition of any shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

However, a 2023 Incentive Plan participant granted restricted stock that is subject to forfeiture or repurchase through a vesting schedule such that it is subject to a risk of forfeiture (as defined in Section 83 of the Code) may make an election under Section 83(b) of the Code to recognize taxable income at ordinary income tax rates, at the time of the grant, in an amount equal to the fair market value of the Shares on the date of grant, less the amount paid, if any, for the shares. If a timely Section 83(b) election is made, the participant will not recognize any additional ordinary income on the termination of restrictions on restricted stock.

Section 409A.

Section 409A imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, non-qualified deferred compensation could include equity-based incentive programs, including certain stock options, SARs and RSU programs. Generally speaking, Section 409A does not apply to incentive stock options, non-discounted non-qualified stock options and stock appreciation rights if no deferral is provided beyond exercise, or restricted stock.

The awards made pursuant to the 2023 Incentive Plan are expected to be designed in a manner intended to be exempt from, or comply with, the requirements of Section 409A of the Code. However, if the 2023 Incentive Plan any award thereunder fails to be maintained and administered in compliance with Section 409A, a participant could be subject to the additional taxes and interest.

Non-United States Taxpayers.

If a participant is subject to the tax laws of any country other than the United States, the participant should consult the participant’s own tax and legal advisors to determine the tax and legal consequences of any award received under the plan.

Non-U.S., state, and local tax consequences may in some cases differ from the United States federal income tax consequences described above. The foregoing summary of the United States federal income tax consequences in respect of the 2023 Incentive Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards.

New Equity Incentive Plan Benefits

No awards have been previously granted under the 2023 Incentive Plan and no awards have been granted that are contingent on shareholder approval of the 2023 Incentive Plan. The awards that are to be granted to any participant or group of participants are indeterminable at the date of this proxy statement/prospectus because participation and the types of awards that may be granted under the 2023 Incentive Plan are subject to the discretion of the Committee. Consequently, no new plan benefits table is included in this proxy statement/prospectus. For information regarding equity awards granted to our named executive officers during 2022, please refer to the section entitled “Summary Compensation Table”. Equity awards granted to our non-employee directors during 2022 are described under “Proposal One—Election of Directors of the Company—Director Compensation”. For information regarding equity compensation plans approved and not approved by shareholders, please refer to the section entitled “Potential Payments upon Termination or Change in Control—Equity Compensation Plan Information”.

Registration With the SEC

Immediately following approval of this proposal, we intend to file with the SEC a registration statement on Form S-8 covering the Class A ordinary shares issuable under the 2023 Incentive Plan.

Vote Required for Approval

Under the Nasdaq rules, approval of the 2023 Incentive Plan requires the affirmative vote of a majority of votes cast on the proposal. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes and abstentions will have no effect on the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION OF THE 2023 OMNIBUS INCENTIVE PLAN.

PROPOSAL TWELVE
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Compensation Discussion and Analysis of this proxy statement describes the Company’s executive compensation program and the compensation decisions made by our Compensation Committee and our Board in 2022 with respect to our Chief Executive Officer and certain other executive officers (whom we refer to as the “named executive officers”).  In accordance with Section 14A of the Exchange Act, our Board is asking shareholders to cast a non-binding advisory vote on the following resolution:

“RESOLVED, that the shareholders of Greenlight Capital Re, Ltd. (“GLRE”) approve the compensation of the GLRE executive officers named in the Summary Compensation Table, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the executive compensation tables and the related footnotes and narrative accompanying the tables).”

As we describe in the Compensation Discussion and Analysis, our executive compensation program embodies a performance-driven philosophy that supports GLRE’s business strategy and aligns the interests of our executives with our shareholders.  Our Board believes this link between compensation and the achievement of our long-term business goals has helped drive GLRE’s performance over time.  At the same time, we believe our program does not encourage excessive risk-taking by management.

For these reasons, our Board asks shareholders to support this proposal.  While the advisory vote we are asking you to cast is non-binding, our Compensation Committee and our Board value the views of our shareholders and will take into account the outcome of the vote when considering future compensation decisions for our named executive officers. We currently plan to hold an annual advisory vote on compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION.

PROPOSAL THIRTEEN
ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTES

In proposal 12, shareholders are being asked to cast a non-binding advisory vote with respect to the compensation of the GLRE executive officers named in the Summary Compensation Table. This advisory vote is typically referred to as a “say-on-pay” vote. In this proposal 13, our Board is asking shareholders to cast a non-binding advisory vote on how frequently say-on-pay votes should be held in the future. Shareholders will be able to cast their votes on whether to hold say-on-pay votes every one, two or three years. Alternatively, you may abstain from casting a vote.

Our Board has determined that an advisory vote on executive compensation that occurs annually is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a one-year interval for the advisory vote on executive compensation. In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation will allow our shareholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year.

This advisory vote is not binding on the Board. The Board acknowledges that there are a number of points of view regarding the relative benefits of annual and less frequent say-on-pay votes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE OPTION OF ONCE EVERY YEAR AS THE FREQUENCY WITH WHICH SHAREHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTIVE OFFICERS

Name	Age	Position
Simon Burton (1)	52	Director, Chief Executive Officer
Neil Greenspan (2)	56	Chief Financial Officer
Patrick O’Brien	54	Chief Executive Officer, GRIL
Thomas Curnock	51	Chief Risk Officer
Faramarz Romer (3)	47	Chief Accounting Officer and Treasurer
Richard Strommer	44	Chief Actuary
Brian O'Reilly	39	Head of Innovations

(1) See Mr. Burton’s biography above under “Proposal One — Election of Directors of the Company — Director Nominee Biographical Information.”
(2) Mr. Greenspan and the Company have executed a separation agreement, effective as of March 31, 2023. Mr. Greenspan will leave the Company on March 31, 2023.
(3) Mr. Romer will be appointed Chief Financial Officer effective as of April 1, 2023. Mr. Romer will succeed Neil Greenspan, who is leaving the Company on March 31, 2023.

Neil Greenspan Age: 56
Business Experience: Mr. Greenspan has served as Chief Financial Officer of the Company since September 9, 2020. Mr. Greenspan previously served as the Company’s Chief Accounting Officer from December 31, 2018 to September 8, 2020. Mr. Greenspan has over 20 years of reinsurance and insurance industry experience. Mr. Greenspan was the Senior Vice President, Financial Reporting of the Validus Group from November 2017 until joining the Company, and was the Chief Accounting Officer of the Montpelier Group from January 2006 to January 2016. Prior to joining the Montpelier Group, Mr. Greenspan held a senior finance position at ACE Financial Solutions International.

Education/Certifications: Mr. Greenspan received his Bachelor of Arts degree in Philosophy and Political Science from Bucknell University and his MBA degree and Master of Science degree in Accounting from Northeastern University. Mr. Greenspan is a Certified Public Accountant and member of the American Institute of Certified Public Accountants and Massachusetts Society of CPAs.

Patrick O’Brien Age: 54
Business Experience: Mr. O’Brien has served as the Chief Executive Officer of GRIL since March 2017 and a director of the GRIL Board since June 2016. From February 2016 to June 2016, Mr. O’Brien served as the Chief Executive Officer of Motor Insurers’ Bureau of Ireland, a non-profit organization that compensates victims of road traffic accidents caused by uninsured and unidentified vehicles. Prior to this, from 2011 to 2015, Mr. O’Brien served as the Chief Executive Officer of Liberty Insurance, a significant domestic Irish market insurer, where he was responsible for establishing the insurer in Ireland, following an acquisition of a business under administration. From 2001 through 2011, Mr. O’Brien served as a director and Chief Operating Officer of Liberty Mutual Insurance Europe, Liberty Mutual’s commercial and specialty business in Europe. Prior to this, he spent six years in Bermuda with Deloitte and The Hartford. He is a Fellow of the Institute of Chartered Accountants in Ireland.

Education: Mr. O’Brien holds a degree in Accounting and Finance from Dublin City University.

Thomas Curnock Age: 51
Business Experience: Dr. Curnock has served as Chief Risk Officer of the Company since April 2017. Prior to that, Mr. Curnock worked in risk management and as an underwriter since July 2009 when he joined the Company. Dr. Curnock has over 20 years’ experience in the property and casualty reinsurance industry. He has previously served as Senior Vice President of Aon Benfield Securities as an investment banker and Senior Vice President of Aon Benfield as a structured reinsurance broker.

Education: Dr. Curnock holds a Bachelor of Science in Mathematics and a Ph.D. in computer science from University of Salford.

Faramarz Romer Age: 47
Business Experience: Mr. Romer was appointed as Chief Accounting Officer and Treasurer of the Company in September 2020. Mr. Romer served as Reporting and Compliance Officer since July 2007. In his prior role with the Company, Mr. Romer oversaw the Company’s Securities and Exchange Commission reporting, periodic and annual financial reporting, internal audit and SOX 404 process. Prior to joining the Company, Mr. Romer was a Senior Manager at KPMG.

Education/Certifications: Mr. Romer received his Bachelor of Arts degree in Business Administration from the University of Western Ontario – Richard Ivey School of Business. Mr. Romer is a Certified Public Accountant and member of the Chartered Professional Accountants of Canada.

Richard Strommer Age: 44
Business Experience: Mr. Strommer has served as Chief Actuary of the Company since September 2018. In his prior role as Senior Actuary with the Company, Mr. Strommer oversaw the quarterly reserving process of the Company. Prior to joining the company in May 2017, Mr. Strommer was a Senior Manager at Ernst & Young.

Education/Certifications: Mr. Strommer received his Bachelor of Science degree in Mathematics from Imperial College London. Mr. Strommer is a qualified actuary and Fellow of the Institute and Faculty of Actuaries in the UK.

Brian O’Reilly Age: 39
Business Experience: Mr. O’Reilly has served as Head of Innovations of the Company since September 2020. Mr. O’Reilly has served the Company since 2013 in a variety of actuarial roles before joining the innovation unit at its formation as a Senior Principal in March 2018. Prior to joining the Company, Mr. O’Reilly held actuarial positions in the US at Accident Fund Holdings, Inc., and before that at ICW Group.

Education/Certifications: Mr. O’Reilly received his Bachelor of Business Administration from the University of Miami with a major in Finance. Mr. O’Reilly also received a Postgraduate Diploma in Actuarial Science from the University of Leicester (UK). Mr. O’Reilly is an Associate of the Casualty Actuarial Society as well as an Associate of the Society of Actuaries.

COMPENSATION DISCUSSION AND ANALYSIS

Annual “Say-on-Pay” Vote

In 2017, our Board of Directors adopted a policy of providing for an annual “Say-on-Pay” vote, a resolution approving the compensation of our named executive officers, which was approved by our shareholders. Our Board of Directors believes that allowing our shareholders to vote on our executive compensation practices on an annual basis aligns with market best practices and provides our shareholders with an important opportunity to provide meaningful feedback to us. A vote on the frequency of future “say-on-pay” votes (commonly known as a “say on frequency” vote) is required every six years. Accordingly, we are asking our shareholders to cast a non-binding “say on frequency” vote at the Meeting. See “Proposal Thirteen — Advisory Vote on Frequency of Executive Compensation Advisory Votes”.

The Board and the Compensation Committee intends to continue actively evaluating our compensation policies and practices and to consider shareholder feedback and the results of our “Say-on-Pay” votes when making future compensation decisions for our NEOs.

Named Executive Officers

For 2022, our named executive officers, or NEOs, and their respective titles as of December 31, 2022 were as follows:

•Simon Burton, Chief Executive Officer;

•Neil Greenspan, Chief Financial Officer;

•Patrick O’Brien, Chief Executive Officer, GRIL;

•Faramarz Romer, Chief Accounting Officer and Treasurer; and

•Thomas Curnock, Chief Risk Officer.

Mr. Burton was a named executive officer for 2022 based on his position as our Chief Executive Officer. Mr. Greenspan was a named executive officer for 2022 based on his position as our Chief Financial Officer. Messrs. O’Brien, Romer, and Curnock were named executive officers for 2022 by reason of being three of the Company’s most highly compensated executive officers other than persons serving as the Company’s Chief Executive Officer and Chief Financial Officer, who were serving as executive officers as of December 31, 2022. On March 7, 2023, the Company announced that Mr. Romer will be appointed Chief Financial Officer, effective as of April 1, 2023. Mr. Romer will succeed Mr. Greenspan who is leaving the Company on March 31, 2023. For more details see “Actions taken in 2023.”

Compensation Policy

In general, we seek to pay salaries that are commensurate with the salaries paid to executives at other reinsurance companies. However, as we are the first open market property and casualty reinsurer operating in the Cayman Islands, no direct comparisons can be made.

Our performance-driven compensation policy consists of the following three main components:

•base salary;
•bonuses; and
•equity-based compensation.

We generally use short-term compensation composed of base salary and annual cash bonuses and long-term compensation comprised of restricted share units, and/or restricted shares, as applicable, in an effort to align our employees’ and executive officers’ interests with those of our shareholders and increase long-term growth in book value per share. In addition, from time to time and under certain circumstances, we award sign-on bonuses, retention bonuses and other bonuses and/or bonus opportunities.

Our Compensation Committee reviews and approves all recommendations made with respect to bonuses, restricted share units, and restricted shares, as applicable, for all of our employees, including our NEOs. Additionally, the Compensation Committee reviews and approves all discretionary, sign-on, retention and other bonuses, if any, of our NEOs. Each year, our Chief Executive Officer provides information and recommendations to the Compensation Committee with respect to individual performance to assist the Compensation Committee with its analysis and evaluation of each employee’s compensation, including the NEOs.

Our Chief Executive Officer does not make recommendations regarding his own compensation. Accordingly, the Compensation Committee considers the performance of our Chief Executive Officer and determines and approves the amount of any discretionary retention and/or other bonus that he receives. While the Compensation Committee considers the recommendations of our Chief Executive Officer, it is not bound by his recommendations. While the Compensation Committee is generally familiar with the compensation of similarly situated individuals and does consider this information when making compensation decisions, given the nature of our business and compensation, the Compensation Committee historically did not feel it was necessary to utilize the services of a compensation consultant or to do any formal benchmarking.

As previously disclosed, in September 2020, the Company retained Mercer to provide support related to all matters typically handled by the Compensation Committee, including related to compensation strategy and incentive plan design. The work conducted by Mercer included, among other things, peer group development, executive compensation benchmarking analysis, and incentive compensation program design. The Compensation Committee obtains legal advice regarding executive compensation matters from its independent outside legal counsel. The Compensation Committee has considered whether the work of Mercer as a compensation consultant has raised any potential conflicts of interest, taking into account the following factors: (i) the amount of fees paid by us to Mercer as a percentage of that firm’s total revenue; (ii) the provision of other services to us by Mercer; (iii) Mercer’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the individual compensation advisors with any of our executive officers; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee and (vi) any ownership of our stock by Mercer or the individual compensation advisors. Based on the above factors, the Compensation Committee has concluded that the work of Mercer, including the work performed by the individual compensation advisors employed by Mercer, has not created any conflict of interest.

Role of the Compensation Consultant/Peer Group

Mercer was engaged by the Company to develop a set of peer group companies for use as a point of comparison in assessing the competitiveness of 2022 compensation for certain executive officers. Since, 2022, data compiled from this peer group, as well as from reliable compensation survey databases, has been used as a baseline reference by the Compensation Committee to assist it in establishing and assessing target total compensation levels, as well as target compensation levels for individual components of compensation for our executive officers. When making compensation decisions, we also look at the compensation of our NEOs relative to the compensation paid to similarly-situated executives at companies that we consider to be our peers, which is referred to as “benchmarking.” However, we believe that a benchmark serves as a point of reference, but is not a determinative factor, for our executives’ compensation. Such comparative information is just one of the factors considered in setting executive compensation and the Compensation Committee has the discretion to consider the nature and extent of its use.

The peer group used to assist in making the compensation decisions for 2022, which we refer to as our 2022 peer group, was selected primarily based on the peer companies’ similarities to us as of the time the survey was performed, based on factors such as revenue and other financials, such as asset size, book value, EBITDA and market capitalization, and industry.

The 2022 peer group was comprised of the following companies:

•Everest Re Group, Ltd.
•RenaissanceRe Holdings Ltd.
•W.R. Berkley Corporation
•Axis Capital Holdings Limited
•SiriusPoint Ltd.
•Proassurance Corporation
•James River Group Holdings, Ltd.
•Protective Insurance Corporation
•HCI Group Inc.

•Alleghany Corporation
•Assured Guaranty Ltd.
•Enstar Group Limited
•Argo Group International Holdings, Ltd.
•Lancashire Holdings Limited
•Employers Holdings, Inc.
•Global Indemnity Group, LLC
•Prosight Global, Inc.
•Heritage Insurance Holdings, Inc.

We are positioned marginally below the peer group’s 25th percentile relative to book value based on the fact that many of our market comparators are larger.

The Compensation Committee strives to target total pay at levels that are within reasonable range of market based on various criteria, including, but not limited to, experience, time in role, performance, and scope of responsibility in comparison to benchmarks.

Base Salary

We use base salary to recognize the experience, skills, knowledge, roles and responsibilities of our employees and executive officers. When establishing the base salaries of our NEOs, our Compensation Committee considers a number of factors, including:

•the individual’s years of experience;
•the functional role of the individual’s position;
•the level of the individual’s responsibility;
•our ability to replace the individual; and
•to the extent applicable, the limited number of well-qualified candidates available in or willing to relocate to the Cayman Islands.

Base salaries are reviewed and considered by the Compensation Committee on an annual basis or as otherwise deemed appropriate by the Compensation Committee. Mr. Burton’s base salary was increased pursuant to the 2022 Burton Employment Agreement and based on the Compensation Committee’s review, Mr. Romer’s base salary was also increased. The Compensation Committee did not change the base salaries of Messrs . Greenspan, O’Brien, Curnock for 2022. For more detail on the 2022 Burton Employment Agreement see “Employment Agreements” below.

    The annual base salaries for NEOs as of December 31, 2022, including their percentage increase over their salaries in effect on December 31, 2021 were as follows:

Name	2022 Base Salary ($)	2021 Base Salary ($)	% Increase
Simon Burton	800,000	725,000	10.3%
Neil Greenspan	500,000	500,000	0%
Patrick O'Brien(1)	393,750	393,750	0%
Faramarz Romer	367,500	350,000	5%
Tom Curnock	420,000	420,000	0%
(1) Because he is based in Ireland, Mr. O’Brien’s cash compensation is generally paid to him in Euros rather than United States dollars. Amounts reported as “2022 Base Salary” and “2021 Base Salary” are based on an average conversion rate for 2022, which was $1.05 United States dollars for each Euro.

Bonuses

Short Term Incentive Plan

We use bonuses to reward individual and company performance. We expect our bonuses to be variable from year to year. Our Compensation Committee determines each NEO’s target bonus, expressed as a percentage of base salary. The target bonuses of the NEOs were set by the Compensation Committee based on the scope and significance of each NEO’s role, with the CEO receiving the highest target due to his greater responsibilities.

In 2021, following Mercer’s review of our compensation practices, the Compensation Committee recommended to our Board, and the Board approved, a new annual bonus program, which we refer to as the Short Term Incentive Plan, which will be administered by the Compensation Committee. No incentive cycles prior to 2021 under our previously-disclosed bonus program are impacted other than as previously disclosed. The Short Term Incentive Plan replaces the prior bonus program, which we refer to as the Prior Bonus Program, with a more market-based short-term incentive plan. The guiding principles related to our new short term incentive plan were to make the plan easy to understand, transparent and reward controllable results, reward management decisions that would support long-term growth and profitability, and promote retention through real near-term earnings potential.

Eligible employees, which includes all of our and our subsidiaries’ full-time salaried employees, who become participants in the Short Term Incentive Plan for a specific plan year will be eligible to receive a target bonus opportunity expressed as a percentage of base salary. Actual participation in the Short Term Incentive Plan will be determined with respect to each plan year and will be based on the recommendations of our Chief Executive Officer, or the CEO, and will be subject to the discretion of the Compensation Committee. All of the NEOs were eligible to participate in the Short Term Incentive Plan for the 2021 plan year. Target bonus opportunities will vary by individual participant and may vary among employees in the same salary grade level or same internal reporting relationship.

Awards under the Short Term Incentive Plan may be earned based upon achievement of certain performance metrics, financial or otherwise, as determined by the Compensation Committee. The aggregate target bonus opportunity may be broken down into two parts: (1) the company performance target bonus and/or (2) the individual performance target bonus. The weightings of each metric, to the extent applicable, which may vary by participant, are recommended by the CEO (other than with respect to the CEO whose weightings are determined by the Compensation Committee) and determined by the Compensation Committee. The metrics and the associated weightings may be changed from plan year to plan year.

The Compensation Committee will select one or more of the following as the company performance criteria related to the company performance target bonus for each plan year: (1) adjusted operating profit; (2) growth in book value per share; (3) total shareholder return; (4) underwriting loss ratio; (5) underwriting combined ratio; (6) expense ratio; (7) net income; or (8) any other performance criteria that the Compensation Committee may select in its discretion. Each selected company performance criteria will be assigned a threshold, target and maximum level of achievement as determined by the Compensation Committee in is sole discretion. The company performance criteria and requisite level of performance corresponding to threshold and maximum levels of performance (including the corresponding percentage of the company performance target bonus that can be earned) may be changed from plan year to plan year, but in no event may the maximum level of performance result in a payment in excess of 200% of the company performance target bonus.

Performance and bonus achievement are measured following the end of the single year performance period and bonuses are generally paid in cash following the Board’s approval of audited fiscal year results and the determination by the CEO or the Compensation Committee, as applicable, of individual performance levels, but in no event later than March 15 of the year following the year to which the bonus relates, subject generally to continued employment through the last day of the performance period (and not having given or received notice of termination); provided, however, that if a participant’s employment terminates due to death or disability prior to the last day of the performance period, the participant will be entitled to a pro-rata bonus based on actual performance for the year in which the termination occurs, subject to compliance with the terms of the participant’s employment agreement or offer letter, as applicable. If a participant commences participation in the Short Term Incentive Plan after the first day of the applicable plan year, any such bonus payable in respect of such plan year will be pro-rated based on the portion of the year employed.

All payments under the Short Term Incentive Plan may (or, to the extent required by law or listing standards of any securities exchange on which our securities are listed, will) be subject to recoupment, cancellation, reduction or forfeiture (1) in accordance with any clawback or similar policy adopted by the Board or the Compensation Committee, (2) in accordance with any clawback or similar policy that we are required to adopt pursuant to any applicable listing standards or applicable law or (3) in the event of fraud or any financial restatements or irregularities.

2022 Short-Term Incentive Plan Awards

For 2022, the target annual bonus opportunity, expressed as a percentage of annual base salary, for the NEOs were as follows:

Name	2022 Target Bonus Opportunity (% of Base Salary)
Simon Burton	100%
Neil Greenspan	50%
Patrick O'Brien	60%
Faramarz Romer	50%
Tom Curnock	50%

In respect of 2022, the Compensation Committee determined that awards under the Short Term Incentive Plan would be based upon achievement of company performance and individual performance. The weightings between company and individual performance for the annual incentive compensation opportunities vary among our named executive officers. For 2022, the weightings of the NEOs were set by the Compensation Committee based on the scope of each NEO’s role, as follows:

Name	Company Performance	Individual Performance
Simon Burton	75%	25%
Neil Greenspan	75%	25%
Patrick O'Brien	75%	25%
Faramarz Romer	40%	60%
Tom Curnock	75%	25%

In respect of 2022, the Compensation Committee determined that company performance would be measured based upon achievement of adjusted operating profit, or 2022 AOP Metric, as this metric reflects management’s contribution to long term profitability and operational efficiency. With respect to the 2022 fiscal year, the AOP Metric means the sum of (i) the 2022 underwriting income and (ii) the 2022 strategic investments income (net of tax), less (iii) 2022 corporate innovations-related expense, as a percentage of book value measured as of January 1, 2022.

Under the Short Term Incentive Plan, participants will be eligible to receive a bonus related to the company performance criteria, to the extent applicable, if we achieve at least the threshold level of performance for the applicable performance period. If the threshold level of performance related to the 2022 AOP Metric was not attained, no portion of the award allocated to that metric would have been earned, and if the maximum level of performance related to the 2022 AOP Metric was attained, participants would have been eligible to receive 200% of the target award related to such metric. In 2022, the actual 2022 AOP Metric was (0.8%), which resulted in no payout. Adjusted operating profit is a non-GAAP financial measure. Please refer to Annex 1 for definition of non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures.

Performance Measure	Threshold (50%)	Target (100%)	Maximum (200%)	Actual	Payout
2022 AOP	3.0%	6.8%	12.0%	(0.8)%	—%

Linear interpolation is used to calibrate payouts between the threshold, target and maximum levels.

The individual performance metric ranges from 0% of the target award related to that metric to 100% of the target award related to that metric. The Compensation Committee determines the percentage of the individual performance target bonus, if any, that each named executive officer is eligible to earn. In determining the individual performance payout percentages for each of our named executive officers, the Compensation Committee considers, among other things, the contributions by each individual based upon his or her area of responsibility to:

•The transformation, diversification and performance of our underwriting platform and long-term growth strategy;
•The strength and improvement of our A.M. Best financial ratings and maintenance of regulatory compliance; and
•The judicious deployment of capital that is not contractually allocated to our alternative investment strategy.

The Compensation Committee, in its sole discretion, may consider subjective criteria relating to performance and accomplishments on an individual and comparative basis. These criteria include, but are not limited to:

•The strength and development of each individual’s contributions to our strategic partnership and our client, broker, shareholder and other stakeholder relationships;
•The quality and professionalism of the individual in support for the work for the Board, the management team and our employees, including individual contributions to team development, engagement and motivation and succession planning; and
•The Company’s desire to retain the executive and align his or her interest with those of our shareholders.

In connection with its review of 2022 individual performance, the Compensation Committee approved individual performance for the NEOs as follows:

Name	Actual
Simon Burton	100%
Neil Greenspan	100%
Patrick O'Brien	100%
Faramarz Romer	100%
Tom Curnock	100%

Incentive compensation earned under the Short Term Incentive Plan for the 2022 fiscal year was paid in March 2023, and for each applicable NEO disclosed in the “Non-equity Incentive Plan Compensation” column for such year in the Summary Compensation Table below.

Prior Bonus Program

In March 2023, the Compensation Committee approved the updated calculations for the quantitative bonus pool with respect to the 2017 underwriting year with respect to the Prior Bonus Program based on performance through December 31, 2022 and declared the 2017 year closed. For the 2017 underwriting year, the updated calculations reflect below-threshold performance and, as such, no quantitative bonus will be awarded. The only underwriting years that remain open under the Prior Bonus Program are 2018 and 2019.

Sign-On Bonuses

From time to time, the Compensation Committee may award sign-on bonuses in connection with the commencement of an NEO’s employment with us. Sign-on bonuses are used only when necessary to attract highly skilled officers to the Company. Generally they are used to incentivize candidates to leave their current employers or may be used to offset the loss of unvested compensation or future income that they may forfeit as a result of leaving their current employer or business.

Retention Bonuses

From time to time, the Compensation Committee, based upon a review of competitive conditions and/or the role and skill set of the individual, may approve retention arrangements for certain NEOs and other senior executives.

Other Bonuses

From time to time, the Compensation Committee may award other bonus opportunities and/or adopt additional bonus plans in order to incentivize employees and foster and support the success of the Company.

Stock Incentive Plan Awards

In 2004, we adopted a stock incentive plan, or the 2004 stock incentive plan, which was amended and restated effective as of August 15, 2005, February 14, 2007, May 4, 2007, April 28, 2010, April 26, 2017 and October 29, 2020.

Our Compensation Committee has decided that, with certain exceptions noted above, restricted shares or restricted share units, as applicable, generally are the preferred form of equity compensation as the Compensation Committee believes that restricted shares or restricted share units, as applicable, better align management with long-term shareholder value creation. Our Compensation Committee determines the value of restricted share or restricted share unit grants for certain of our NEO after taking into account, among other things, our desire to retain the executive and the executive’s role within the Company. Those executives who are most critical to our future growth generally receive larger awards. Currently, we expect long-term compensation (i.e., 2004 stock incentive plan awards), to continue to represent the majority of each NEO’s compensation.

In order to prevent the backdating of equity awards and to ensure that the timing of awards or the release of material information will not be accelerated or delayed to allow an award recipient to benefit from a more favorable stock price, on February 27, 2008, our Board of Directors and Compensation Committee adopted a policy with respect to our equity grant practices that delineates specific procedures that must be followed when granting equity awards. We believe this policy helps the integrity of our equity award grant practices.

Our current practice is to grant equity awards in March of each fiscal year.

In February 2022, our Compensation Committee approved and, on March 15, 2022, we granted awards of 391,789 Class A ordinary restricted shares to Mr. Burton, 85,704 Class A ordinary restricted shares to Mr. Greenspan, 84,922 Class A ordinary restricted share units to Mr. O’Brien, 58,504 Class A ordinary restricted shares to Mr. Romer, and 71,991 Class A ordinary restricted shares to Mr. Curnock under our 2004 stock incentive plan. Each of Messrs. Burton, Greenspan, O’Brien and Curnock’s 2022 awards under the 2004 stock incentive plan consist of a mix of performance-vesting restricted stock or restricted stock units (67%), as applicable, and time-vesting restricted stock or restricted stock units (33%), as applicable. Mr. Romer’s 2022 award under the 2004 incentive plan consists of a mix of performance restricted stock (33%) and time-vesting restricted stock (67%).

Time-based awards will vest ratably over a three-year period, generally subject to continued employment through and including each vesting date. Performance-vesting awards will cliff vest, if at all, based on the actual level of achievement against the performance metrics following the end of the three year performance period, generally subject to continued employment through and including the last day of the three year performance period. Performance will be determined by the Board or the Compensation Committee after the completion of the three year performance period pursuant to the terms of the award.

The performance-vesting awards granted in 2022 will be earned, if at all, based on performance against the following metrics: fully diluted book value per share growth (65% weight) and combined ratio (35% weight). Performance metrics and weightings may change from year to year for future awards and the Board and the Compensation Committee reserve the right to modify the metrics and performance measurement based on changes in accounting rules/regulations, and unforeseen event and circumstances. The performance-vesting awards granted in 2022 vest as follows based on achievement of the weighted performance metrics: below threshold, 0% vesting; threshold, 25% vesting; target 50% vesting; and maximum 100% vesting. Linear interpolation is used to calibrate payouts between threshold, target and maximum award levels. With respect to each performance metric, the Compensation Committee determined that 22.5% fully diluted book value per share growth and 97% average combined ration were the appropriate challenging targets for payout at target for the 2022-2024 (inclusive) performance cycle. Combined ratio of more than 99% would result in no payout, 99% would result in 25% payout and 94% or less would result in 100% payout with respect to the combined ratio performance metric. Fully diluted book value per share growth of less than 12.5% would result in no payout, 12.5% would result in 25% payout, and 40.5% would result in 100% payout with respect to the fully diluted book value per share growth performance metric.

These stock awards reflect our Compensation Committee’s desire to retain these executives and align their interests with those of our shareholders.

For more details on these awards, see “Potential Payments upon Termination or Change in Control - Stock Incentive Plan and Awards Granted Thereunder.”

Retirement Benefits

As with every employer in the Cayman Islands, we are required by the National Pensions Law to provide a pension plan for our employees in the Cayman Islands. We belong to the Coralisle Pension Services Ltd. Pension Plan, which is administered by British Caymanian Insurance Agencies Ltd. Under the Cayman Islands National Pensions Law, all employees between the ages of 18 and 60 must contribute a minimum of 5% of their earnings to a pension plan. An employee also has the option of contributing more than the prescribed minimum. We are required to match the contribution of the first 5% of each participating employee’s salary to a maximum salary amount of $106,098. The Company currently pays both the employee and employer portions of the plan. The pension plan is a defined contribution plan and, as such, the amount that an employee receives upon retirement is directly related to the amount contributed to the plan by, or on behalf of, the employee while working. Once an employee retires (employees become eligible for retirement at age 60 in the Cayman Islands), an employee has the following options for receiving benefits: (i) receive a cash payout if the employee’s retirement savings are less than $6,098; (ii) transfer the retirement savings to a life annuity for investment by a life insurance company and payment of a regular income stream to the employee for the remainder of the employee’s life (and the employee’s spouse’s life if the employee is married at the time of retirement); or (iii) transfer the retirement savings to a Retirement Savings Arrangement account with an approved provider or bank and receive regular income payments until the account is depleted. Each of Messrs. Burton, Greenspan, Romer and Curnock were eligible to participate in the Coralisle Pension Services Ltd. Pension Plan in 2022.

GRIL established a defined contribution Retirement Solutions plan with Irish Life. In August 2022 GRIL commenced participation in the Irish Life Empower Master Trust with all funds in the Retirement Solution plan being transferred to the Irish Life Empower Master Trust which is a defined contribution retirement benefits scheme operated by Irish Life. All employees of GRIL are eligible to participate in the GRIL section of the master trust, which has been approved by the Irish Revenue Commissioners. GRIL generally makes a contribution to the master trust for all GRIL employees, with the contribution dependent upon the contractual commitment in each employee’s employment contract. Currently, contributions vary from 7.5% of base salary to 20% of base salary. Employees may also make personal contributions to the master trust in accordance with Revenue Commissioner limits which are linked to the age of the employee. The master trust is established under an irrevocable trust, with Law Debenture Master Trust Trustees (Ireland) Designated Activity Company acting as trustee. On May 27, 2020, the GRIL Board approved the replacement of Mr. O’Brien’s pension contribution to the Retirement Solutions plan with Irish Life with a pension allowance, which pension allowance will not result in additional consideration to be paid by GRIL.

Welfare Benefits/Perquisites

We offer certain limited welfare benefits and perquisites to our executives, including tax preparation and medical insurance. We intend to continue to maintain our current welfare benefits and perquisites for our executive officers. However, our Compensation Committee may revise, amend or add to these benefit programs at its discretion.

Tax and Accounting Implications

The Compensation Committee considers the income tax consequences of individual compensation elements when analyzing the overall compensation paid to our NEOs. Because we are not a U.S. taxpayer, our compensation program has not been designed to comply with U.S. Internal Revenue Code Section 162(m). However, with respect to our U.S. taxpayer employees, including certain of our NEOs, we design our compensation arrangements taking into account U.S. Internal Revenue Code Sections 409A and 457A.

We are accounting for stock-based payments in accordance with and to the extent required by FASB ASC Topic 718.

Risk Assessment

The Compensation Committee and management have reviewed our compensation policies as generally applicable to our employees and believe that our policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.

Our compensation philosophy and culture support the use of salary, short-term incentive cash awards and long-term incentive equity throughout our organization and with all levels of employees. In addition, the following specific factors, in particular, reduce the likelihood of excessive risk-taking:

1.Our overall compensation levels are competitive with the market; and
2.Our compensation mix is balanced among (i) fixed components such as salary and benefits, (ii) short-term incentive cash awards and (iii) long-term incentive equity that reward our employees based on long-term overall Company financial performance and operational measures.

We believe our historical compensation programs did not, and our current compensations programs do not, encourage excessive and unnecessary risk taking by NEOs (or other employees) because of its focus on the Company’s performance with only some consideration given to individual performance. The Compensation Committee will continue to monitor the compensation program to discourage excessive and unnecessary risk-taking.

Additionally, the Compensation Committee manages risk by establishing equity ownership guidelines, prohibiting hedging our stock or using it as collateral for any purpose, and implementing clawback policies.

Hedging and Pledging Policies

The Company has adopted policies related to the prohibition of hedging and pledging transactions. For more details on these policies, see “Corporate Governance and Board of Directors and Committees — Hedging and Pledging Policies.”

Clawback Policies

In March 2023, the Company adopted a clawback policy, or the Clawback Policy, with respect to incentive compensation paid to our current and former executive officers, and such other senior executives who may from time to time be deemed subject to the policy by the Compensation Committee or the Board. We have also implemented clawbacks in connection with our short-term incentive compensation awards and commencing 2022, our restricted stock agreements and restricted stock unit agreements, as applicable, also now include clawback and recoupment provisions. See “Corporate Governance and Board of Directors and Committees — Clawback Policies.”

Ordinary Share Ownership Guidelines

We believe that broad-based share ownership by our employees, including our NEOs, is the most effective method to deliver superior shareholder returns by increasing the alignment between the interests of our employees and our shareholders. In July 2021, in connection with a review of our corporate governance practices following our most recent “say on pay” vote and based on input from Mercer in connection with its review of our compensation practices, our Board of Directors adopted the Greenlight Capital Re, Ltd. Share Ownership and Retention Policy for Executives and Non-Employee Directors, effective July 29, 2021, or the Share Ownership Guidelines. The Share Ownership Guidelines require that all named executive officers and non-employee directors own a significant ownership interest in our ordinary shares, subject to a phase-in period, in order to align their interest with those of our shareholders and in furtherance of the Board of Directors’ intention to follow sound corporate governance practices.

The Share Ownership Guidelines include the following minimum share ownership requirements for our named executive officers and non-employee directors:

Position	Multiple

Chief Executive Officer	5x annual base salary
All Other Named Executive Officers	2x annual base salary
Non-Employee Directors	5x annual cash retainer

For purposes of the Share Ownership Guidelines, ownership will include: our class A or class B ordinary shares owned through a wholly-owned entity, individually and/or by immediate family members residing in the same household, in each case, that are not hedged, pledged or otherwise encumbered, and restricted shares/share units not yet vested that vest based solely on time/service. Ownership does not include unexercised stock options (whether vested or unvested), unexercised share appreciation rights (whether vested or unvested), performance shares/share units, and/or any equity-based awards that may be settled in cash.

The value of our class A or class B ordinary shares owned by each named executive officer and non-employee director will be calculated on an annual basis on each December 31 based upon the Nasdaq Global Select Market’s average closing price for our class A ordinary shares for the immediately preceding six month period.

Named executive officers and non-employee directors as of July 29, 2021, or the initial effective date of the Share Ownership Guidelines, have until, July 29, 2026, or five years from the initial effective date of the Share Ownership Guidelines, to achieve the foregoing share ownership requirements. Persons who become named executive officers or non-employee directors after July 29, 2021, will have up to five years from the date of his or her hire/election/appointment, as applicable, to achieve the foregoing share ownership requirements. If any named executive officer is not in compliance with the Share Ownership Guidelines within the applicable five year period, then 50% of any short-term incentive plan award for a given year will be paid in class A ordinary shares until such time as compliance is achieved. If any non-employee director is not in compliance with the Share Ownership Guidelines within the applicable five year period, then the annual cash retainer will be paid in class A ordinary shares until such time as compliance is achieved.

As of March 30, 2023, all directors and NEOs are in compliance with our Share Ownership Guidelines, subject to transition periods.

See “Principal Shareholders” below for each director’s and NEO’s shareholding.

Change in Control and Severance

Upon termination of employment or a change in control, in addition to certain bonuses referenced above, our NEOs may receive accelerated vesting of awards granted under our 2004 stock incentive plan and severance payments under their employment agreements.

Under our 2004 stock incentive plan, our Compensation Committee generally has the discretion to vest unvested awards upon a change in control as described below under “Potential Payments Upon Termination or Change in Control - The Stock Incentive Plan and Awards Granted Thereunder.” This discretion allows the Compensation Committee to determine at the time of the change in control whether, and the extent to which, additional vesting is warranted. Mr. Burton’s ’s 2022 Burton Employment Agreement provides that upon a termination of employment under certain circumstances, any outstanding unvested time-based equity awards, if any, shall fully vest and any outstanding performance-based equity awards, if any, shall remain outstanding and eligible to vest in accordance with the applicable performance criteria. For more details on these termination provisions, see “Potential Payments upon Termination or Change in Control.”

Upon termination of employment without cause or for good reason (or, with respect to Mr. O’Brien, in the event prior notice (or pay in lieu of notice) is required by GRIL and other than in the case of death), our NEOs are eligible for severance payments. For more details on these payments, see “Potential Payments upon Termination or Change in Control — Employment Agreements.”

The amount of our severance obligations to our NEOs is designed to be competitive with the amounts payable to executives in similar positions at other global reinsurance companies with which we compete for talent. Severance payments are generally made in substantially equal monthly installments and are generally contingent upon the NEO’s continued compliance with the restrictive covenants in his or her employment agreement.

Actions Taken in 2023

Base Salaries

In March 2023, our Compensation Committee reviewed the annual base salaries of the NEOs and increased Messrs. O’Brien and Curnock’s base salaries from €375,000 to €405,000 and $420,00 to $450,000, respectively. Mr. Romer’s base salary was increased pursuant to the 2023 Romer Employment Agreement as described below. The Compensation Committee did not make any adjustments to the annual base salaries for Messrs. Burton or Greenspan.

2004 Stock Incentive Plan Awards

In March 2023, under our 2004 stock incentive plan, our Compensation Committee approved and, on March 15, 2023, we granted the following Class A ordinary restricted shares or restricted share units, as applicable, to the NEOs.

	# of Restricted Shares or Restricted Share Units
Name	Target (1)	Maximum (2)
Simon Burton	162,437	271,269
Neil Greenspan	—	—
Patrick O'Brien	28,524	47,634
Faramarz Romer	24,873	33,081
Tom Curnock	29,848	49,846
(1) Represents the achievement of the performance conditions at the target level of performance conditions.

(2) Represents the achievement of the performance conditions at the highest level of performance conditions.

Mr. Greenspan was not granted an equity award in 2023 given his impending departure. The stock awards for Messrs. Burton, O’Brien, Romer and Curnock reflect our desire to retain these executives and align their interests with those of our shareholders. The terms and conditions of each of Messrs. Burton, O’Brien, Romer and Curnock’s 2023 awards under our 2004 stock incentive plan are consistent with the terms and conditions of their applicable 2022 time-based and performance based awards.

2023 Romer Employment Agreement

As previously disclosed, on March 6, 2023, the Company, Greenlight Re and Mr. Romer entered into an Amended and Restated Employment Agreement, effective as of April 1, 2023, or the 2023 Romer Employment Agreement, to reflect Mr. Romer’s new role in connection with his appointment as Chief Financial Officer, to be effective April 1, 2023. Pursuant to the 2023 Romer Employment Agreement, Mr. Romer’s (i) base salary was increased from $367,500 to $465,000, and (ii) severance package, which provides for severance in connection with a termination of employment without cause or for good reason, was enhanced.

For more details on the 2023 Romer Employment Agreement, see “Grants of Plan Based Awards in Fiscal Year 2022 — Employment Agreements” and “Potential Payments upon Termination or Change in Control — Employment Agreements.”

2023 Greenspan Separation Agreement and Consulting Agreement

As previously disclosed, on March 6, 2023, the Company, Greenlight Re, and Mr. Greenspan executed a Deed of Settlement and Release, or the Separation Agreement, effective as of March 31, 2023, or the Separation Date. The Separation Agreement provides that in connection with Mr. Greenspan’s termination of employment by the Company without cause, Mr. Greenspan will receive benefits, in addition to accrued benefits (including unused vacation) consisting of (i) a cash severance amount equal to $811,644, of which $61,644 is payable within two and one half months of the Separation Date, and $750,000 is payable over twelve months in substantially equal installments commencing on the sixtieth day after the Separation Date, (ii) payment equivalent to statutory severance in the amount of $38,462, payable within two and one half months of the Separation Date, and (iii) payment of $95,000 for relocation expenses, payable within fifteen days following the Separation Date. As consideration for the foregoing, Mr. Greenspan has agreed to a general release of all claims against the Company and Greenlight Re and their affiliates. The Separation Agreement confirms that certain provisions contained in Mr. Greenspan’s employment agreement with the Company and Greenlight Re, dated December 3, 2018, as amended, including confidentiality, non-competition, certain restrictions relating to the disclosure of proprietary information, and ownership of the Company and Greenlight Re work product, shall remain in full force and effect and also contains customary terms applicable to the departure of an executive.

In addition, the Company, Greenlight Re, and Mr. Greenspan entered into a consulting agreement, dated March 6, 2023, or the Consulting Agreement, pursuant to which Mr. Greenspan will provide non-employee consulting and advisory services to the Company and Greenlight Re on a non-exclusive basis, from April 1, 2023 until July 31, 2023. The Consulting Agreement provides that in consideration of the services to be provided, Mr. Greenspan will receive consulting fees of $25,000 per month. Either party may terminate the Consulting Agreement for any reason upon 45 days’ written notice and the Company and Greenlight Re may terminate the Consulting Agreement without notice at any time for cause.

Compensation Committee Report

In March 2023, our Compensation Committee reviewed and discussed the compensation discussion and analysis required by Regulation S-K, Item 402(b) promulgated under the Exchange Act, with management. Based on the review and discussions referred to in the preceding sentence, our Compensation Committee recommended to our Board of Directors that this compensation discussion and analysis disclosure be included in this Proxy Statement.

The foregoing report is provided by the following directors, who constitute the Compensation Committee:

The Compensation Committee

Ursuline Foley (Chair)
Ian Isaacs
Joseph Platt

The foregoing Compensation Committee Report (this “Report”) shall not be incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the Report by reference in any filed document.

Compensation Risk Assessment

Our Compensation Committee, together with management, conducted a risk assessment of our compensation programs. Our Compensation Committee concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and thus discourage excessive risk-taking. Our Compensation Committee therefore determined that the risks arising from our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on our company. The Company’s current compensation structure contains various features that mitigate risks. For example:

•We have an entrepreneurial culture which encourages employees to think like owners;

•We offer a balance of compensation elements with the majority of compensation related to long-term performance;

•We set reasonable bonus targets for executives and employees and require that certain performance metrics are achieved before bonuses will be paid;

•Our Compensation Committee has the discretion to make adjustments to the quantitative bonus pool under the Prior Bonus Plan due to significant deficiencies; and

•All of the equity awards granted to employees under the Company’s 2004 stock incentive plan are generally subject to multi-year time vesting, which requires an employee to commit to a longer period of employment for such awards to be valuable.

We will continue to evaluate our compensation programs with respect to risk going forward and will consider changes necessary to prevent incentives to take excessive risk.

SUMMARY COMPENSATION TABLE

    The following Summary Compensation Table sets forth the compensation earned by the NEOs for services rendered in all capacities to the Company and its subsidiaries in 2022, 2021 and 2020, as applicable.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Simon Burton, Chief Executive Officer and Chief Underwriting Officer	2022	800,000	—	1,600,000	—	200,000	10,610	2,610,610
	2021	725,000	500,000	1,200,000	—	678,600	10,610	3,114,210
	2020	650,000	499,200	487,500	—	280,800	10,610	1,928,110
Neil Greenspan, Chief Financial Officer	2022	500,000	—	350,000	—	62,500	10,610	923,110
	2021	500,000	200,000	350,000	—	201,250	10,610	1,261,860
	2020	396,023	164,358	245,000	—	35,642	10,610	851,633
Patrick O’Brien, Chief Executive Officer, GRIL(6)	2022	393,750	—	346,809	—	59,063	78,750	878,372
	2021	442,500	200,000	280,000	—	208,189	88,500	1,219,189
	2020	365,408	185,939	295,000	—	58,061	73,082	977,490
Faramarz Romer, Chief Accounting Officer, Treasurer and Interim Compliance Officer	2022	367,500	—	300,000	—	110,250	10,610	788,360
Thomas Curnock, Chief Risk Officer	2022	420,000	—	294,000	—	52,500	10,610	777,110
	2021	420,000	200,000	250,000	—	174,827	10,610	1,055,437
	2020	330,000	184,905	125,000	—	40,095	10,610	690,610

(1)As noted above, Mr. Burton’s base salary was increased from $725,000 to $800,000 with effect from January 1, 2022.
(2)The amounts shown in this column for 2021 represent the retention bonus paid to the NEOs on July 1, 2021.
(3)All stock awards were granted under our 2004 stock incentive plan. The value reported above in the “Stock Awards” column is the aggregate grant date fair value for each NEO’s award determined in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation.”  Assumptions used in the calculation of these amounts are included in Note 11 of the Notes to Consolidated Financial Statements in our Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The grant date fair value for Mr. Burton’s restricted share award in 2020 was computed in accordance with FASB ASC Topic 718 based upon the probable outcome that the performance conditions were not expected to be met as of the grant date. Assuming the highest level of performance achievement as of the grant date, the aggregate grant date value of the award would have been $975,000. On July 30, 2020, we accelerated the vesting, which we refer to as the Acceleration, of part of this award. As a result of the Acceleration, 72,545 Class A ordinary shares vested on July 30, 2020. The remainder of the award is still subject to performance-based vesting criteria. The value reported above includes the incremental fair value of the award, computed as of July 30, 2020, in accordance with FASB ASC Topic 718. The values reported for Messrs. Burton, Greenspan, O’Brien, Romer and Curnock represent restricted share or restricted share unit awards, as applicable. The 2020 and 2021 restricted shares and restricted share units for each of the NEOs (excluding Mr. Burton’s 2020 restricted share award), vest on the third anniversary of the grant date generally subject to the NEO’s continued employment on such date. The 2022 restricted shares and restricted share units are discussed under “Stock Incentive Plan Awards” above. For the stock awards granted in 2022, the values represent the achievement of the performance conditions at the target level of performance conditions. Assuming the highest level of performance achievement as of the grant date, the aggregate grant date value of the awards for Messrs. Burton, Greenspan, O’Brien, Romer and Curnock would have been $2,672,000, $584,500, $579,171, $399,000, $490,980, respectively. As a result, they do not necessarily represent the actual value that the recipient will receive from the award.

(4)For the 2022 year, the value reported above in the “Non-Equity Incentive Plan Compensation” column is the amount paid to the applicable NEOs in March 2023 and relates to the bonus in respect of the 2022 plan year. The amount in 2021 with respect to Mr. Curnock, included the final installment of the 2016 underwriting year in the amount of $5,777. For the 2020 year, the value reported above in the “Non-Equity Incentive Plan Compensation” column is the amount that our Compensation Committee determined that bonuses in respect of this underwriting year should be paid out at (i.e., 45% of the target amount (for any individual whose base salary was increased during 2020 (other than effective as of January 1, 2020)), such target bonus is based on a weighted-average basis of the old base salary and the increased base salary) and such amount was paid in March 2021, subject to the participant agreeing to forego any future bonus payments connection with the 2020 underwriting year. Such 45%-of-target payout represented our estimate of the amount of the quantitative portion of the bonus that would have been paid out had the underwriting year remained open indefinitely.
(5)The amounts shown in this column include amounts contributed to the defined contribution plans in which our employees participate on behalf of each of Messrs. Burton, Greenspan, Romer and Curnock and the pension allowance paid to Mr. O’Brien.
(6)Because he is based in Ireland, Mr. O’Brien’s cash compensation is generally paid to him in Euros rather than United States dollars. Amounts reported as “Salary,” and “All Other Compensation” are based on an average conversion rate for 2022, which was $1.05 United States dollars for each Euro. As noted above, amounts reported as “Bonus” and “Non-Equity Incentive Plan Compensation” were denominated in United States dollars, but will be paid to Mr. O’Brien in Euros rather than United States dollars because he is based in Ireland.

GRANTS OF PLAN BASED AWARDS IN FISCAL YEAR 2022

    Our Compensation Committee and/or Board granted restricted share awards and restricted share unit awards and established target bonuses for our NEOs in 2022.  Set forth in the following table is information regarding restricted share awards and restricted share unit awards granted in 2022 as well as 2022 bonus opportunities.

	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (4)			All Other Stock Awards: Number of Shares of Stock or Units (#) (2)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Simon Burton	3/15/2022	2/22/2022	—	—	—	78,593	157,185	314,370	77,419	—	—	1,600,000
	N/A		600,001	800,000	1,400,000	—	—	—	—	—	—	—
Neil Greenspan	3/15/2022	2/22/2022	—	—	—	17,192	34,384	68,768	16,936	—	—	350,000
	N/A		187,501	250,000	437,500	—	—	—	—	—	—	—
Patrick O’Brien	3/15/2022	2/22/2022	—	—	—	17,035	34,071	68,141	16,781	—	—	346,809
	N/A		168,751	225,000	393,750	—	—	—	—	—	—	—
Faramarz Romer	3/15/2022	2/22/2022	—	—	—	7,258	14,516	29,032	29,472	—	—	300,000
	N/A		73,501	183,750	257,250	—	—	—	—	—	—	—
Thomas Curnock	3/15/2022	2/22/2022	—	—	—	14,441	28,883	57,765	14,226	—	—	294,000
	N/A		157,501	210,000	367,500	—	—	—	—	—	—	—
___________

(1)The amounts reflect the NEO’s threshold, target and maximum amount of payouts under the Short Term Incentive Plan as of the grant date of such awards. The actual amounts paid to our NEOs pursuant to the plan are set forth in the Summary Compensation Table above. For more information about the terms of the Short Term Incentive Plan, please see the section of this Proxy Statement entitled “Compensation Discussion and Analysis — Bonuses.”
(2)The amounts reflect the restricted shares or restricted share units, as applicable, made pursuant to our 2004 stock incentive plan to each of Messrs. Burton, Greenspan, O’Brien, Romer and Curnock, vesting in substantially equal installments over three years on each January 1, 2023, January 1, 2024, and January 1, 2025.
(3)The amounts reflect the aggregate grant date fair value for each NEO’s restricted share or restricted share unit awards granted in 2022, determined in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation.” The values represent the achievement of the performance conditions at the target level of performance conditions. Assuming the highest level of performance achievement as of the grant date, the aggregate grant date value of the awards for

Messrs. Burton, Greenspan, O’Brien, Romer and Curnock would have been $2,672,000, $584,500, $579,171, $399,000, $490,980, respectively.
(4)The amounts reflect the threshold, target and maximum number of share that will vest with respect to restricted shares or be issuable with respect to restricted share units, made pursuant to our 2004 stock incentive plan to each Messrs. Burton, Greenspan, O’Brien, Romer and Curnock. The performance shares vest, and the performance share units are settled in shares of common stock, in an amount from 0% to 100% of the shares or units awarded, respectively, based on fully diluted book value per share growth (65% weight) and combined ratio (35% weight) for the three year performance period commencing on January 1, 2022 and ending on December 31, 2024.

Employment Agreements

The following paragraphs summarize the material terms of the employment agreements of our NEOs.  The severance provisions of these agreements are summarized in the section entitled “Potential Payments Upon Termination or Change in Control” below.

Simon Burton. In connection with his appointment as Chief Executive Officer, we entered into an employment agreement, effective July 1, 2017, with Mr. Burton, or the Burton Employment Agreement, which was amended and superseded in February 2022 as described below.  The Burton Employment Agreement provided that Mr. Burton would be employed by us as Chief Executive Officer for a fixed three year term, with an automatic three year renewal (which occurred in July 2020), unless the Company or Mr. Burton gave written notice of non-renewal at least 180 days in advance of the expiry of the fixed term. The Burton Employment Agreement provided that Mr. Burton will be entitled to receive an annual base salary of not less than $650,000, subject to increase as determined by the Board (which, as discussed above, was increased to $725,000, effective as of January 1, 2021), and would be eligible to be considered for an annual discretionary bonus with pre-established performance metrics with a target equal to 120% of base salary. The Burton Employment Agreement also provided that Mr. Burton would be eligible to participate in our employee benefit plans and insurance programs and will also be reimbursed for certain tax preparation expenses.

Pursuant to the Burton Employment Agreement, as soon as practicable following his employment commencement date, Mr. Burton was entitled to a grant of a stock option to acquire 480,000 Class A ordinary shares with a per share exercise price equal to the fair market value per share on the date of grant, with such options exercisable over a ten year period following the date of grant and vesting as to 80,000 shares on June 30 of each of the first six anniversaries of June 30, 2017 contingent on Mr. Burton’s continued employment with us. The Burton Employment Agreement also provided that Mr. Burton would be eligible to receive a discretionary award under our long-term incentive plan following the end of each calendar year of employment with a target of $975,000 of restricted Class A ordinary shares (or, in respect of the period July 1, 2017-December 31, 2017 only, $487,500), subject to performance vesting conditions generally measured for the six year period beginning with the year immediately preceding the grant date.

Pursuant to the Burton Employment Agreement, following Mr. Burton’s employment with us, Mr. Burton agreed to comply with perpetual confidentiality and non-disparagement restrictive covenants, a six-month post-termination non-competition restriction, a twelve-month post-termination non-solicitation restriction with respect to employees and a twelve-month post-termination non-solicitation restriction with respect to customers and clients.

As previously disclosed, the 2022 Burton Employment Agreement, effective January 1, 2022, amends and restates the Burton Employment Agreement. The 2022 Burton Employment Agreement provides that Mr. Burton will continue in his role as Chief Executive Officer and will be entitled to receive an annual base salary of $800,000 (pro-rated for partial years), subject to review periodically for increases, and Mr. Burton will be eligible for certain employee benefits. Mr. Burton will also be eligible for reimbursement of an aggregate amount of 115,000 KYD for legal fees and application fees incurred in connection with his application for Cayman permanent residency; provided that if Mr. Burton’s employment is terminated on or before December 31, 2025, by Mr. Burton without Good Reason or by the Company or Greenlight Re for Cause (as each such term is defined in the 2022 Burton Employment Agreement), Mr. Burton will be required to repay any such amounts previously paid to Mr. Burton.

Pursuant to the 2022 Burton Employment Agreement, Mr. Burton will be eligible to earn an annual bonus with a target bonus opportunity of 100% of his base salary, based on certain performance metrics, as determined by the Board or Compensation Committee thereof, in accordance with and subject to the terms and conditions of the Company’s short-term incentive plan, as in effect from time to time. Commencing in 2022, Mr. Burton will also be eligible to receive equity-based awards with a target grant date fair value equal to 200% of his base salary.

The 2022 Burton Employment Agreement contains customary restrictive covenants, including restrictions related to non-competition, non-solicitation of customers, confidentiality, non-disparagement, non-disclosure of propriety information, and ownership of the Company’s or Greenlight Re’s work product and information.

Neil Greenspan. In connection with his appointment as Chief Accounting Officer, we entered into an employment agreement with Mr. Greenspan, dated as of December 3, 2018 (as amended as of September 2, 2019). Mr. Greenspan currently serves as our Chief Financial Officer. The employment agreement does not have a fixed term. Mr. Greenspan is entitled to receive an annual base salary of $500,000 (effective as of September 10, 2020), subject to increase as determined by the Chief Executive Officer, and is eligible to be considered for an annual discretionary bonus with pre-established performance metrics with a target equal to 50% of base salary. Mr. Greenspan is also eligible to participate in our employee benefit plans and insurance programs.

Following Mr. Greenspan’s employment with us, in addition to perpetual confidentiality and non-disparagement restrictive covenants, Mr. Greenspan is subject to a six-month post-termination non-competition restriction and a one year post-termination non-solicitation restriction with respect to employees, customers and clients.

Patrick O’Brien. GRIL entered into an employment agreement with Mr. O’Brien, dated as of February 16, 2018 (as amended as of September 2, 2019) under which he serves as Chief Executive Officer of GRIL. The employment agreement does not have a fixed term.  Mr. O’Brien receives an annual base salary of €320,000, subject to increase as determined by our Chief Executive Officer in accordance with the terms of the agreement (which was increased to €405,000, effective as of January 1, 2023), and is eligible to be considered for an annual discretionary bonus based on pre-established performance metrics with a target equal to 60% of base salary. In addition, Mr. O’Brien is eligible to receive equity awards subject to the terms of our long term incentive plan. Mr. O’Brien is also entitled to participate in our employee benefit plans and insurance programs.  In lieu of an annual contribution into the defined contribution occupational pension scheme equal to 20% of his base salary, Mr. O’Brien is entitled to receive an amount in cash equal to the amount such annual contribution would have been.

Mr. O’Brien is also subject to a six month post-termination non-competition restriction and a six month post-termination non-solicitation restriction, in addition to perpetual confidentiality and non-disparagement requirements.

Faramarz Romer. We entered into an employment agreement with Mr. Romer, dated as of March 22, 2007 (as amended as of September 17, 2019, May 21, 2020 and April 8, 2021), or the Romer Employment Letter, pursuant to which Mr. Romer serves as our Chief Accounting Officer and Treasurer. The Romer Employment Letter does not have a fixed term. Mr. Romer is entitled to receive an annual base salary of $350,000 (which was increased to $367,500 effective as of January 1, 2022), which shall be reviewed at a minimum every two years, and is eligible to be considered for an annual discretionary bonus with a target equal to 50% of base salary. In addition, Mr. Romer is eligible to participate in our employee benefit plans and insurance programs.

Pursuant to the Romer Employment Letter, following Ms. Romer’s employment with us, in addition to perpetual confidentiality and non-disparagement restrictive covenants, Mr. Romer is subject to a six-month post-termination non-solicitation restriction with respect to employees, customers and clients.

As previously disclosed, in connection with Mr. Romer’s announced appointment as Chief Financial Officer effective April 1, 2023, we entered into the 2023 Romer Employment Agreement, which will amend and restate the Romer Employment Letter effective April 1, 2023. The 2023 Romer Employment Agreement provides that Mr. Romer will serve as Chief Financial Officer and will be entitled to receive an annual base salary of $465,000 (pro-rated for partial years), subject to review periodically. Mr. Romer will be eligible for certain employee benefits and will be eligible to earn an annual bonus with a target bonus opportunity of 50% of his base salary, based on certain performance metrics, as determined by the Board or Compensation Committee thereof, in accordance with and subject to the terms and conditions of the Company’s short-term incentive plan, as in effect from time to time. Mr. Romer will also be eligible to receive equity-based awards under the Company’s long-term incentive plan, as determined by the Board and Compensation Committee.

The 2023 Romer Employment Letter contains customary restrictive covenants, including restrictions related to non-competition, non-solicitation of customers, confidentiality, non-disparagement, non-disclosure of propriety information, and ownership of the Company’s or Greenlight Re’s work product and information.

Thomas Curnock. We entered into an employment agreement with Mr. Curnock, dated March 23, 2009 (as amended October 31, 2018 and as further amended September 10, 2019), pursuant to which Mr. Curnock serves as our Chief Risk Officer. The employment agreement does not have a fixed term. Mr. Curnock is entitled to receive an annual base salary of $330,000 (which was increased to $450,000, effective as of January 1, 2023) and is eligible to be considered for an annual discretionary bonus with a target equal to 45% of base salary (which was increased to 50% of base salary). In addition, Mr. Curnock is eligible to receive equity awards in accordance with the terms of our long term incentive plan. Mr. Curnock is also eligible to participate in our employee benefit plans and insurance programs.

Following Mr. Curnock’s employment with us, in addition to perpetual confidentiality and non-disparagement restrictive covenants, Mr. Curnock is subject to a six-month post-termination non-competition restriction and a one year post-termination non-solicitation restriction with respect to employees, customers and clients.

The 2004 Stock Incentive Plan

General

On August 12, 2004, we adopted the Greenlight Capital Re, Ltd. 2004 stock incentive plan, which was amended and restated on August 15, 2005, February 14, 2007, May 4, 2007, April 28, 2010, April 26, 2017 and October 29, 2020.  The general purpose of the 2004 stock incentive plan is to enable us and our affiliates to retain the services of eligible employees, directors and consultants through the grant of stock options, stock bonuses and rights to acquire restricted shares (collectively referred to as the awards).

On July 30, 2020, our Board of Directors adopted, subject to shareholder approval, which was obtained on October 29, 2020, an amended and restated 2004 stock incentive plan, which increased the number of Class A ordinary shares authorized for issuance under the 2004 stock incentive plan by 3.0 million Class A ordinary shares to 8.0 million Class A ordinary shares.

Subject to adjustment in accordance with the terms of the 2004 stock incentive plan, 8,000,000 Class A ordinary shares are available for the grant of awards under the 2004 stock incentive plan.  As of December 31, 2022, 1,914,627 options and 4,073,947 restricted shares or restricted share units, net of forfeitures, have been granted under the 2004 stock incentive plan.

As described in “Proposal 11: Approval and Adoption of the 2023 Omnibus Incentive Plan” we are seeking shareholder approval of the 2023 Omnibus Incentive Plan at this Meeting.

Administration

Our Compensation Committee administers the 2004 stock incentive plan and has broad discretion, subject to the terms of the 2004 stock incentive plan, to determine which eligible participants will be granted awards, prescribe the terms and conditions of awards, establish rules and regulations for the interpretation and administration of the 2004 stock incentive plan and adopt any modifications, procedures or sub-plans that may be necessary or desirable to comply with the laws of foreign countries in which we or our affiliates operate to assure the viability of awards granted under the 2004 stock incentive plan.

Options

Options are subject to such terms and conditions as our Compensation Committee deems appropriate.  Our Compensation Committee determines the per share exercise price of options which will not be less than 100% of the fair market value of the Class A ordinary shares on the date of grant.  Options generally expire ten years from the date of grant and vest and become exercisable as determined by our Compensation Committee.

Unless otherwise provided in an individual option agreement and subject to the 2004 stock incentive plan’s adjustment provision, a change of control will not affect any options granted under the 2004 stock incentive plan.

Restricted Shares and Restricted Share Units

Restricted shares and restricted share units are subject to such terms and conditions as our Compensation Committee deems appropriate as set forth in individual award agreements.  Participants may be entitled to vote the restricted shares while held in our custody.  Participants are not entitled to vote the restricted share units while held. Our Compensation Committee determines the purchase price, if any, of restricted Class A ordinary shares.

 Stock Bonus Awards

Our Compensation Committee may also grant stock bonus awards under the 2004 stock incentive plan subject to such terms and conditions as our Compensation Committee deems appropriate.  The 2004 stock incentive plan provides that stock bonus awards can be awarded for past service and/or conditioned on continued future services.  In the event that stock bonus awards are subject to continued service conditions, the 2004 stock incentive plan provides that a stock bonus award may (but need not) be subject to repurchase by us at par value if the participant does not fully satisfy any continued service conditions established for such stock bonus awards.

Adjustments

Our Compensation Committee will determine the appropriate adjustments to be made in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available with respect to an award upon the occurrence of certain events affecting our capitalization such as a dividend or other distribution, recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, spin-off or sale, transfer or disposition of all or substantially all of our assets or stock.  For example, our Compensation Committee may adjust the number of Class A ordinary shares subject to outstanding awards and the exercise price of outstanding options.

Amendment/Termination

Our Board of Directors may amend the 2004 stock incentive plan at any time.  Except as provided in the 2004 stock incentive plan, no amendment will be effective unless approved by our shareholders to the extent shareholder approval is necessary to satisfy any applicable law or any national securities exchange listing requirement, and no amendment will be made that would adversely affect rights under an award previously granted under the 2004 stock incentive plan without the consent of the affected participants.  Our Compensation Committee may suspend or terminate the 2004 stock incentive plan at any time.

Unless sooner terminated, the 2004 stock incentive plan will terminate on April 27, 2024.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2022

Option Awards							Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#) (4)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (2)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)
Simon Burton	7/6/2017	400,000	80,000	—	21.20	7/6/2027	—	—	—		—
	3/15/2022	—	—	—	—	—	77,419	630,965	—		—
		—	—	—	—	—	—	—	78,593		640,533
	3/15/2021	—	—	—	—	—	130,719	1,065,360	—		—
	3/16/2020	—	—	—	—	—	—	—	145,089	(5)	1,182,475
	3/15/2019	—	—	—	—	—	—	—	89,945	(6)	733,052
	3/15/2018	—	—	—	—	—	—	—	30,660	(7)	249,879
Neil Greenspan	3/15/2022	—	—	—	—	—	16,936	138,028	—		—
		—	—	—	—	—	—	—	17,192		140,115
	3/15/2021	—	—	—	—	—	38,126	310,727	—		—
	3/15/2020	—	—	—	—	—	36,458	297,133	—		—
Patrick O’Brien	3/15/2022	—	—	—	—	—	16,781	136,765	—		—
		—	—	—	—	—	—	—	17,035		138,835
	3/15/2021	—	—	—	—	—	30,501	248,583	—		—
	3/16/2020	—	—	—	—	—	41,295	336,554	—		—
Faramarz Romer	3/15/2022	—	—	—	—	—	29,472	240,197	—		—
		—	—	—	—	—	—	—	7,258		59,153
	3/15/2021	—	—	—	—	—	26,688	217,507	—		—
	3/16/2020	—	—	—	—	—	17,857	145,535	—		—
Thomas Curnock	3/15/2022	—	—	—	—	—	14,226	115,942	—		—
		—	—	—	—	—	—	—	14,441		117,694
	3/15/2021	—	—	—	—	—	27,233	221,949	—		—
	3/16/2020	—	—	—	—	—	18,601	151,598	—		—

(1)Reflects grants of restricted shares and restricted share units made pursuant to our 2004 stock incentive plan.  All restricted shares and restricted share units granted in 2020 and 2021 are subject to three-year cliff vesting and will vest on the third anniversary of the grant date, generally subject to continued employment through the applicable vesting date. All restricted shares and restricted share units granted in 2022 will vest ratably over a three-year period, generally subject to continued employment through and including each vesting date.
(2)Reflects grants of restricted shares and restricted share units made pursuant to our 2004 stock incentive plan.  All restricted shares and restricted share units granted in 2022 are subject to performance conditions and will cliff vest, if at all, based on the actual level of achievement against the performance metrics following the end of the three year performance period, generally subject to continued employment through and including the last day of the three year performance period. The number of shares or units reported are based on achieving threshold performance conditions.
(3)Assumes a stock price of $8.15 the closing price of the Class A ordinary shares on December 31, 2022, the last business day of the year.
(4)The option became exercisable with respect to 80,000 shares on each of June 30, 2018, June 30, 2019, June 30, 2020, June 30, 2021 and June 30, 2022. The remaining portion of the option will become exercisable with respect to 80,000 shares on June 30, 2023, generally subject to his continued employment on each applicable vesting date. Mr. Burton was granted an option to purchase 480,000 Class A ordinary shares on in accordance with the terms of the Burton Employment Agreement.
(5)Mr. Burton was granted 145,089 Class A ordinary restricted shares on March 16, 2020 subject (i) to performance vesting conditions (i.e., the Combined Ratio) measured over the six year period from January 1, 2019 until December 31, 2024 and (ii) generally to continued employment through and including the applicable vesting date (i.e., the fifth anniversary of the date of grant). The Combined Ratio will be determined after the end of the performance prior but prior to March 16, 2025. Accordingly, the actual number of shares earned will be determined following the end of the performance period. The numbers reflected with respect to this award assume achievement of the performance goals at the full target level and also reflect the impact of the Acceleration on July 30, 2020, when 72,545 Class A ordinary shares vested. The remainder of the award is still subject to performance-based vesting criteria.
(6)Mr. Burton was granted 89,945 Class A ordinary restricted shares on March 15, 2019 subject (i) to performance vesting conditions (i.e., the Combined Ratio) measured over the six year period from January 1, 2018 until December 31, 2023 and (ii) generally to continued employment through and including the applicable vesting date (i.e., the fifth anniversary of the date of grant). The Combined Ratio will be determined after the end of the performance prior but prior to March 15, 2024. Accordingly, the actual number of shares earned will be determined following the end of the performance period. The numbers reflected with respect to this award assume achievement of the performance goals at the full target level.
(7)Mr. Burton was granted 30,660 Class A ordinary restricted shares on March 15, 2018 subject (i) to performance vesting conditions (i.e., the Combined Ratio) measured over the five and one-half year period from July 1, 2017 until December 31, 2022 and (ii) generally to continued employment through and including the applicable vesting date (i.e., the fifth anniversary of the date of grant). The Combined Ratio will be determined after the end of the performance prior but prior to March 15, 2023. Subsequently, following the end of the fiscal year the Company determined that the performance vesting condition was not satisfied and these shares were forfeited. The numbers reflected with respect to this award assume achievement of the performance goals at the full target level.

Stock Option Exercises and Stock Award Vesting in Fiscal 2022

The following table provides information regarding the exercise of stock options and stock awards vesting during fiscal year 2022 on an aggregated basis with respect to each of our NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired On Vesting (#) (1)	Value Realized on Vesting ($)
Simon Burton	—	—	—	—
Neil Greenspan	—	—	—	—
Patrick O’Brien	—	—	26,292	184,044
Faramarz Romer	—	—	11,070	77,490
Thomas Curnock	—	—	13,838	96,866
__________
(1)Stock Awards Value Realized on Vesting is based upon the closing share price ($7.00) on the business day immediately prior to the date upon which the shares or restricted stock units, as applicable, fully vested (March 15, 2022).

Pension Benefits

None of our NEOs participates in a qualified or non-qualified defined benefit pension plan sponsored by us.

Non-qualified Deferred Compensation in Fiscal Year 2022

None of our NEOs participates in a non-qualified defined contribution or other non-qualified deferred compensation plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

This section describes the potential payments that would be made to the named executive officers under various employment termination scenarios as if they occurred at the end of fiscal year 2022.

Employment Agreements

2022 Burton Employment Agreement

In the event Mr. Burton’s employment is terminated by the Company without cause or by Mr. Burton for good reason, in addition to any accrued but unpaid base salary and vacation through the date of termination, any unpaid annual bonus for the year proceeding the year of termination and any statutory severance, if any, or the Burton Accrued Obligations, subject to the execution of a release and certain other conditions, Mr. Burton will be entitled to receive: (i) a prorated annual bonus for the year of termination based on actual performance, or the Burton Pro-Rated Bonus, (ii) an amount equal to one and one-half (1.5) times the sum of Mr. Burton’s annual base salary and target bonus opportunity, which shall be payable over 18 months; provided, that, if such termination occurs during the period commencing on the date of a Change of Control (as defined in the 2022 Burton Employment Agreement) or 18 months following a Change of Control, the amount shall be equal to two (2) times the sum of Mr. Burton’s annual base salary and target bonus opportunity, which shall be payable over 24 months, which we refer to as the Severance Payments, and (iii) any outstanding unvested time-based equity awards, if any, shall fully vest and any outstanding performance-based equity awards, if any, shall remain outstanding through the applicable performance period and shall be eligible to vest in accordance with the applicable performance criteria, which we refer to as the Equity Award Treatment. Any Severance Payments shall be reduced by the amount of any statutory severance paid or payable to Mr. Burton.

In the event that Mr. Burton’s employment is terminated due to death or by the Company due to disability, in addition to the Burton Accrued Obligations, subject to the execution of a release and certain other conditions, Mr. Burton’s beneficiary, legal representatives or estate, as applicable, will be entitled to receive the Burton Pro-Rated Bonus and the Equity Award Treatment. In the event that Mr. Burton’s employment is terminated by Mr. Burton without good reason, he shall only be entitled to receive the Burton Accrued Obligations and all unvested equity awards will be cancelled and immediately forfeited. Further, in the event that Mr. Burton’s employment is terminated by the Company for cause, he shall only be entitled to receive the Burton Accrued Obligations and all unvested equity awards, unexercised equity awards, and all unsettled equity awards, as applicable, shall be cancelled and immediately forfeited.

For purposes of the 2022 Burton Employment Agreement “cause” shall mean:

•serious misconduct within the meaning of section 51(l) of the Cayman Labour Act (as amended), or the Labour Act;
•further misconduct following the issue of a written warning within the meaning of sections 52(2) and 52(3) of the Labour Act; or
•a failure by Mr. Burton to perform his duties in a satisfactory manner within one (1) month of the issue of a formal written warning in respect thereof within the meaning of section 53 of the Labour Act.

Examples of serious misconduct include (but are not limited to):

•habitual drug or alcohol use which impairs the ability of Mr. Burton to perform his duties hereunder (other than where such drug is prescribed and administered in accordance with the instructions of a qualified physician);
•commission of a criminal offense relevant to the employment (other than a minor traffic offense);
•willful violation of the any restrictive covenants in the 2022 Burton Employment Agreement;
•willful failure or refusal to perform duties hereunder after a written demand for performance is delivered to Mr. Burton by the Board that specifically identifies the manner in which the Board believes that Mr. Burton has failed or refused to perform his duties;
•breach of any material provision of the 2022 Burton Employment Agreement or any material policies of the the Company or any of its affiliates, which have been provided or made available to him in writing and relate to conduct which is not cured, if curable, within ten (10) days after written notice thereof; or
•fraud, dishonesty, embezzlement or misuse of funds or property belonging to the Company or any of its affiliates.

For purposes of the 2022 Burton Employment Agreement, “good reason” means:

•any material and adverse change to Mr. Burton’s title or duties which is inconsistent with his duties set forth in the employment agreement;
•a reduction of his base salary; or

•a failure by us to comply with any other material provisions of the employment agreement.

For purposes of the 2022 Burton Employment Agreement, “disability” means if, as a result of incapacity due to physical or mental illness, he is substantially unable to perform his or her duties for an entire period of at least 90 consecutive days or 180 non-consecutive days within any 365-day period.

Greenspan Employment Agreement

In the event Mr. Greenspan’s employment is terminated by the Company without cause or by Mr. Greenspan for good reason, we will pay him accrued but unpaid base salary, any bonus earned under the terms of the compensation plan for years prior to the year in which the termination occurs, payable in accordance with the terms of such plan, and any accrued but unused vacation pay, or collectively the Greenspan Accrued Obligations,and a pro-rated portion of the target bonus that would have been paid for the year in which his or her employment terminated assuming applicable targets had been achieved, or the Pro-Rated Bonus, as soon as practicable following termination. In addition, subject to Mr. Greenspan’s execution of a release, if requested, and certain other conditions, we will pay Mr. Greenspan severance, in twelve substantially equal monthly installments equal to the sum of his annual base salary and target bonus assuming targets had been achieved.

If Mr. Greenspan’s employment terminates as a result of his death or due to disability, he or his beneficiary, legal representatives or estate, as applicable, will become entitled to the Greenspan Accrued Obligations and Pro-Rated Bonus, as soon as practicable following termination.

For purposes of Mr. Greenspan’s employment agreement “cause” shall mean:

•misconduct on the part of Mr. Greenspan so serious that we cannot reasonably be expected to take any action other than termination;
•further misconduct on the part of Mr. Greenspan within 12 months of the issue of a formal written warning in respect of misconduct so serious that we cannot reasonably be expected to tolerate any repetition thereof; and
•a failure by the Mr. Greenspan to commence performance of his or her duties in a satisfactory manner within one month of the issue of a formal written warning in respect thereof.

For these purposes misconduct includes (but is not limited to):

•habitual drug or alcohol use which impairs the ability of Mr. Greenspan to perform his or her duties (other than where such drug is prescribed by and administered in accordance with the instructions of a qualified physician);
•commission of a criminal offense in the course of employment (other than a minor traffic offense);
•willful violation of the restrictive covenants set forth in the employment agreement;
•willful failure or refusal to perform duties after a written demand for performance is delivered to Mr. Greenspan by our Board of Directors that specifically identifies the manner in which our Board of Directors believes that the Mr. Greenspan has failed or refused to perform his or her duties; and
•breach of any material provision of the employment agreement or any policies of the employer entities or any of their affiliates related to conduct which is not cured, if curable, within ten days after written notice.

For purposes of Mr. Greenspan’s employment agreement, “good reason” means:

•any material and adverse change to Mr. Greenspan’s title or duties which is inconsistent with his duties set forth in the employment agreement;
•a material reduction of his base salary; or
•a failure by us to comply with any other material provisions of the employment agreement.

For purposes of Mr. Greenspan’s employment agreement, “disability” means if, as a result of incapacity due to physical or mental illness, he is substantially unable to perform his or her duties for an entire period of at least 90 consecutive days or 180 non-consecutive days within any 365-day period.

O’Brien Employment Agreement

Pursuant to the terms of his employment agreement, except in the case where prior notice (or pay in lieu of notice) is not required (as described below, which includes ill health or other incapacity), Mr. O’Brien’s employment will continue until terminated by not less than six months’ notice in writing given by either party to the other (or such longer period as may be required by law). In the event that we terminate Mr. O’Brien’s employment in circumstances where notice (or pay in lieu of notice) is required and other than in the case of Mr. O’Brien’s death, we will pay him accrued but unpaid base salary, any bonus earned under the terms of the compensation plan for years prior to the year in which the termination occurs, payable in accordance with the terms of such plan, and any accrued but unused vacation pay and, subject to executing a release of claims against us and GRIL, a Pro-Rated Bonus, as soon as practicable following termination. In addition, subject to executing a release of claims against us and GRIL, GRIL will pay Mr. O’Brien severance in twelve substantially equal monthly installments equal to the sum of his annual base salary and target bonus assuming targets had been achieved, provided that he does not willfully breach any of the restrictive covenants in his employment agreement (described above).  If Mr. O’Brien’s employment terminates as a result of his death, his beneficiary, legal representatives or estate will become entitled to accrued but unpaid base salary, any bonus earned under the terms of the compensation plan for years prior to the year in which the termination occurs, payable in accordance with the terms of such plan, any accrued but unused vacation pay and the Pro-Rata Bonus.

For purposes of Mr. O’Brien’s employment agreement, we are permitted to terminate his employment without notice (or pay in lieu of notice) if he at any time:

•is guilty of dishonesty or other gross misconduct or gross incompetence or willful neglect of duty or commits any other serious breach of his employment agreement;
•acts in any manner (whether in the course of his duties or otherwise) which is likely to bring him, GRIL or us into disrepute or prejudice our or GRIL’s interests;
•becomes bankrupt, the subject of a debt resolution notice, applies for or have made against him a receiving order, or has any order made against him resulting in a voluntary arrangement or personal insolvency;
•is or becomes of unsound mind;
•for an aggregate period of 120 days or more in any period of 12 consecutive months is incapable of performing his duties under his employment agreement by reason of ill health or other incapacity (whether accidental or otherwise);
•is guilty of continuing unsatisfactory conduct or poor performance of his duties after warning from us relating to the same;
•is arrested for, charged with or convicted of any offense other than an offense which in the reasonable opinion of the Board of Directors of GRIL does not affect his position with GRIL;
•resigns as a director of the Company or GRIL without our or GRIL’s consent;
•is subject to a restriction or is disqualified or prohibited by law from being a director of GRIL;
•breaches any material provision in his employment agreement or any of our policies or the policies of GRIL;
•uses drugs or alcohol which impairs his ability to perform his duties under the employment agreement; or
•the Central Bank of Ireland issues a notice to him either suspending him or prohibiting him from acting in his position with the Company.

Romer Letter Agreement

Pursuant to the Romer Letter Agreement, in the event Mr. Romer’s employment is terminated by the Company or Greenlight Re without cause or by Mr. Romer for good reason, in addition to any accrued but unpaid base salary and vacation through the date of termination and any statutory severance, if any, subject to the execution of a release and certain other conditions, Mr. Romer will be entitled to receive an amount equal to Mr. Romer’s annual base salary, which shall be payable over 12 months.

In the event that Mr. Romer’s employment is terminated by the Company for cause, due to death or disability, or by Mr. Romer without good reason, he shall only be entitled to his accrued benefits.

For purposes of the Romer Letter Agreement “cause” shall include, without limitation, Mr. Romer’s violation of the Company’s code of conduct, the tax operation guidelines, or any other operation guidelines or the revocation of Mr. Romer’s Cayman work permit as a result of any action taken by Mr. Romer.

For purposes of the Romer Letter Agreement, “good reason” means a reduction in his base salary.

Curnock Employment Agreement

Pursuant to Mr. Curnock’s employment agreement, in addition to any accrued but unpaid base salary and unused vacation time through the date of termination and any statutory severance, if any, subject to the execution of a release and certain other conditions, Mr. Curnock will be entitled to receive his pro-rated target bonus, which shall be payable within two and one half (2.5) months following the date of termination and an amount equal to Mr. Curnock’s base salary plus target bonus, which shall be payable over 12 months. In the event that Mr. Curnock’s employment is terminated by the Company for cause, due to death or disability, or by Mr. Curnock without good reason, he shall only be entitled to his accrued benefits.

For purposes of Mr. Curnock’s employment agreement, “cause” means any termination within the scope of sections 52 or 53 of the Labor Law (2011 Revision).

For purposes of Mr. Curnock’s employment agreement, “good reason” means:

•any material and adverse change to Mr. Curnock’s title or duties which is inconsistent with his duties set forth in the employment agreement;
•a reduction of his base salary; or
•a failure by us to comply with any other material provisions of the employment agreement.

2004 Stock Incentive Plan and Awards Granted Thereunder

Under the terms of the 2004 stock incentive plan, unless an option award provides otherwise, upon termination other than for cause (as defined below), death or disability (as defined below), all unvested options terminate and the participant may exercise his or her vested options within the period ending upon the earlier of three months following termination or ten years from the grant date of the option (i.e., the option’s expiration date).  Unless an option award provides otherwise, upon termination for cause, all vested and unvested options will terminate.  Unless an option award provides otherwise, upon termination for death or disability, all unvested options will terminate, and the vested portion of the option may be exercised for the period ending upon the earlier of twelve months following termination or the option’s expiration date.

Under the terms of the option grant which Mr. Burton received in 2017, upon Mr. Burton’s termination due to his death or disability (as defined in his employment agreement, see description above), any unvested portion of the options will terminate and any vested portion of the option will remain exercisable until the expiration date.  If Mr. Burton’s permanently retires from the reinsurance industry, is willing to continue to serve as a member of our Board of Directors and does not resign from our Board of Directors as a result of a conflict of interest (collectively referred to as the “retirement conditions”), the vested portion of the option will remain exercisable until expiration. If after retirement, Mr. Burton subsequently fails to satisfy the retirement conditions, such options will revert to remain exercisable for 90 days after such failure. If we terminate Mr. Burton’s employment for cause all vested and unvested portions of the option will terminate.   Upon a change of control (as defined below), and pursuant to the 2022 Burton Employment Agreement a termination by the Company without cause or by Mr. Burton for good reason, any unvested portion of the option will vest immediately.

Under the terms of the restricted share awards granted to Mr. Burton in March of each of 2018, 2019, and 2020, in the event Mr. Burton’s satisfies the retirement conditions throughout the performance period, in each case, prior to the vesting date, the restricted shares will remain outstanding and subject to the performance vesting conditions, provided that the number of earned restricted shares, if any, will be subject to the Adjusted Measurement. In addition, pursuant to the 2022 Burton Employment Agreement, if his employment is terminated by the Company without cause or by him for good reason, the restricted share awards shall remain outstanding through the applicable performance period and shall be eligible to vest in accordance with the applicable performance criteria. If Mr. Burton’s employment terminates for any other reason on or prior to the vesting date, the unvested restricted shares will be automatically repurchased by the Company for par value and cancelled.

Under the terms of the restricted share awards granted to each of our NEOs (other than Mr. Burton for awards granted prior to 2021), the awards will automatically vest upon the executive’s termination of employment due to death or disability or upon the occurrence of a change in control (as defined below).  If the executive’s employment terminates for any other reason, the unvested restricted shares will be automatically repurchased by the Company for par value and cancelled. In addition, in the case of Mr. Burton, pursuant to the 2022 Burton Employment Agreement, any outstanding unvested time-based restricted share awards, if any, shall fully vest and any outstanding performance-based restricted share awards, if any, shall remain outstanding through the applicable performance period and shall be eligible to vest in accordance with the applicable performance criteria.

For purposes of the 2004 stock incentive plan, “cause” generally means: if the participant is a party to an employment agreement or other agreement with us or an affiliate and such agreement provides for a definition of cause, the definition contained in the agreement, or, if no such agreement or definition exists, cause means a participant’s:

•material breach of his or her employment agreement or other agreement;

•continued failure to satisfactorily perform assigned job responsibilities or to follow the reasonable instructions of his or her superiors, including, without limitation, our Board of Directors;

•commission of a crime constituting a criminal offense or felony (or its equivalent) or other crime involving moral turpitude; or

•material violation of any material law or regulation or any policy or code of conduct adopted by us or engaging in any other form of misconduct which, if it were made public, could reasonably be expected to adversely affect our or an affiliate’s business reputation or affairs.

For purposes of the 2004 stock incentive plan, “disability” generally means, if the participant is a party to an employment agreement or other agreement with us or an affiliate and the agreement provides for a definition of disability, the definition contained in the agreement, or, if no such agreement or definition exists, disability will mean the failure of the participant to perform his duties due to physical or mental incapacity as determined by our Compensation Committee.

For purposes of our 2004 stock incentive plan, “change in control” generally means the occurrence of one of the following events: (i) any person or group becomes the beneficial owner, directly or indirectly, of 51% or more of our common stock (measured by voting power rather than number of shares); or (ii) we consolidate or merge with or into any other person or group or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of our assets and the assets of our direct and indirect subsidiaries to any other person or group, in either one transaction or a series of related transactions that occur within six months, other than a consolidation or merger or disposition of assets.

For purposes of the stock option to acquire 480,000 Class A ordinary shares granted to Mr. Burton, “change of control” generally means the occurrence of any of the following events during the period in which the employment agreement remains in effect: (i) the acquisition by any person, entity or group, other than the Company, any of its subsidiaries or other entities controlled by the Company, or any employee benefit plan maintained by the Company or by any of its subsidiaries or other entities controlled by the Company, of beneficial ownership of 55% or more of the total voting power of the Company; or (ii) the Company is merged, combined, consolidated or reorganized with or into another corporation or other legal person (an “acquiring person”), or the Company sells or otherwise transfers all or substantially all of its assets to an acquiring person.

Short Term Incentive Plan

Under the terms of the Short Term Incentive Plan, except as otherwise provided in an employment agreement or offer letter or otherwise determined by the Compensation Committee, a participant must be employed on the last day of the applicable plan year and not have given notice of termination for any reason or received notice of termination by a member of the Greenlight Group for any reason, in any such case, on or prior to the last day of the applicable plan year; provided, however in the event of a termination of the participant’s employment due to death or “disability” on or prior to the last day of the applicable plan year, the participant will be generally be entitled to receive a pro-rata bonus hereunder based on actual performance for the applicable plan year.

For purposes of the Short Term Incentive Plan, the term “disability” generally means, if the participant is a party to any employment agreement or other agreement for services with us and such agreement provides for a definition of disability, the definition therein contained, or, if no such agreement or definition exists, it means the failure of any participant to perform his or her duties due to physical or mental incapacity as determined by the Compensation Committee.

Assuming Mr. Burton’s employment terminated under each of the circumstances described below or a change of control occurred on December 31, 2022, such payments and benefits have an estimated value of:

Event	Pro-Rated Bonus (6) $	Total Cash Severance $	Value of Accelerated Equity $	Total $
Termination without Cause (1)	800,000	2,400,000	1,696,325	4,896,325
Termination for Good Reason (1)	800,000	2,400,000	1,696,325	4,896,325
Termination without Cause/for Good Reason in Connection with a Change of Control (2)	800,000	3,200,000	1,696,325	5,696,325
Death (3)	800,000	N/A	1,696,325	2,496,325
Disability (3)	800,000	76,923	1,696,325	2,573,248
Change of Control (4)	N/A	N/A	2,977,383	2,977,383
Satisfaction of Retirement Conditions throughout the Performance Period (5)	N/A	N/A	N/A	N/A
__________

(1)The Total Cash Severance is calculated as one and one-half times the sum of base salary ($800,000) and target bonus ($800,000). No amounts are reported in respect of the 30,660, 89,945, 72,544 and 314,370 restricted shares granted on March 15, 2018, March 15, 2019, March 16, 2020, and March 15, 2022, respectively, which would remain outstanding and eligible to vest subject to the performance vesting provisions in connection with a termination by the Company without cause or by Mr. Burton for good reason, in each case, prior to the vesting date, as the performance period has not concluded and, therefore, it cannot be determined as to whether the shares will vest. The Value of Accelerated Equity is calculated as the fair market value of the 130,719 restricted shares, granted March 15, 2021, and 77,419 restricted shares, granted March 15, 2022, subject to accelerated vesting using a share price of $8.15, the closing share price on December 31, 2022, the last business day of the year.
(2)The Total Cash Severance is calculated as two times the sum of base salary ($800,000) and target bonus ($800,000). No amounts are reported in respect of the 30,660, 89,945, 72,544 and 314,370 restricted shares granted on March 15, 2018, March 15, 2019, March 16, 2020, and March 15, 2022, respectively, which would remain outstanding and eligible to vest subject to the performance vesting provisions in connection with a termination by the Company without cause or by Mr. Burton for good reason, in each case in connection with a change in control, prior to the vesting date, as the performance period has not concluded and, therefore, it cannot be determined as to whether the shares will vest. The Value of Accelerated Equity is calculated as the fair market value of the 130,719 restricted shares, granted March 15, 2021, and 77,419 restricted shares, granted March 15, 2022, subject to accelerated vesting using a share price of $8.15, the closing share price on December 31, 2022, the last business day of the year.
(3)The Total Cash Severance for Disability is calculated as one week’s salary, at the employee’s latest basic salary, for each completed twelve month period of employment, which represents Cayman statutory severance. No amounts are reported in respect of the 30,660, 89,945, 72,544, and 314,370 restricted shares granted on March 15, 2018, March 15, 2019, March 16, 2020, and March 15, 2022, respectively, would remain outstanding and eligible to vest subject to the performance vesting provisions in connection with a termination due to death or disability prior to the vesting date, as the performance period has not concluded and, therefore, it cannot be determined as to whether the shares will vest. The Value of Accelerated Equity is calculated as the fair market value of the 130,719 restricted shares, granted March 15, 2021, and 77,419 restricted shares, granted March 15, 2022, subject to accelerated vesting if a termination due to death or disability occurred, in each case, on December 31, 2022 and using a share price of $8.15, the closing share price on December 31, 2022, the last business day of the year.
(4)No amounts are reported in respect of the vesting in connection with a Change of Control of the options granted on July 1, 2017 as there was no “spread” value with respect to such options (i.e., the exercise price exceeded the fair market value on December 31, 2022, the last business day of the year). The Value of Accelerated Equity is calculated as the fair market value of the 130,719 restricted shares, granted March 15, 2021, and 157,185 restricted shares, granted March 15, 2022, subject to accelerated vesting if a termination due to a change in control occurred on December 31, 2022 and using a share price of $8.15, the closing share price on December 31, 2022, the last business day of the year.
(5)No amounts are reported in respect of the 30,660, 89,945, 72,544 restricted shares granted on March 15, 2018, March 15, 2019, and March 16, 2020, respectively, which would remain outstanding and eligible to vest subject to the performance vesting provisions as a result of the satisfaction of the retirement conditions throughout the performance period, as the performance period has not concluded and, therefore, it cannot be determined as to whether the shares will vest.
(6)The Pro-Rated Bonus is calculated as 100% of base salary.

Assuming Mr. Greenspan’s employment terminated under each of the circumstances described below or a change in control occurred on December 31, 2022, such payments and benefits have an estimated value of:

Event	Pro-Rated Bonus (4) $	Total Cash Severance $	Value of Accelerated Equity (5) (6) $	Total $
Termination without Cause (1)	250,000	788,462	N/A	1,038,462
Termination for Good Reason (2)	250,000	750,000	N/A	1,000,000
Death	250,000	N/A	839,298	1,089,298
Disability (3)	250,000	38,462	839,298	1,127,760
Change in Control	N/A	N/A	1,026,118	1,026,118
__________
(1)The Total Cash Severance is calculated as the sum of base salary ($500,000) and target bonus ($250,000), plus Cayman statutory severance, which is equal to one week’s salary, at the employee’s latest basic salary, for each completed twelve month period of employment.
(2)The Total Cash Severance is calculated as the sum of base salary ($500,000) and target bonus ($250,000).
(3)The Total Cash Severance for Disability is calculated as one week’s salary, at the employee’s latest basic salary, for each completed twelve month period of employment, which represents Cayman statutory severance.
(4)The Pro-Rated Bonus is calculated as 50% of base salary.
(5)The Value of Accelerated Equity for Death and Disability is calculated as the fair market value of the 102,981 restricted shares subject to accelerated vesting if a termination due to death or disability occurred, in each case, on December 31, 2022 and using a share price of $8.15, the closing share price on December 31, 2022, the last business day of the year.
(6)The Value of Accelerated Equity for Change in Control is calculated as the fair market value of the 125,904 restricted shares subject to accelerated vesting if a termination due to a change in control occurred on December 31, 2022 and using a share price of $8.15, the closing share price on December 31, 2022, the last business day of the year.

Assuming Mr. O’Brien’s employment terminated under each of the circumstances described below or a change in control occurred on December 31, 2022, such payments and benefits have an estimated value of:

Event (2)	Pro-Rated Bonus (3) $	Total Cash Severance $	Value of Accelerated Equity (4)(5) $	Total $
Termination with prior notice (1)	255,150	680,400	N/A	935,550
Death	255,150	N/A	814,461	1,069,611
Disability	59,063	N/A	814,461	873,524
Change in Control	N/A	N/A	999,578	999,578
__________

(1)The Total Cash Severance is calculated as the sum of base salary ($425,250) and target bonus ($255,150).
(2)As Mr. O’Brien is based in Ireland, his cash compensation is generally paid to him in Euros rather than United States dollars. The Total Cash Severance is based on an average conversion rate for 2022, which was $1.05 United States dollars per Euro.
(3)The Pro-Rated Bonus upon a termination without prior notice or due to death is calculated as 60% of base salary pursuant to Mr. O’Brien’s employment agreement. The Pro-Rated Bonus upon a termination of employment due to disability reflects the amount earned in respect of the 2022 plan year.
(4)The Value of Accelerated Equity for Death and Disability is calculated as the fair market value of the 99,934 restricted share units subject to accelerated vesting if a termination due to death or disability occurred, in each case, on December 31, 2022 and using a share price of $8.15, the closing share price on December 31, 2022, the last business day of the year.
(5)The Value of Accelerated Equity for Change in Control is calculated as the fair market value of the 122,648 restricted share units subject to accelerated vesting if a termination due to a change in control occurred on December 31, 2022 and using a share price of $8.15, the closing share price on December 31, 2022, the last business day of the year.

Assuming Mr. Romer’s employment terminated under each of the circumstances described below or a change in control occurred on December 31, 2022, such payments and benefits have an estimated value of:

Event	Pro-Rated Bonus $	Total Cash Severance $	Value of Accelerated Equity (3)(4) $	Total $
Termination without Cause(1)	N/A	473,510	—	473,510
Termination for Good Reason (1)	N/A	367,500	—	367,500
Death	N/A	N/A	642,674	642,674
Disability (2)	N/A	106,010	642,674	748,684
Change in Control	N/A	N/A	721,545	721,545
__________

(1)The Total Cash Severance is 100% of base salary, plus Cayman statutory severance for Termination without Cause, which is equal to one week’s salary, at the employee’s latest basic salary, for each completed twelve month period of employment.
(2)The Total Cash Severance for Disability is calculated as one week’s salary, at the employee’s latest basic salary, for each completed twelve month period of employment, which represents Cayman statutory severance.
(3)The Value of Accelerated Equity for Death and Disability is calculated as the fair market value of the 78,856 restricted shares subject to the accelerated vesting if a termination due to death or disability occurred, in each case, on December 31, 2022 and using a share price of $8.15, the closing share price on December 31, 2022, the last business day of the year.
(4)The Value of Accelerated Equity for Change in Control is calculated as the fair market value of the 88,533 restricted shares subject to the accelerated vesting if a termination due to a change in control occurred on December 31, 2022 and using a share price of $8.15, the closing share price on December 31, 2022, the last business day of the year.

Assuming Mr. Curnock’s employment terminated under each of the circumstances described below or a change in control occurred on December 31, 2022, such payments and benefits have an estimated value of:

Event	Pro-Rated Bonus (4) $	Total Cash Severance $	Value of Accelerated Equity (5)(6) $	Total $
Termination without Cause (1)	225,000	787,500	N/A	1,012,500
Termination for Good Reason (2)	225,000	675,000	N/A	900,000
Death	52,500	N/A	567,953	620,453
Disability (3)	52,500	112,500	567,953	732,953
Change in Control	N/A	N/A	724,882	724,882
__________

(1)The Total Cash Severance is calculated as the sum of base salary ($450,000) and target bonus ($225,000), plus Cayman statutory severance, which is equal to one week’s salary, at the employee’s latest basic salary, for each completed twelve month period of employment.
(2)The Total Cash Severance is calculated as the sum of base salary ($450,000) and target bonus ($225,000).
(3)he Total Cash Severance for Disability is calculated as one week’s salary, at the employee’s latest basic salary, for each completed twelve month period of employment, which represents Cayman statutory severance.
(4)The Pro-Rated Bonus upon a termination of employment without cause or for good reason is calculated as 50% of base salary pursuant to Mr. Curnock’s employment agreement. The Pro-Rated Bonus upon a termination of employment due to death or disability reflects the amount earned in respect of the 2022 plan year.
(5)The Value of Accelerated Equity for Death and Disability is calculated as the fair market value of the 69,688 restricted shares subject to accelerated vesting if a termination due to death or disability occurred, in each case, on December 31, 2022 and using a share price of $8.15, the closing share price on December 31, 2022, the last business day of the year.
(6)The Value of Accelerated Equity for Change in Control is calculated as the fair market value of the 88,942.5 restricted shares subject to accelerated vesting if a termination due to a change in control occurred on December 31, 2022 and using a share price of $8.15, the closing share price on December 31, 2022, the last business day of the year.

2022 Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Burton, our Chief Executive Officer (our “CEO”).

For 2022, our last completed fiscal year:
    a) the median of the annual total compensation of all our employees (other than our CEO) was $182,981; and
    b) the total annualized compensation of our CEO was $2,610,610.
Based on this information, for 2022, the ratio of the total annualized compensation of Mr. Burton, our CEO, to the median of the annual total compensation of all employees was 14.3 to 1.0.

To identify the median employee in 2022, we took the following steps:

i.We selected December 31, 2022, which we refer to as the determination date, which is within the last three months of 2022, as the date upon which we would identify the “median employee.”
ii.We identified the median employee by examining the annual total compensation for 2022, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, of each of our employees employed as of December 31, 2022. For those employees who joined the Company during 2022 the total compensation was annualized as if they had been employed for the entire year. We calculated the total compensation for each employee in the same manner as the “Total Compensation” shown for our NEOs in the “Summary Compensation Table”, including converting currencies of our employees in Ireland into United States dollars based on an average conversion rate for 2022 which was $1.05, where applicable and including converting currencies of our employee in the United Kingdom into United States dollars based on an average conversion rate for 2022 which was $1.23, where applicable. We determined the compensation of our median employee by ranking the annual total compensation of all employees, except for our CEO, and selecting the median employee based on their total compensation.

Pay Versus Performance
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship of executive compensation actually paid and certain financial performance of our company. The following table shows the total compensation for our NEOs for the past three fiscal years as set forth in the Summary Compensation Table, or the compensation actually paid or CAP, to our CEO or our PEO, and, on an average basis, our non-PEO NEOs (in each case, as determined under SEC rules), our total shareholder return, or TSR, the TSR of the S&P 500 Property & Casualty Insurance Index, or our Peer Group TSR, over the same period, our net income, and our company-selected measure for 2022, Growth in Fully Diluted Book Value Per Share.

Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)	Value of Initial Fixed $100 Investment Based On:		Net Income	Growth in Fully Diluted Book Value per Share(5)
					Total Shareholder Return	Peer Group Total Shareholder Return(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$2,610,610	$2,916,755	$841,738	$912,266	$80.61	$150.34	$25,342	4.3%
2021	$3,114,210	$2,974,247	$1,173,382	$1,175,567	$77.55	$126.38	$17,578	4.2%
2020	$1,928,110	$1,751,462	$898,007	$625,415	$72.30	$106.61	$3,866	4.2%
1)Mr. Burton was our PEO for each 2022, 2021, and 2020.
2)The dollar amounts reported represent the amount of CAP to the applicable NEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made total compensation, as reported in the Summary Compensation Table, for each year to determine the compensation actually paid:

Year	Executive(s)	Summary Compensation Table Total($)	Subtract Stock Awards($)	Add Year-End Fair Value of Equity Awards Granted in the Year that are Outstanding and Unvested ($)	Add Amount Equal to Change as of the End of Fiscal Year from End of Prior Fiscal Year in Fair Value of Awards Granted in any Prior Fiscal Year that are Outstanding and Unvested Equity Awards($	Add Amount Equal to Change as of the Vesting Date from the End of Prior Fiscal Year in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year($)	Subtract Fair Value as of the End of the Prior Year of any Equity Awards Granted in a Prior Year that Failed to Meet Vesting Conditions in the Year($)	Total Equity Award Adjustments ($)	CAP($)
2022	PEO	2,610,610	(1,600,000)	1,912,023	6,123	(12,000)	—	306,145	2,916,755
	Other NEOs	841,738	(322,702)	385,634	18,349	(10,752)	—	70,528	912,266
2021	PEO	3,114,210	(1,200,000)	1,024,837	(9,600)	44,800	—	(139,963)	2,974,247
	Other NEOs	1,173,382	(270,000)	230,586	26,759	14,839	—	2,185	1,175,567
2020	PEO	1,928,110	(487,500)	—	(112,800)	423,652	—	(176,649)	1,751,462
	Other NEOs	898,007	(230,000)	202,874	(52,176)	—	193,291	(272,592)	625,415
3)For 2020, the non-PEO NEOs were Laura Accurso, Tim Courtis and Messrs. Curnock, Greenspan and O’Brien. For 2021, the non-PEO NEOs were Ms. Accurso, and Messrs. Curnock, Greenspan, and O’Brien. For 2022, the non-PEO NEOs were Messrs. Curnock, Greenspan, Romer, and O’Brien.
4)Our Peer Group is the S&P Property and Casualty Insurance Index, which is included in the performance graph in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
5)The Company has identified Growth in Fully Diluted Book Value per Share as the company-selected measure for the pay-versus-performance disclosure, as it represents the most important financial performance measure used to link compensation actually paid to the CEO and Other NEOs in 2022 to the Company's performance. Fully Diluted Book Value per Share is a non-GAAP measure. Please refer to Annex 1 for definition of non-GAAP measures.

Narrative to Pay Versus Performance Table

This section should be read in conjunction with the CD&A on page 48, which includes additional discussion of our objectives of executive compensation and benefits program and how they are aligned with the company’s financial and operational performance. The Compensation Committee does not use CAP as a basis for making compensation decisions, nor do we use the performance measure of Net Income, as defined by the SEC for purposes of the pay vs performance table above, to measure performance for compensation.

The charts below show, for the past three years, the relationship of TSR relative to the Peer Group TSR, as well as the relationships between PEO and non-PEO NEO average CAP and (i) TSR and (ii) net income.

2022 Performance Metrics

We consider the performance measures listed in the table below as the most important performance measures used by us to link NEO compensation for 2022 to Company performance. Each of these measures is described in more detail below.

Most Important Performance Measures
•Growth in Fully Diluted Book Value Per Share •Underwriting Combined Ratio •Adjusted Operating Profit

Growth in Fully Diluted Book Value Per Share.

Our primary financial goal is to increase fully diluted book value per share over the long term. We use growth in fully diluted book value per share as performance condition in our long-term incentive compensation. We believe that long-term growth in fully diluted book value per share is the most relevant measure of our financial performance because it provides management and investors a yardstick to monitor the shareholder value generated. Fully diluted book value per share may also help our investors, shareholders, and other interested parties form a basis of comparison with other companies within the property and casualty reinsurance industry.

Fully diluted book value per share represents basic book value per share combined with any dilutive impact of in-the-money stock options, unvested service-based RSUs, and the earned portion of unvested performance-based RSUs granted. Fully diluted book value per share also includes the dilutive effect, if any, of ordinary shares expected to be issued upon settlement of our convertible notes. Fully diluted book value per share is a non-GAAP financial measure. Please refer to Annex 1 for definitions of non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures.

Underwriting Combined Ratio.

We evaluate our underwriting performance based on the underwriting combined ratio. We use achievement of underwriting combined ratio as a performance condition in our long-term incentive compensation. Underwriting combined ratio is calculated as 1 minus (the net underwriting income (loss) divided by the net earned premium). We do not use premiums written as a measure of performance. We use net underwriting income (loss) as a performance measure to evaluate the fundamentals underlying the Company’s underwriting operations. We believe that the use of net underwriting income (loss) enables investors and other users of the Company’s financial information to analyze our performance in a manner similar to how management analyzes performance. We believes this measure follows industry practice and allows the users of financial information to compare the Company’s performance with that of our industry peer group.

We calculate net underwriting income (loss) as net premiums earned, plus other income relating to reinsurance and deposit-accounted contracts, less deposit interest expense, less net loss and loss adjustment expenses, acquisition costs, and underwriting expenses. Net underwriting income (loss) is a non-GAAP measure. Please refer to Annex 1 for definitions of non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures.

Adjusted Operating Profit.

We also measure our performance based on adjusted operating profit, or AOP, as this measure reflects management’s contribution to long term profitability and operational efficiency. AOP is calculated as the sum of (i) the underwriting income and (ii) the strategic investments income (net of tax), less (iii) corporate innovations-related expense, as a percentage of book value. We use AOP as a performance measure in our short-term incentive compensation. AOP is a non-GAAP performance measure. Please refer to Annex 1 for definitions of non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures.

Equity Compensation Plan Information
The following table provides information as of December 31, 2022 with respect to the Company’s Class A ordinary shares that may be issued upon the exercise of options, warrants and restricted share units granted to employees, consultants or members of our  Board of Directors under all of our existing compensation plans, including the 2004 stock incentive plan, each as amended.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	968,297	(1)	$17.95	2,011,426	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	968,297	(1)	$17.95	2,011,426	(2)
__________

(1)Includes 968,297 Class A ordinary shares issuable upon the exercise of options and restricted share units that were outstanding under the 2004 stock incentive plan as of December 31, 2022.
(2)Represents the difference between the number of securities issuable under the 2004 stock incentive plan (8,000,000) and the number of securities issued under the 2004 stock incentive plan as of December 31, 2022 (5,988,574). The number of securities issued under the 2004 stock incentive plan consists of options to acquire 1,914,627 Class A ordinary shares and 4,073,947 issued shares or share units.

Compensation Committee Interlocks and Insider Participation

The individuals who served as members of the Compensation Committee during the year ended December 31, 2022 were Ms. Foley and Messrs. Isaacs and Platt, each of whom the Board of Directors deemed to be independent in accordance with the director independence standards of the Nasdaq stock market rules. No member of the Compensation Committee was, during 2022, or had previously been, an executive officer or employee of the Company or had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. During fiscal year 2022, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on our Board or Compensation Committee.

AUDIT COMMITTEE REPORT

Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and the public reporting process.  The Audit Committee’s primary purpose is to assist the Board of Directors in fulfilling its responsibilities to oversee the participation of management in the financial reporting process and the role and responsibilities of the independent auditors.

In performing its oversight role in connection with the audit of the Company’s consolidated financial statements for the year ended December 31, 2022, the Audit Committee has:

1.           reviewed and discussed the audited consolidated financial statements with management;

2.           discussed with the independent auditors the matters required to be discussed by rules adopted by the Public Company Accounting Oversight Board; and

3.           received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence and has discussed with the independent auditors the independent auditors’ independence.

Based on the review and discussions referred to above, and in reliance on the information, opinions, reports or statements presented to the Audit Committee by management and the independent auditors, the Audit Committee recommended to the Board of Directors that the December 31, 2022 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

The Audit Committee

Johnny Ferrari (Chair)
Ursuline Foley
Victoria Guest
Bryan Murphy

Independent Public Accountant Fees and Services

Audit Fees

The aggregate amount of fees billed by Deloitte Ltd. and its international affiliates, or Deloitte, for professional services rendered for (1) the audit of our financial statements during the fiscal year ended December 31, 2022; (2) the review of the financial statements included in our Quarterly Reports on Form 10-Q in 2022; (3) the 2022 audit of the Company’s internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; and (4) services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements, were, for Deloitte, approximately $668,195 for the fiscal year ended December 31, 2022.

The aggregate amount of fees billed by BDO USA, LLP and its international affiliates, or BDO, for professional services rendered for (1) the audit of our financial statements during the fiscal year ended December 31, 2021; (2) the review of the financial statements included in our Quarterly Reports on Form 10-Q in 2021; (3) the 2021 audits of the Company’s internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; and (4) services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements, were $505,872 for BDO for the fiscal year ended December 31, 2021. For the fiscal year ended December 31, 2022, we paid BDO $108,817 for assistance with successor auditor work paper review and its consent to the incorporation by reference of BDO’s reports in our Registration Statements.

Audit-Related Fees

The Company did not incur any audit-related fees billed by Deloitte or BDO during the fiscal years ended December 31, 2022 and 2021.

Tax Fees

The Company did not incur any tax fees billed by Deloitte or BDO during the fiscal years ended December 31, 2022 and 2021.

All Other Fees

The Company did not incur any other fees billed by Deloitte or BDO during the fiscal years ended December 31, 2022 and 2021.

Audit Committee’s Pre-Approval Policies and Procedures

Our Audit Committee charter includes our policy regarding the approval of audit and non-audit services performed by our independent auditors.  The Audit Committee is responsible for retaining and evaluating the independent auditors’ qualifications, performance and independence.  The Audit Committee pre-approves all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditors, subject to such exceptions for non-audit services as permitted by applicable laws and regulations.  The Audit Committee may delegate this authority to a subcommittee consisting of one or more Audit Committee members, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals are presented to the full Audit Committee at its next meeting. The Audit Committee approved all professional services provided to us by Deloitte during 2022.

PRINCIPAL SHAREHOLDERS

The following table shows information known to us with respect to the beneficial ownership of both classes of our ordinary shares as of March 27, 2023 for:

•each person or group who beneficially owns more than 5% of each class of our ordinary shares;

•each of our NEOs, Messrs. Burton, Greenspan, O’Brien, Romer and Curnock;

•each of our directors and director nominees; and

•all of our directors, director nominees and executive officers as a group.

Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power.  Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all ordinary shares held by them.  Class A ordinary shares subject to options currently exercisable or exercisable within 60 days of March 27, 2023, and not subject to repurchase as of that date, are deemed to be outstanding for calculating the percentage of outstanding shares of the person holding these options, but are not deemed to be outstanding for calculating the percentage of any other person.

Applicable percentage ownership in the following table is based on 29,126,148 Class A ordinary shares and 6,254,715 Class B ordinary shares outstanding as of March 27, 2023.  Unless otherwise indicated, the address of each of the named individuals is c/o Greenlight Capital Re, Ltd., 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, P.O. Box 31110, Grand Cayman, KY1-1205, Cayman Islands.

Name and address of beneficial owner		Beneficial ownership of principal shareholders
		Number of Class A Ordinary Shares	%	Number of Class B Ordinary Shares	%
David Einhorn	(1)	—	—%	6,254,715	100.00%
Blackrock, Inc.	(2)	1,896,076	6.51%
Dimensional Fund Advisors LP	(3)	1,581,848	5.43%
Orchard Capital Management, LLC	(4)	1,573,614	5.40%
Simon Burton	(5)	1,428,811	4.84%
Neil Greenspan	(6)	160,288	*
Patrick O'Brien	(7)	92,168	*
Faramarz Romer	(8)	154,275	*
Thomas Curnock	(9)	206,729	*
Johnny Ferrari	(10)	23,319	*
Ursuline Foley	(11)	23,319	*
Leonard Goldberg	(12)	305,944	1.05%
Victoria Guest	(13)	23,319	*
Ian Isaacs	(14)	149,013	*
Bryan Murphy	(15)	139,789	*
Joseph Platt	(16)	198,838	*
Daniel Roitman	(17)	380,000	1.30%

All directors, director nominees and executive officers as a group (16 persons)		3,461,457	11.71%	6,254,715	100.00%

*	Represents less than 1% of the outstanding ordinary shares.

(1)Mr. Einhorn, together with his affiliates, is limited to voting the number of Class B ordinary shares equal to 9.5% of the total voting power of the total issued and outstanding ordinary shares. Mr. Einhorn has beneficial ownership of 4,864,227 Class B ordinary shares held by DME 2022 Holdings LLC. Mr. Einhorn also has beneficial ownership of 1,390,488 Class B ordinary shares held by the David M. Einhorn 2021-07 Family Trust.
(2)BlackRock, Inc.’s beneficial ownership is based on a Schedule 13G/A filed on February 1, 2023.  The business address for BlackRock Inc. is 55 East 52nd Street, New York, NY 10055.
(3)Dimensional Fund Advisors LP’s beneficial ownership is based on a Schedule 13G/A filed on February 10, 2023.  The business address for Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas, 78746.
(4)Orchard Capital Management, LLC’s beneficial ownership is based on a Schedule 13G filed on February 13, 2023. The business address for Orchard Capital Management, LLC is 400 N. Michigan Avenue, Suite 560, Chicago, IL 60611.
(5)Includes 694,524 restricted shares subject to performance conditions and forfeiture, and 235,936 restricted shares subject to forfeiture . In addition, includes options to purchase 400,000 Class A ordinary shares subject to options that are exercisable.
(6)Includes 68,768 restricted shares subject to performance conditions and forfeiture, and 49,417 restricted shares subject to forfeiture.
(7)Mr. O’Brien also owns 157,464 restricted share units. Since these restricted share units do not have any voting or disposition rights until they vest and none vest within 60 days of March 30, 2023, these shareholdings are not reported.
(8)Includes 45,448 restricted shares subject to performance conditions and forfeiture.
(9)Includes 97,761 restricted shares subject to performance conditions and forfeiture.
(10)Includes 14,056 restricted shares subject to forfeiture.
(11)Includes 14,056 restricted shares subject to forfeiture.
(12)Includes 14,056 restricted shares subject to forfeiture. Includes 42,250 Class A ordinary shares subject to options that are exercisable. Mr. Goldberg owns 216,824 Class A ordinary shares directly and also retains beneficial ownership of 22,870 Class A ordinary shares held by the Leonard R. Goldberg 2007 Family Trust and 24,000 Class A ordinary shares held in a spousal revocable trust.
(13)Includes 14,056 restricted shares subject to forfeiture.
(14)Includes 14,056 restricted shares subject to forfeiture. Includes 25,000 Class A ordinary shares held by a living trust and 25,000 Class A ordinary shares held in an IRA. Mr. Isaacs has pledged 16,000 Class A ordinary shares of his unrestricted shares.
(15)Includes 14,056 restricted shares subject to forfeiture.
(16)Includes 23,427 restricted shares subject to forfeiture. Includes 55,000 Class A ordinary shares held by a partnership of which Mr. Platt is the general partner.
(17)Mr. Roitman owns 340,117 Class A ordinary shares directly and also retains beneficial ownership of 39,883 Class A ordinary shares held by the Daniel E. Roitman 2007 Family Trust.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires that our directors, executive officers and the persons who beneficially own more than 10% of our ordinary shares file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the SEC.  Executive officers, directors and greater than 10% shareholders are required by regulations promulgated by the SEC to furnish us with copies of all Forms 3, 4 and 5 they file. Based solely on the reports received by us and on the written representations of the reporting persons, we believe that no director, executive officer or greater than 10% shareholder failed to file on a timely basis the reports required by Section 16(a) of the Exchange Act during, or with respect to, fiscal year 2022.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Related-Party Transaction Policy and Audit Committee Charter

We have established a written related-party transaction policy which provides procedures for the review of transactions in excess of $120,000 in any year between us and any covered person having a direct or indirect material interest, subject to certain exceptions.  Covered persons include any director, executive officer, director nominee, 5% shareholder or any immediate family members of the foregoing.  Any such related-party transactions shall require advance approval by a majority of our independent directors or a majority of the members of a committee constituted solely of our independent directors.  In addition, our Audit Committee charter provides that the Audit Committee will review and approve all related-party transactions.

Limited Partnership Agreement

On September 1, 2018, the Company entered into a Limited Partnership Agreement, or the LPA, with Solasglas Investments, LP, which we refer to as SILP, with DME Advisors II, LLC, which we refer to as DME II, as General Partner. DME II and DME Advisors, LP, which we refer to as DME Advisors, are related parties and are controlled by David Einhorn, the Chair of the Board, the President and Portfolio Manager of Greenlight Capital, Inc., and the beneficial owner of all of the issued and outstanding Class B ordinary shares. During the year ended December 31, 2018, the Company transferred rights to $366.3 million of net investments from Greenlight Re and GRIL’s joint venture, or the Joint Venture, investment accounts to SILP in exchange for limited partnership interests of the same amount, resulting in no net gain or loss.

DME II receives a performance allocation equal to (with capitalized terms having the meaning provided under the LPA) (a) 10% of the portion of the Positive Performance Change for each limited partner’s capital account that is less than or equal to the positive balance in such limited partner’s Carryforward Account, plus (b) 20% of the portion of the Positive Performance Change for each limited partner’s capital account that exceeds the positive balance in such limited partner’s Carryforward Account. The Carryforward Account for Greenlight Re and GRIL include the amount of losses that were to be recouped under the Joint Venture as well as any loss generated on the assets invested in SILP, subject to adjustments for redemptions. The loss carry forward provision contained in the LPA allows DME II to earn reduced performance allocation of 10% of profits in any year subsequent to any years in which SILP has incurred a loss, until all losses are recouped and an additional amount equal to 150% of the loss is earned. For the year ended December 31, 2022, the Company’s investment income from SILP included performance allocation to DME II of $6.1 million (2021: $2.0 million).

On September 1, 2018, SILP entered into an investment advisory agreement, or the IAA, with DME Advisors which entitles DME Advisors to a monthly management fee equal to 0.125% (1.5% on an annual basis) of each limited partner’s Investment Portfolio, as provided in the LPA. The IAA has an initial term ending on August 31, 2023 subject to automatic extension for successive three-year terms. For the year ended December 31, 2022, the Company’s investment income from SILP included management fees paid by SILP to DME Advisors of $3.6 million (2021: $3.5 million).

On February 26, 2019, effective as of September 1, 2018, the Company entered into Amendment No. 1 to the LPA. The amendment was intended to revise the mechanics for calculating the Carryforward Account and Performance Allocation (as defined in the LPA) to take into account withdrawals from and subsequent recontributions of capital to SILP, consistent with the treatment under the Joint Venture.

On August 5, 2020, in connection with the investments by Greenlight Re and GRIL in SILP, pursuant to the LPA, the Company entered into an amended and restated letter agreement, or the Letter Agreement, with DME Advisors and DME II whereby from July 1, 2020 until such date on which neither Greenlight Re nor GRIL is a limited partner in the Partnership, or as further modified by agreement of the parties: (a) the Deployed GLRE Investment Portfolio (as defined in the Letter Agreement) shall not exceed an amount equal to 50% of the GLRE Surplus (as defined in the Letter Agreement); (b) in the event that the Deployed GLRE Investment Portfolio exceeds 50% of the GLRE Surplus, which we refer to as Excess Assets, DME II and the DME Advisors will use their respective commercially reasonable efforts to promptly liquidate positions in Excess Assets to Non-Risk Assets (as defined in the Letter Agreement) as may be necessary to comply with the preceding paragraph (a); and (c) until June 30, 2021, Non-Risk Assets were not subject to any Management Fee (as defined in the LPA) or Performance Allocation (as defined in the LPA).

On January 7, 2021, the Company, Greenlight Re, GRIL and DME II entered into the Second Amended and Restated Exempted Limited Partnership Agreement, effective as of January 1, 2021, or the Second Restated LPA. The Second Restated LPA amended, restated, superseded and incorporated all material terms of the Letter Agreement and was intended to amend certain definitions in the LPA, including “Additional Investment Ratio”, “Greenlight Re Surplus” and the “GRIL Surplus”. In addition, the Second Restated LPA amended Section 4.1(c) to incorporate the requirement to limit the size of any Partner’s Investment Portfolio (as defined in the Second Restated LPA) and amended each of Schedule 4.1(c)-1 (the Greenlight Re Guidelines) and Schedule 4.1(c)-2 (the GRIL Guidelines) to reflect the amended investment guidelines adopted by the board of directors of Greenlight Re and GRIL, respectively, effective as of January 1, 2021.

Pursuant to the Second Restated LPA and the IAA, the Company has agreed to indemnify DME II and DME Advisors for any expense, loss, liability or damage arising out of any claim asserted or threatened in connection with DME Advisors serving as SILP’s investment advisor. The Company will reimburse DME, DME II and DME Advisors for reasonable costs and expenses of investigating and/or defending such claims, provided such claims were not caused due to gross negligence, breach of contract or misrepresentation by DME II or DME Advisors. For the year ended December 31, 2022, there were [no] indemnification payments payable or paid by the Company.

In accordance with the Second Restated LPA, either of Greenlight Re or GRIL may voluntarily withdraw all or part of its Capital Account for its operating needs by giving DME II at least 3 business days notice. In addition, either of Greenlight Re or GRIL may withdraw as a partner and fully withdraw all of its Capital Account from SILP on 3 business days notice if the Board of Greenlight Re or GRIL, as applicable, declares that a cause for withdrawal exists as per the LPA.

Service Agreement

The Company has entered into a service agreement with DME Advisors, which was amended in August 2007 and October 2007, pursuant to which DME Advisors provides investor relations services to the Company for compensation of $5,000 per month (plus expenses). The service agreement had an initial term of one year and continues for sequential one-year periods until terminated by either the Company or DME Advisors. Either party may terminate the service agreement for any reason with 30 days prior written notice to the other party.

For the year ended December 31, 2022, the Company incurred expenses of $60,000 to DME Advisors for investor relations services.

Shareholders’ Agreement

Pursuant to the Company’s Shareholders’ Agreement, Greenlight Capital Investors, LLC, which we refer to as GCI, had the right to unlimited demand registration rights once we are eligible to use Form S-3 (or similar short form registration statements).  GCI assigned its demand registration rights under the Shareholders’ Agreement, with our consent, to David Einhorn on January 3, 2007.  Mr. Einhorn has registration rights for all of his Class B ordinary shares, including those acquired in a private placement in May 2007, as contemplated under the Shareholders’ Agreement. On June 30, 2021, the Company entered in Amendment No. 2 to the Shareholders’ Agreement to extend the expiration date of the Shareholders’ Agreement to June 30, 2024.

Collateral Assets Investment Management Agreement

Effective January 1, 2019, the Company (and certain subsidiaries) entered into a collateral assets investment management agreement, or the CMA, with DME Advisors, pursuant to which DME Advisors manages certain assets of the Company that are not subject to the SILP LPA and are held by the Company to provide collateral required by the cedents in the form of trust accounts and letters of credit. In accordance with the CMA, DME Advisors receives no fees and is required to comply with the collateral investment guidelines. The CMA can be terminated by any of the parties upon 30 days’ prior written notice to the other parties.

Green Brick Partners, Inc.
David Einhorn also serves as the Chair of the Board of Directors of Green Brick Partners, Inc., or GRBK, a publicly traded company. As of December 31, 2022, SILP, along with certain affiliates of DME Advisors, collectively owned 37.2% of the issued and outstanding common shares of GRBK. Under applicable securities laws, DME Advisors may be limited at times in its ability to trade GRBK shares on behalf of SILP.

OTHER MATTERS

Neither the Board of Directors nor management intends to bring before the Meeting any business other than the matters referred to in the Notice of Annual General Meeting of Shareholders and this Proxy Statement.  If any other business should come properly before the Meeting, or any adjournment or postponement thereof, the proxy holders will vote on such matters at their discretion.

ADDITIONAL INFORMATION

Other Action at the Meeting

As of the date of this Proxy Statement, the Company has no knowledge of any business, other than described herein and customary procedural matters, which will be presented for consideration at the Meeting.  In the event any other business is properly presented at the Meeting, the persons named in the accompanying proxy may, but will not be obligated to, vote such proxy in accordance with their judgment on such business.

Shareholder Proposals for the Annual General Meeting of Shareholders in 2024

Shareholder Proposals for Inclusion in Proxy Statement

Pursuant to Rule 14a-8 of the Exchange Act, shareholder proposals must be received in writing by the Secretary of the Company no later than 120 days prior to the date of the Company’s proxy statement released to shareholders in connection with the Company’s previous year’s annual meeting of shareholders and must comply with the requirements of Rule 14a-8 in order to be considered for inclusion in the Company’s Proxy Statement and form of proxy relating to the Annual General Meeting of Shareholders in 2024.  The Company believes that shareholder proposals received by January 12, 2024 would be considered timely for inclusion in the Company’s Proxy Statement for the Annual General Meeting of Shareholders in 2024, or the 2024 Proxy Statement.  Such proposals should be directed to the attention of the Secretary, Greenlight Capital Re, Ltd.

Shareholder Proposals for Presentation at Meeting

Pursuant to the Company’s Articles, any shareholder proposal for the Annual General Meeting of Shareholders in 2024, or the 2024 Meeting, other than with respect to a nominee for election as a director, which is submitted outside the processes of Rule 14a-8 and is therefore not submitted for inclusion in next year’s proxy statement, shall be considered untimely unless received by the Secretary in writing no later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual general meeting. As a result, such shareholder proposals must be received no earlier than March 27, 2024 and no later than April 26, 2024 to be considered timely.  Such proposals should be directed to the attention of the Secretary, Greenlight Capital Re, Ltd. If a shareholder proposal is introduced at the 2024 Meeting without any discussion of the proposal in the 2024 Proxy Statement and the shareholder does not notify the Company on a timely basis, in accordance with Cayman Islands corporate law, of the intent to raise such proposal at the 2024 Meeting, then proxies received by the Company for the 2024 Meeting will be voted by the persons named as such proxies in their discretion with respect to such proposal.

Shareholder Proposals regarding Director Nominees

Pursuant to the Company’s Articles, any shareholders’ proposal with respect to the nomination of a person for election as a director at the 2024 Meeting must be received no later than 120 days prior to the date of such annual general meeting to be considered timely. Such proposal must otherwise comply with the advance notice procedures and other provisions set forth in the Articles in order for such nominations to be properly brought before the 2024 Meeting.

Costs of Solicitation

The entire cost of this proxy solicitation will be borne by the Company, including expenses in connection with preparing, assembly, printing and mailing proxy solicitation materials. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, facsimile, electronic communication, in person or via the Internet, although no compensation will be paid for such solicitation. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries, upon request, for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of our common stock. Additionally, we have retained MacKenzie Partners, Inc. as an outside proxy solicitation firm to assist us with the solicitation of proxies. The Company will pay the proxy solicitor $15,000 and a potential success fee of $7,500, plus reimbursement for reasonable out-of-pocket expenses.

By Order of the Board of Directors,
/s/ Simon Burton
Simon Burton
Chief Executive Officer
_________, 2023
Grand Cayman, Cayman Islands

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is the purpose of the Meeting?
A: At the Annual Meeting, our stockholders will act upon the proposals described in this proxy statement.
____________________________________
Q: What is the difference between holding shares as a shareholder of record, a registered shareholder and as a beneficial owner of shares?
A: Shareholder of Record or Registered Shareholder. If your ordinary shares are registered directly in your name with our transfer agent, Computershare, you are considered a “shareholder of record” or a “registered shareholder” of those shares.
Beneficial Owner of Shares. If your shares are held in an account at a bank, brokerage firm or other similar organization, then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firms or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm or similar organization how to vote the shares held in your account.
____________________________________
Q: Who is paying for this proxy solicitation?
A: The Company is paying the costs of the solicitation of proxies. Proxies may be solicited on behalf of the Company by our directors, officers, employees or agents in person or by telephone, facsimile or other electronic means. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries, upon request, for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of our common stock. Additionally, we have retained MacKenzie Partners, Inc. as an outside proxy solicitation firm to assist us with the solicitation of proxies. The Company will pay the proxy solicitor approximately $15,000 and a potential success fee of $7,500, plus reimbursement for reasonable out-of-pocket expenses. Solicitation will be primarily through the use of the U.S. Postal Service and the Internet and by telephone.
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Q: How do I revoke my proxy?
A: A shareholder giving a proxy has the power to revoke it at any time before it is voted up until one hour before the meeting by providing written notice to the Secretary of the Company, by delivering a later-dated proxy or by voting in person at the Annual Meeting.
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Q: Who can vote at the Meeting?
A: All shareholders as of the Record Date, are entitled to vote at the Annual Meeting.
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Q: Who all may attend the Meeting?
A: If you are a shareholder of record, you may:
•Vote in person- you may come to the Annual Meeting and cast your vote in person;
•Vote by mail- mark, sign and date your proxy card and return it in the postage-paid envelope;
•Vote via the Internet- at www.proxyvote.com; or
•Vote via telephone- at 1-800-690-6903.
If you are not a shareholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares.
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Q: What is the quorum requirement for the Annual Meeting?
A: The attendance of two or more persons representing, in person or by proxy, more than 50% of the issued and outstanding ordinary shares as of the Record Date is necessary to constitute a quorum at the Meeting.
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Q: When will the Company announce the voting results?
A: We will announce the preliminary voting results at the Meeting. The Company will report the final results on our website and in a Current Report on Form 8-K filed with the SEC within four business days of the Meeting.
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ANNEX 1 - NON-GAAP FINANCIAL MEASURES

In presenting our results for purposes of compensation determinations, we use certain key financial measures, some of which are not prescribed under U.S. GAAP rules and standards (“non-GAAP financial measures”). Generally, a non-GAAP financial measure, as defined in SEC Regulation G, is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented under U.S. GAAP. We believe that these measures, which may be calculated or defined differently by other companies, provide consistent and comparable metrics of our business performance to help shareholders understand performance trends and facilitate a more thorough understanding of the Company’s business. Non-GAAP financial measures should not be viewed as substitutes for those determined under U.S. GAAP.

The key non-GAAP financial measures used in this report are:
•Fully diluted book value per share
•Net underwriting income (loss)
•Adjusted Operating Profit (AOP)

Fully Diluted Book Value Per Share

We believe that long-term growth in fully diluted book value per share is the most relevant measure of our financial performance because it provides management and investors a yardstick to monitor the shareholder value generated. Fully diluted book value per share may also help our investors, shareholders, and other interested parties form a basis of comparison with other companies within the property and casualty reinsurance industry. Basic book value per share and fully diluted book value per share should not be viewed as substitutes for the comparable U.S. GAAP measures.

We calculate basic book value per share as (a) ending shareholders' equity, divided by (b) aggregate of Class A and Class B Ordinary shares issued and outstanding, including all unvested service-based restricted shares, and the earned portion of performance-based restricted shares granted after December 31, 2021. We exclude shares potentially issuable in connection with convertible notes if the conversion price exceeds the share price.

Fully diluted book value per share represents basic book value per share combined with any dilutive impact of in-the-money stock options, unvested service-based RSUs, and the earned portion of unvested performance-based RSUs granted. Fully diluted book value per share also includes the dilutive effect, if any, of ordinary shares expected to be issued upon settlement of the convertible notes.

Our primary financial goal is to increase fully diluted book value per share over the long term. We use fully diluted book value per share as a financial measure in our annual incentive compensation.

For a reconciliation of Diluted book value per share, for the fiscal years ended December 31, 2022, 2021 and 2020, please see page 58 of our Annual Report on Form 10-K for the year ended December 31, 2022.

Net Underwriting Income (Loss)

One of the ways that we evaluate the Company’s underwriting performance is by measuring net underwriting income (loss). We do not use premiums written as a measure of performance. Net underwriting income (loss) is a performance measure used by management to evaluate the fundamentals underlying the Company’s underwriting operations. We believe that the use of net underwriting income (loss) enables investors and other users of the Company’s financial information to analyze our performance in a manner similar to how management analyzes performance. Management also believes this measure follows industry practice and allows the users of financial information to compare the Company’s performance with that of our industry peer group.

Net underwriting income (loss) is considered a non-GAAP financial measure because it excludes items used to calculate net income before taxes under U.S. GAAP. We calculate net underwriting income (loss) as net premiums earned, plus other income relating to reinsurance and deposit-accounted contracts, less deposit interest expense, less net loss and loss adjustment expenses, acquisition costs, and underwriting expenses. The measure excludes, on a recurring basis: (1) investment income

(loss); (2) other income (expense) not related to underwriting, including foreign exchange gains or losses, Lloyd’s interest income and expense, and adjustments to the allowance for expected credit losses; (3) corporate general and administrative expenses; and (4) interest expense. We exclude total investment income or loss, foreign exchange gains or losses, Lloyd’s interest income or expense and expected credit losses as we believe these items are influenced by market conditions and other factors unrelated to underwriting decisions. We exclude corporate and interest expenses because these costs are generally fixed and not incremental to or directly related to our underwriting operations. We believe all of these amounts are largely independent of our underwriting process, and including them could hinder the analysis of trends in our underwriting operations. Net underwriting income (loss) should not be viewed as a substitute for U.S. GAAP net income before income taxes.

For a reconciliation of net underwriting income (loss), for the fiscal years ended December 31, 2022, 2021 and 2020, please see page 59 of our Annual Report on Form 10-K for the year ended December 31, 2022.

Adjusted Operating Profit

Effective January 1, 2022, one of the ways that we measure our performance is based on adjusted operating profit, or AOP, as this measure reflects management’s contribution to long term profitability and operational efficiency. AOP is a non-GAAP financial measure and should not be viewed as a substitute for the comparable U.S. GAAP measure - net income before taxes. AOP is considered a non-GAAP financial measure because it excludes items used to calculate net income before taxes under U.S. GAAP. AOP is calculated as the sum of (i) the underwriting income and (ii) the strategic investments income (net of tax), less (iii) corporate innovations-related expense, as a percentage of book value. We use AOP as a performance measure in our short-term incentive compensation.

The following table presents a reconciliation of net income before taxes (GAAP) to the AOP for the year ended December 31, 2022.

Year ended December 31, 2022
($ in thousands)
Income (loss) before income tax	$24,526
Add (subtract):
Total investment (income) loss	(68,983)
Other non-underwriting (income) expense	11,777
Corporate expenses	17,793
Interest expense	4,201
Net underwriting income (loss)	$(10,686)
Add (subtract):
Strategic investment income (net of tax)	9,858
Corporate innovations-related expense	(2,895)
Adjusted operating profit (loss)	$(3,723)

Total equity (U.S. GAAP)	$475,663
AOP as percentage of book value	(0.8)%

APPENDIX A
PROPOSED AMENDMENT TO THE ARTICLES TO ELIMINATE DUAL CLASS STRUCTURE
(with deletions indicated by strike-outs and additions indicated by underlining)

BE IT RESOLVED, as a Special Resolution, that the following articles of the Third Amended and Restated Memorandum and Articles of Association of the Company and Schedule A thereto be amended as set forth below:

Memorandum of Association

5    The authorized share capital of the Company is US$17,500,000, divided into 125,000,000 Ordinary Shares, par value US$0.10 per share, ~~divided into 100,000,000 Class A Ordinary Shares and 25,000,000 Class B Ordinary Shares~~ and 50,000,000 Preferred Shares, par value ~~of~~ US$0.10 ~~each~~ per share.

Articles of Association

1.    Interpretation
(k)    ~~“Class A Ordinary Shares” means the Class A Ordinary Shares of the Company, initially having a par value of $0.10 per Share, and includes a fraction of a Class A Ordinary Share;~~[Reserved]
(l)    ~~“Class B Ordinary Shares” means the Class B Ordinary Shares of the Company, initially having a par value of $0.10 per Share, and includes a fraction of a Class B Ordinary Share;~~[Reserved]
(ff)    “Ordinary Shares” means ~~collectively,~~ the ~~Class A Ordinary Shares and the Class B Ordinary Shares~~ ordinary Shares of the Company, par value of $0.10 per share, and includes a fraction of an Ordinary Share;
11.    Exercise of power to purchase Shares or securities that may be exchanged for or converted to Shares
(b)    Notwithstanding (a) above, if the Board in its absolute and unfettered discretion, on behalf of the Company, determines that ownership of ~~Class A~~ Ordinary Shares (or any securities that may be exchanged for or converted to ~~Class A~~ Ordinary Shares) of the Company by any Member (1) would violate the ownership limitations described in Article 11(1)(c) or (2) would result in an increased risk of adverse tax, regulatory or legal consequences to the Company, any of its Subsidiaries or any of the Members~~;~~, the Company will have the option, but not the obligation, subject to Statute to purchase all or part of the ~~Class A~~ Ordinary Shares (or any securities that may be exchanged for or converted to Shares) of the Company held by such Member (to the extent the Board, in the reasonable exercise of its discretion, determines it is necessary to avoid or cure such adverse consequences) with funds available therefor in an amount equal to the Fair Market Value of such Shares on the date the Company sends the Repurchase Notice referred to below (the “Repurchase Price”); provided, that the Board will use reasonable efforts to exercise this option equally among similarly situated Persons (to the extent possible under the circumstances). In that event, the Company will also be entitled to assign its purchase right to a third party or parties including one or more of the other Persons, with the consent of such assignee. Each Member shall be bound by the determination by the Company to purchase or assign its right to purchase such Member’s Shares (or securities that may be exchanged for or converted to Shares) and, if so required by the Company, shall sell the number of Shares (or securities that may be exchanged for or converted to Shares) of the Company that the Company requires it to sell.
(c)    The ownership limitations described in this Article 11(1)(c) are as follows: except upon unanimous consent by the Board (i) no Person shall be allowed to acquire ~~Class A~~ Ordinary Shares (or securities that may be exchanged for or converted to Shares) if such acquisition would cause any Person to own (directly, indirectly or constructively under applicable U.S. tax attribution and constructive ownership rules) 9.9% or more of the issued and outstanding Ordinary Shares; and (ii) no Person shall be allowed to acquire ~~Class A~~ Ordinary Shares if such acquisition would cause such Person to own directly 9.9% or more of the issued and outstanding Ordinary Shares.
43.    Voting at meetings
(2)    Subject to the adjustments provided in Article 53, each holder of ~~Class A~~ Ordinary Shares generally is entitled to one (1) vote per ~~Class A~~ Ordinary Share. However, except upon unanimous consent of the Board, in the event that a holder of ~~Class A~~ Ordinary Shares is a Tentative 9.9% Member, then the aggregate votes conferred by the Ordinary Shares held by such holder shall be reduced in accordance with Article 54(2).

(3)    ~~Generally, each holder of Class B Ordinary Shares is entitled to ten (10) votes per Class B Ordinary Share. However, in the event that the aggregate number of votes conferred by all of the issued and outstanding Class B Ordinary Shares, voting as a class, exceeds 9.5% of the Total Voting Power, then the Total Voting Power of the class shall be reduced to 9.5% of the Total Voting Power. The voting power of any Class A Ordinary Shares held by any holder of Class B Ordinary Shares (whether directly, or indirectly or constructively under applicable attribution and constructive ownership rules contained in the Code) shall be included for purposes of measuring Total Voting Power in the immediately preceding sentence, except, and only to the extent, the right to vote such Class A Ordinary Shares has been limited pursuant to the Articles.~~[Reserved]
48.    Demand for a poll
(2)    Where, in accordance with the provisions of subparagraph (1) of this Article, a poll is demanded, subject to the provisions of Articles 12(3), 43(2)~~, 43(3)~~ and 54(1)-(4) ~~(as well as the additional restrictions and rights of the Class B Ordinary Shares set forth in Schedule A hereto)~~, every person present at such meeting shall have the number of votes corresponding each for such Share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in subparagraph (4) of this Article or in the case of a general meeting at which one or more Members are present by telephone in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands.
53.    Rights of Shares
(1)    ~~Upon adoption of these Articles, t~~The authorized share capital of the Company shall be US$17,500,000 divided into ~~consist of~~ 125,000,000 Ordinary Shares, par value US$0.10 per share, ~~divided into 100,000,000 Class A Ordinary Shares and 25,000,000 Class B Ordinary Shares~~ and 50,000,000 Preferred Shares, par value ~~of~~ US$0.10 per share~~each~~.
(2)    Subject to the provisions of Articles 12(3), 43(2)~~, 43(3)~~ and 54(1)-(4) ~~(as well as the additional restrictions and rights of the Class B Ordinary Shares set forth in Schedule A hereto),~~ each ~~Class A~~ Ordinary Share shall be entitled to one vote per ~~Class A~~ Ordinary Share. The ~~Class B Ordinary Shares rights and restrictions are set forth in Schedule A to these Articles, but otherwise the~~ holders of all Ordinary Shares shall:
54.    Limitation on voting rights of Controlled Shares.
(1)    General. Subject to the provisions of Articles 12(3), 43(2), ~~43(3),~~ and 54(1)-(4) ~~(as well as the additional restrictions and rights of the Class B Ordinary Shares set forth in Schedule A hereto)~~, and subject to any rights and restrictions for the time being attached to any class or classes of Shares, every Member and every Person representing a Member by proxy shall have one vote for each ~~Class A~~ Ordinary Share carrying the right to vote on the matter in question of which such Member or such Person representing a Member by proxy is the holder. Notwithstanding any other provisions of these Articles, all determinations in these Articles that are made by or subject to a vote or approval of Members shall be based upon the voting power of such Members’ Shares as determined pursuant to Articles 12(3), ~~43(3),~~ and 54(1)-(4) ~~(as well as the additional restrictions and rights of the Class B Ordinary Shares set forth in Schedule A hereto)~~.
(2)    Adjustment of voting power. Except upon unanimous consent of the Board, the voting power of each ~~Class A Ordinary Share and each Class B~~ Ordinary Share is hereby adjusted (and shall be automatically adjusted in the future) to the extent necessary so that no Person is a 9.9% Member (as defined below). This Article 54 shall be applied prior to the application of Article 12(3). The Board shall implement the foregoing in the manner provided herein.
The Board shall from time to time, including prior to any time at which a vote of Members is taken, take all reasonable steps necessary to ascertain through communications with Members or otherwise, whether there exists, or will exist at the time any vote of Members is taken, a Tentative 9.9% Member (as defined below).
In the event that a Tentative 9.9% Member exists, the aggregate votes conferred by the ~~Class A~~ Ordinary Shares ~~and/or Class B Ordinary Shares~~ held by a Member and treated as Controlled Shares of that Tentative 9.9% Member shall be reduced to the extent necessary such that the Controlled Shares of the Tentative 9.9% Member will constitute less than 9.9% of the Total Voting Power. In applying the previous sentence where ~~Class A Ordinary Shares and/or Class B~~ Ordinary Shares held by more than one Member are treated as Controlled Shares of a Tentative 9.9% Member, the reduction in votes shall apply to such Members ~~holding Class A Ordinary Shares~~ in descending order according to their respective Attribution Percentages (as defined below) ~~and then to such Members~~

~~holding Class B Ordinary Shares~~, provided that, in the event of a tie, the reduction shall apply first to the Member whose Shares are Controlled Shares of the Tentative 9.9% Member by virtue of the Tentative 9.9% Member’s economic interest in (as opposed to voting control with respect to) such Ordinary Shares. The votes attributable to ~~Class A Ordinary Shares and/or Class B~~ Ordinary Shares of Members owning no ~~Class A Ordinary Shares and/or Class B~~ Ordinary Shares treated as Controlled Shares of any Tentative 9.9% Member shall, in the aggregate, be increased by the same number of votes subject to reduction as described above. Such increase shall apply to all such Members in proportion to their voting power at that time, provided that such increase shall be limited to the extent necessary to avoid causing any person to be a 9.9% Member. The adjustments of voting power described in this Article shall apply repeatedly until there would be no 9.9% Member. The Board may deviate from any of the principles described in this Article and determine that ~~Class A~~ Ordinary Shares ~~and/or Class B Ordinary Shares~~ held by a Member shall carry different voting rights as it determines appropriate (1) to avoid the existence of any 9.9% Member or (2) to avoid adverse tax, legal or regulatory consequences to the Company, any Subsidiary of the Company, or any other Member or its Affiliates. For the avoidance of doubt, in applying the provisions of Articles 12(3), 43(2), ~~43(3),~~ and 54(1)-(4), a ~~Class A~~ Ordinary Share ~~and/or Class B Ordinary Share~~ may carry a fraction of a vote.
(3)    Other adjustments of voting power. In addition to the provisions of Article 54(1), any ~~Class A Ordinary Shares and Class B~~ Ordinary Shares shall not carry any right to vote to the extent that the Board determines, in its sole discretion, that it is necessary that such ~~Class A Ordinary Shares or Class B~~ Ordinary Shares should not carry the right to vote in order to avoid adverse tax, legal or regulatory consequences to the Company, any Subsidiary of the Company, or any Member, provided that no adjustment pursuant to this sentence shall cause any person to become a 9.9% Member.
(4)    Requirement to provide information and Notice.
(a)    The Board shall have the authority to request from any Member holding, directly or indirectly, ~~Class A~~ Ordinary Shares, and such Member shall provide, such information as the Board may request for the purpose of determining whether any Member’s voting rights are to be adjusted. If such Member fails to respond to such a request, or submits incomplete or inaccurate information in response to such a request, the Board may in its sole and absolute discretion determine that such Member’s ~~Class A~~ Ordinary Shares shall carry no voting rights in which case such ~~Class A~~ Ordinary Shares shall not carry any voting rights until otherwise determined by the Board in its sole and absolute discretion.
(b)    Any Member shall give notice to the Company within ten days following the date that such Member acquires actual knowledge that it is a Tentative 9.9% Member or that its ~~Class A Ordinary Shares or Class B~~ Ordinary Shares are Controlled Shares of a Tentative 9.9% Member.
(e)    The Company may, but shall have no obligation to provide notice to any Member of any adjustment to its voting power that may result from the application of Article ~~43(3), Article~~ 12(3), and/or this Article 54.
65.    Restrictions on transfer
(2)    In the event the Board determines that an ownership limitation described in Article 11(1)(c) has been violated as a result of such transfer, the Company shall have the option, but not the obligation, to purchase all or any part of the ~~Class A~~ Ordinary Shares, to the extent the Company determines it is necessary or advisable to avoid or cure any adverse or potentially adverse consequences resulting from such transfer. If the Company exercises an option to purchase all or part of the ~~Class A~~ Ordinary Shares held by such Member, the Company shall repurchase the shares at an amount equal to the Fair Market Value of such ~~Class A~~ Ordinary Shares on the date the Company sends the Repurchase Notice.
96.    Voting of subsidiary shares
Notwithstanding any other provision of these Articles to the contrary, if the Company is required or entitled to vote at general meetings of (i) Greenlight Reinsurance or (ii) any Designated Subsidiary (as defined in Article 97), the Directors shall refer the subject matter of the vote to the Members on a poll and seek authority from the Members to have the Company’s corporate representative or proxy vote in favour of the resolution proposed by Greenlight Reinsurance and/or such Designated Subsidiary. The Directors shall cause the Company’s corporate representative or proxy to vote the Company’s shares in Greenlight Reinsurance and/or such Designated Subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by Greenlight Reinsurance and/or such Designated Subsidiary. All votes referred to the Company’s Members pursuant to this

Article 96 shall be subject to the voting power restrictions of Articles 12(3), ~~43(3),~~ and 54 ~~(and the additional restrictions and rights of the Class B Ordinary Shares set forth in Schedule A hereto)~~.
~~SCHEDULE A TO ARTICLES~~
~~DESIGNATIONS, NUMBER, VOTING POWERS;~~
~~PREFERENCES AND RIGHTS OF CLASS B ORDINARY SHARES~~
~~1. Designation and Amount.~~
~~(a) The Shares of this series shall be designated the Class B Ordinary Shares, par value $0.10 per Share (the “Class B Ordinary Shares”).~~
~~(b) The Class B Ordinary Shares shall only be held by David Einhorn and his Permitted Transferees.~~
~~2. General.~~
~~Except as provided in items 3 and 4 below, each Class B Ordinary Share shall be entitled to the same rights, and be subject to the same restrictions, as the Class A Ordinary Shares as set forth in these Articles.~~
~~3. Voting.~~
~~(a) Generally, each holder of Class B Ordinary Share is entitled to ten (10) votes per Class B Ordinary Share. However, in the event that the aggregate number of votes conferred by all of the issued and outstanding Class B Ordinary Shares, voting as a class, exceeds 9.5% of the Total Voting Power, then the Total Voting Power of the class shall be reduced to 9.5% of the Total Voting Power. The voting power of any Class A Ordinary Shares held by any holder of Class B Ordinary Shares (whether directly, or indirectly or constructively under applicable attribution and constructive ownership rules contained in the Code) shall be included for purposes of measuring Total Voting Power in the immediately preceding sentence, except, and only to the extent, the right to vote such Class A Ordinary Shares has been limited pursuant to the Articles.~~
~~In addition to the limitation in the immediately preceding sentence, the restrictions on the voting power of Class B Ordinary Shares contained in Articles 12(3) and 54 shall apply to holders of Class B Ordinary Shares.~~
~~(b) the voting rights attached to any Class B Ordinary Shares which are determined by the Board to represent in excess of 9.5% of the Total Voting Power, whether pursuant to Schedule A Section 3(a) or Article 12(3), shall be allocated for voting purposes to all the other Members of the Company pro rata according to their percentage interest in the Company; provided however, that no other Member shall be allocated voting rights pursuant to this sentence if doing so would (i) render such other Member a 9.9% Member or (ii) cause the holders of Class B Ordinary Shares, as a class, to hold more than 9.5% of the Total Voting Power as a result of applicable attribution and constructive ownership rules contained in the Code.~~
~~4. Requirement to Provide Information and Notice.~~
~~(a) The Board shall have the authority to request from any Member holding Class B Ordinary Shares, and such Member shall provide, such information as the Board may request for the purpose of determining whether any Member’s voting rights are to be adjusted. If such Member fails to respond to such a request, or submits incomplete or inaccurate information in response to such a request, the Board may in its sole and absolute discretion determine that such Member’s Class B Ordinary Shares shall carry no voting rights in which case such Class B Ordinary Shares shall not carry any voting rights until otherwise determined by the Board in its sole and absolute discretion.~~
~~(b) Notwithstanding the foregoing, no Member shall be liable to any other Member or the Company for any losses or damages resulting from such Member’s failure to respond to, or submission of incomplete or inaccurate information in response to, a request under paragraph (4)(a).~~
~~(c) The Company may, but shall have no obligation to provide notice to any Member of any adjustment to its voting power.~~
~~(d) One of the purposes of the voting limitation set forth in this Schedule A is to seek to reduce the likelihood that there would be adverse tax consequences to U.S. Persons if the Company were to be characterized as a controlled foreign corporation as defined in the Code. Nevertheless, the Board will not be liable to the Company, its Members or any other Person whatsoever for any errors in judgment made by its interpreting or enforcing this paragraph or in~~

~~granting any waiver or waivers to the foregoing restrictions in any case so long as the Board shall have acted in good faith.~~
~~5. Conversion.~~
~~(a) Following a sale, transfer, exchange or other disposition of any Class B Ordinary Shares by a holder thereof to a purchaser or other transferee, the Class B Ordinary Shares shall immediately and automatically convert into an equal number of Class A Ordinary Shares on a one-for-one basis, by way of redemption and reissue, except for those transfers to a Permitted Transferee, or unless such transfer is unanimously approved by the Board of Directors. Any Class B Ordinary Shares converted to Class A Ordinary Shares pursuant to the immediately preceding sentence shall be subject to the restrictions on voting contained in Articles 12(3) and 54.~~
~~(b) The Company shall at all times reserve and keep available out of its authorized but unissued Class A Ordinary Shares, solely for the purpose of effecting the conversion of the Class B Ordinary Shares, such number of its shares as shall from time to time be sufficient to effect the conversion of all the outstanding Class B Ordinary Shares.~~
~~(c) If any Class B Ordinary Shares shall be converted pursuant to this item 5, the Shares so converted shall be retired and returned to the authorized but unissued Class B Ordinary Shares.~~

APPENDIX B
PROPOSED AMENDMENT TO THE ARTICLES TO ELIMINATE CUT-BACK PROVISIONS
(with deletions indicated by strike-outs and additions indicated by underlining, in each case to be read in conjunction with the amendments under proposal 7, which have not yet been incorporated herein)

BE IT RESOLVED, as a Special Resolution, that the following articles of the Third Amended and Restated Memorandum and Articles of Association of the Company and Schedule A thereto be amended as set forth below:

1.    Interpretation
(a)    ~~“9.9% Member” shall have the meaning as set forth in Article 54;~~[Reserved]
(d)    ~~“Attribution Percentages” shall have the meaning as set forth in Article 54;~~[Reserved]
(p)    ~~“Controlled Shares” shall have the meaning as set forth in Article 54;~~[Reserved]
(uu)    ~~“Tentative 9.9% Member” shall have the meaning as set forth in Article 54;~~[Reserved]
11.    Exercise of power to purchase Shares or securities that may be exchanged for or converted to Shares
(1)    Purchase of Shares
(a)    Subject to the provisions set forth below and the provision of the Statute, the Company shall have (i) the authority to request information with respect to the holdings, directly or indirectly, of Ordinary Shares from any Member, and such Member shall provide such information as the Company may have requested and (ii) the power to purchase its Ordinary Shares, including any securities that may be exchanged for or converted to Shares and redeemable Shares in such manner and on such terms as the Directors may determine and agree with the relevant Member, which shall include, without limitation, the purchase of Shares (or securities that may be exchanged for or converted to Shares) through private negotiations or at market prices through any stock exchange on which such Shares are listed. In addition, each Member shall give notice to the Company within ten (10) days following the date that such Member acquires actual knowledge that it is a beneficial holder of more than 9.9% of the Ordinary Shares. Notwithstanding the foregoing, no Member shall be liable to any other Member of the Company for any losses or damages resulting from such Member’s failure to respond to, or submission of incomplete or inaccurate information in response to, a request pursuant to clause (i) of the first sentence of this paragraph or from such Member’s failure to give notice pursuant to the preceding sentence.
12.    Election of Directors
(3)    For the avoidance of doubt, ~~any Member participating in the election of directors shall be subject to the limitations on voting rights described in Article 54 and~~ all votes referred to the Company’s Members pursuant to Article 96 shall be subject to this Article 12~~(3)~~.
43.    Voting at meetings
(2)    ~~Subject to the adjustments provided in Article 53, e~~Each holder of Class A Ordinary Shares ~~generally~~ is entitled to one (1) vote per Class A Ordinary Share. ~~However, except upon unanimous consent of the Board, in the event that a holder of Class A Ordinary Shares is a Tentative 9.9% Member, then the aggregate votes conferred by the Ordinary Shares held by such holder shall be reduced in accordance with Article 54(2).~~
48.    Demand for a poll
(2)    Where, in accordance with the provisions of subparagraph (1) of this Article, a poll is demanded, subject to the provisions of Articles ~~12(3), 43(2),~~ 43(3) ~~and 54(1)-(4)~~ (as well as the additional restrictions and rights of the Class B Ordinary Shares set forth in Schedule A hereto), every person present at such meeting shall have the number of votes corresponding each for such Share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in subparagraph (4) of this Article or in the case of a general meeting at which one or more Members are present by telephone in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands.
53.    Rights of Shares
(2)    ~~Subject to the provisions of Articles 12(3), 43(2), and 43(3) and 54(1)-(4) (as well as the additional restrictions and rights of the Class B Ordinary Shares set forth in Schedule A hereto), e~~Each Class A Ordinary Share shall be entitled to one vote per Class A Ordinary Share. The Class B Ordinary Shares rights and restrictions are set forth in Schedule A to these Articles, but otherwise the holders of all Ordinary Shares shall:
54.    ~~Limitation on voting rights of Controlled Shares.~~[Reserved]
~~(1)    General. Subject to the provisions of Articles 12(3), 43(2), 43(3), and 54(1)-(4) (as well as the additional restrictions and rights of the Class B Ordinary Shares set forth in Schedule A hereto), and subject to any rights and restrictions for the time being attached to any class or classes of Shares, every Member and every Person representing a Member by proxy shall have one vote for each Class A Ordinary Share carrying the right to vote on the matter in question of which such Member or such Person representing a Member by proxy is the holder. Notwithstanding any other provisions of these Articles, all determinations in these Articles that are made by or subject to a vote or approval of Members shall be based upon the voting power of such Members’ Shares as determined pursuant to Articles 12(3), 43(3), and 54(1)-(4) (as well as the additional restrictions and rights of the Class B Ordinary Shares set forth in Schedule A hereto).~~
~~(2)    Adjustment of voting power. Except upon unanimous consent of the Board, the voting power of each Class A Ordinary Share and each Class B Ordinary Share is hereby adjusted (and shall be automatically adjusted in the future) to the extent necessary so that no Person is a 9.9% Member (as defined below). This Article 54 shall be applied prior to the application of Article 12(3). The Board shall implement the foregoing in the manner provided herein.~~
~~The Board shall from time to time, including prior to any time at which a vote of Members is taken, take all reasonable steps necessary to ascertain through communications with Members or otherwise, whether there exists, or will exist at the time any vote of Members is taken, a Tentative 9.9% Member (as defined below).~~
~~In the event that a Tentative 9.9% Member exists, the aggregate votes conferred by the Class A Ordinary Shares and/or Class B Ordinary Shares held by a Member and treated as Controlled Shares of that Tentative 9.9% Member shall be reduced to the extent necessary such that the Controlled Shares of the Tentative 9.9% Member will constitute less than 9.9% of the Total Voting Power. In applying the previous sentence where Class A Ordinary Shares and/or Class B Ordinary Shares held by more than one Member are treated as Controlled Shares of a Tentative 9.9% Member, the reduction in votes shall apply to such Members holding Class A Ordinary Shares in descending order according to their respective Attribution Percentages (as defined below) and then to such Members holding Class B Ordinary Shares, provided that, in the event of a tie, the reduction shall apply first to the Member whose Shares are Controlled Shares of the Tentative 9.9% Member by virtue of the Tentative 9.9% Member’s economic interest in (as opposed to voting control with respect to) such Ordinary Shares. The votes attributable to Class A Ordinary Shares and/or Class B Ordinary Shares of Members owning no Class A Ordinary Shares and/or Class B Ordinary Shares treated as Controlled Shares of any Tentative 9.9% Member shall, in the aggregate, be increased by the same number of votes subject to reduction as described above. Such increase shall apply to all such Members in proportion to their voting power at that time, provided that such increase shall be limited to the extent necessary to avoid causing any person to be a 9.9% Member. The adjustments of voting power described in this Article shall apply repeatedly until there would be no 9.9% Member. The Board may deviate from any of the principles described in this Article and determine that Class A Ordinary Shares and/or Class B Ordinary Shares held by a Member shall carry different voting rights as it determines appropriate (1) to avoid the existence of any 9.9% Member or (2) to avoid adverse tax, legal or regulatory consequences to the Company, any Subsidiary of the Company, or any other Member or its Affiliates. For the avoidance of doubt, in applying the provisions of Articles 12(3), 43(2), 43(3), and 54(1)-(4), a Class A Ordinary Share and/or Class B Ordinary Share may carry a fraction of a vote.~~
~~“Attribution Percentage” shall mean, with respect to a Member and a Tentative 9.9% Member, the percentage of the Member’s Shares that are treated as Controlled Shares of such Tentative 9.9% Member.~~
~~“Controlled Shares” in reference to any Person or Member means all Ordinary Shares of the Company owned by such Person or Member either (i) directly, (ii) by application of the attribution and constructive ownership rules under Section 958 of the Code, or (iii) beneficially within the meaning of Section 13(d)(3) of the Exchange Act, and the rules and regulations promulgated thereunder.~~

~~“9.9% Member” means a Person whose Controlled Shares constitute nine and nine-tenths percent (9.9%) or more of the voting power of all Ordinary Shares of the Company and who would be generally required to recognize income with respect to the Company under Section 951(a)(1) of the Code if the Company were a controlled foreign corporation as defined in Section 957 of the Code and if the ownership threshold under Section 951(b) of the Code were 9.9%.~~
~~“Tentative 9.9% Member” means a Person that, but for adjustments to the voting rights of Shares pursuant to Article 54(1)-(4), would be a 9.9% Member.~~
~~(3)    Other adjustments of voting power. In addition to the provisions of Article 54(1), any Class A Ordinary Shares and Class B Ordinary Shares shall not carry any right to vote to the extent that the Board determines, in its sole discretion, that it is necessary that such Class A Ordinary Shares or Class B Ordinary Shares should not carry the right to vote in order to avoid adverse tax, legal or regulatory consequences to the Company, any Subsidiary of the Company, or any Member, provided that no adjustment pursuant to this sentence shall cause any person to become a 9.9% Member.~~
~~(4)    Requirement to provide information and Notice.~~
~~(a)    The Board shall have the authority to request from any Member holding, directly or indirectly, Class A Ordinary Shares, and such Member shall provide, such information as the Board may request for the purpose of determining whether any Member’s voting rights are to be adjusted. If such Member fails to respond to such a request, or submits incomplete or inaccurate information in response to such a request, the Board may in its sole and absolute discretion determine that such Member’s Class A Ordinary Shares shall carry no voting rights in which case such Class A Ordinary Shares shall not carry any voting rights until otherwise determined by the Board in its sole and absolute discretion.~~
~~(b)    Any Member shall give notice to the Company within ten days following the date that such Member acquires actual knowledge that it is a Tentative 9.9% Member or that its Class A Ordinary Shares or Class B Ordinary Shares are Controlled Shares of a Tentative 9.9% Member.~~
~~(c)    Notwithstanding the foregoing, no Member shall be liable to any other Member or the Company for any losses or damages resulting from such Member’s failure to respond to, or submission of incomplete or inaccurate information in response to, a request under paragraph (4)(a) or from such Member’s failure to give notice under paragraph (4)(b) of this Article.~~
~~(d)    The Board may rely on the information provided by a Member under this Article 54(4) in the satisfaction of its obligations under Article 12(3) and this Article 54.~~
~~(e)    The Company may, but shall have no obligation to provide notice to any Member of any adjustment to its voting power that may result from the application of Article 43(3), Article 12(3), and/or this Article 54.~~
~~(f)    One of the purposes of the voting limitation set forth in this Article is to seek to reduce the likelihood that there would be adverse tax consequences to U.S. Persons if the Company were to be characterized as a controlled foreign corporation as defined in the Code. Nevertheless, the Board will not be liable to the Company, its Members or any other Person whatsoever for any errors in judgment made by its interpreting or enforcing this Article or in granting any waiver or waivers to the foregoing restrictions in any case so long as the Board shall have acted in good faith.~~
96.    Voting of subsidiary shares
Notwithstanding any other provision of these Articles to the contrary, if the Company is required or entitled to vote at general meetings of (i) Greenlight Reinsurance or (ii) any Designated Subsidiary (as defined in Article 97), the Directors shall refer the subject matter of the vote to the Members on a poll and seek authority from the Members to have the Company’s corporate representative or proxy vote in favour of the resolution proposed by Greenlight Reinsurance and/or such Designated Subsidiary. The Directors shall cause the Company’s corporate representative or proxy to vote the Company’s shares in Greenlight Reinsurance and/or such Designated Subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by Greenlight Reinsurance and/or such Designated Subsidiary. All votes referred to the Company’s Members pursuant to this Article 96 shall be subject to the voting power restrictions of Article~~s 12(3),~~ 43(3)~~, and 54~~ (and the additional restrictions and rights of the Class B Ordinary Shares set forth in Schedule A hereto).

SCHEDULE A TO ARTICLES
DESIGNATIONS, NUMBER, VOTING POWERS;
PREFERENCES AND RIGHTS OF CLASS B ORDINARY SHARES
3. Voting.
(a) Generally, each holder of Class B Ordinary Share is entitled to ten (10) votes per Class B Ordinary Share. However, in the event that the aggregate number of votes conferred by all of the issued and outstanding Class B Ordinary Shares, voting as a class, exceeds 9.5% of the Total Voting Power, then the Total Voting Power of the class shall be reduced to 9.5% of the Total Voting Power. The voting power of any Class A Ordinary Shares held by any holder of Class B Ordinary Shares (whether directly, or indirectly or constructively under applicable attribution and constructive ownership rules contained in the Code) shall be included for purposes of measuring Total Voting Power in the immediately preceding sentence, except, and only to the extent, the right to vote such Class A Ordinary Shares has been limited pursuant to the Articles.
~~In addition to the limitation in the immediately preceding sentence, the restrictions on the voting power of Class B Ordinary Shares contained in Articles 12(3) and 54 shall apply to holders of Class B Ordinary Shares.~~
5. Conversion
(a) Following a sale, transfer, exchange or other disposition of any Class B Ordinary Shares by a holder thereof to a purchaser or other transferee, the Class B Ordinary Shares shall immediately and automatically convert into an equal number of Class A Ordinary Shares on a one-for-one basis, by way of redemption and reissue, except for those transfers to a Permitted Transferee, or unless such transfer is unanimously approved by the Board of Directors. ~~Any Class B Ordinary Shares converted to Class A Ordinary Shares pursuant to the immediately preceding sentence shall be subject to the restrictions on voting contained in Articles 12(3) and 54.~~

APPENDIX C
PROPOSED AMENDMENT TO THE ARTICLES TO ELIMINATE PUSH-UP PROVISIONS
(with deletions indicated by strike-outs and additions indicated by underlining, in each case to be read in conjunction with the amendments under proposal 7 and 8 as though they have been approved and therefore incorporated herein)

BE IT RESOLVED, as a Special Resolution, that the following articles of the Third Amended and Restated Memorandum and Articles of Association of the Company be amended as set forth below:

1.    Interpretation
(q)    ~~“Designated Subsidiary” shall have the meaning as set forth in Article 97;~~[Reserved]

(y)    ~~“Greenlight Reinsurance” means Greenlight Reinsurance, Ltd., a Cayman Islands insurance company and wholly-owned subsidiary of the Company;~~[Reserved]

12.    Election of Directors
(3)    For the avoidance of doubt, any Member participating in the election of directors shall be subject to the limitations on voting rights described in Article 54 ~~and all votes referred to the Company’s Members pursuant to Article 96 shall be subject to this Article 12(3)~~.
43.    Voting at meetings
(5)    ~~Notwithstanding any other provisions of these Articles to the contrary, with respect to any matter required to be submitted to a vote of the shareholders of Greenlight Reinsurance, the Company shall be required to submit a proposal relating to such matters to the Members of the Company and shall vote all the shares of Greenlight Reinsurance owned by the Company in accordance with and proportional to such vote of the Company’s Members; provided, however, that the Board shall not be required to submit such a proposal contemplated by this Article 43(5) to the Members of the Company at such time as Greenlight Reinsurance shall no longer be a Subsidiary of the Company.~~[Reserved]

96.    ~~Voting of subsidiary shares~~[Reserved]
~~Notwithstanding any other provision of these Articles to the contrary, if the Company is required or entitled to vote at general meetings of (i) Greenlight Reinsurance or (ii) any Designated Subsidiary (as defined in Article 97), the Directors shall refer the subject matter of the vote to the Members on a poll and seek authority from the Members to have the Company’s corporate representative or proxy vote in favour of the resolution proposed by Greenlight Reinsurance and/or such Designated Subsidiary. The Directors shall cause the Company’s corporate representative or proxy to vote the Company’s shares in Greenlight Reinsurance and/or such Designated Subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by Greenlight Reinsurance and/or such Designated Subsidiary. All votes referred to the Company’s Members pursuant to this Article 96 shall be subject to the voting power restrictions of Articles 12(3), 43(3), and 54 (and the additional restrictions and rights of the Class B Ordinary Shares set forth in Schedule A hereto).~~
97.    ~~Articles or Articles of Association of certain subsidiaries~~[Reserved]
~~The Board shall require that the Articles of Association of Greenlight Reinsurance and may require that the Articles or Articles of Association of each other direct or indirect Subsidiary of the Company organized under the laws of a jurisdiction outside the United States that is treated as a corporation for U.S. federal tax purposes and designated by the Board, contain provisions substantially similar to Article 96, herein (any such Subsidiary so designated by the~~

~~Board is referred to herein as a “Designated Subsidiary”). If the Board designates any indirect Subsidiary of the Company as a Designated Subsidiary, the Board shall also designate each intermediate Subsidiary between such Designated Subsidiary and the Company (other than Greenlight Reinsurance) as a Designated Subsidiary hereunder. The Company in its discretion may enter into agreements with each Designated Subsidiary, as reasonably necessary, to effect or implement this Article.~~

APPENDIX D
PROPOSED FOURTH AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
(with deletions to our Third Amended and Restated Memorandum and Articles indicated by strike-outs and additions indicated by underlining and to be read in conjunction with the amendments described in proposals 7, 8 and 9.)

THE COMPANIES ACT ~~LAW~~ (~~2004 REVISION~~AS AMENDED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

~~THIRD~~ FOURTH AMENDED AND RESTATED

MEMORANDUM AND ARTICLES

OF

ASSOCIATION

OF

GREENLIGHT CAPITAL RE, LTD.

(Adopted by a Special Resolutions dated [•])

THE COMPANIES ACT LAW (2004 REVISIONAS AMENDED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

THIRD FOURTH AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

GREENLIGHT CAPITAL RE, LTD.

(Adopted by Special Resolution dated [•])

1 The name of the Company is Greenlight Capital Re, Ltd.

2 The registered office for the time being of the Company shall be Greenlight Capital Re, Ltd., 802 West Bay Road, The Grand Pavilion, Grand Cayman, KY1-1205,190 Elgin Avenue, George Town, Grand Cayman, KY1-9008, Cayman Islands or at such other place as the Board may from time to time decide.

3 The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the Companies Act Law (2004 Revisionas amended) or as the same may be revised from time to time, or any other law of the Cayman Islands.

4 The liability of each Member is limited to the amount from time to time unpaid on such Member's Shares.

6 The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7 Capitalised terms that are not defined in this Third Fourth Amended and Restated Memorandum of Association bear the same meaning as those given in the Articles of Association of the Company.

1

THE COMPANIES ACTLAW (2004 REVISIONAS AMENDED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

THIRD FOURTH AMENDED AND RESTATED

MEMORANDUM AND ARTICLES

OF

ASSOCIATION

OF

GREENLIGHT CAPITAL RE, LTD.

(Adopted by Special Resolution dated [•])

2

TABLE OF CONTENTS

PAGE

1. Interpretation ... 1
2. Board of Directors ... 5
3. Management of the Company ... 5
4. Power to appoint managing director ... 5
5. Power to appoint manager or chief executive officer ... 6
6. Power to authorise specific actions ... 6
7. Power to appoint attorney ... 6
8. Power to delegate to a committee ... 6
9. Power to appoint and dismiss employees ... 7
10. Power to borrow and charge property ... 7
11. Exercise of power to purchase Shares or securities that may be exchanged for or converted to Shares ... 7
12. Election of Directors ... 8
13. Defects in appointment of Directors ... 9
14. Alternate Directors ... 9
15. Removal of Directors ... 9
16. Other vacancies on the Board ... 9
17. Notice of meetings of the Board ... 10
18. Quorum at meetings of the Board ... 10
19. Meetings of the Board ... 10
20. Unanimous written resolutions ... 10
21. Presumption of assent ... 11
22. Contracts and disclosure of Directors' interests ... 11
23. Remuneration of Directors ... 11
24. Other interests of Directors ... 12
25. No minimum shareholding ... 12
26. Officers of the Company ... 12
27. Appointment of Officers ... 12
28. Remuneration of Officers ... 12
29. Duties of Officers ... 12
30. Chairman of meetings ... 12
31. Register of Directors and Officers ... 12
32. Obligations of Board to keep minutes ... 13
33. Indemnification of Directors and Officers of the Company ... 13
34. Notice of annual general meeting ... 14

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35. Notice of extraordinary general meeting 15
36. Accidental omission of notice of general meeting; business to be conducted 15
37. Short notice 15
38. Quorum for general meeting 15
39. Adjournment of meetings 15
40. Attendance at meetings 15
41. No action by consent of members in lieu of meeting 16
42. Attendance of Directors 16
43. Voting at meetings 16
44. Voting list 16
45. Inspectors of elections 17
46. Voting on show of hands 17
47. Decision of chairman 17
48. Demand for a poll 17
49. Seniority of joint holders voting 18
50. Instrument of proxy 19
51. Representation of corporations at meetings 19
52. [Reserved] 20
53. Rights of Shares 20
54. ~~Limitation on voting rights of Controlled Shares.~~[Reserved] 21
55. Power to issue Shares 23
56. Variation of rights and alteration of Share capital 24
57. Registered holder of Shares 24
58. Death of a joint holder 24
59. Share certificates 24
60. Calls on Shares 25
61. Forfeiture of Shares 25
62. Contents of Register of Members 26
63. Determination of record dates 26
64. Instrument of transfer 27
65. Restrictions on transfer 27
66. Transfers by joint holders 27
67. Lien on Shares 28
68. Representative of deceased Member 28
69. Registration on death or bankruptcy 28
70. Declaration of Dividends by the Board 29
71. Deduction of amounts due to the Company 29

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72. Unclaimed Dividends 29
73. Interest on Dividends 29
74. Issue of Dividend Shares 30
75. Records of account 30
76. Financial year end 30
77. Financial statements 30
78. Appointment and remuneration of Auditor 31
79. [Reserved] 31
80. Access to books of the Company 31
81. Report of the Auditor 31
82. Notices to Members of the Company 31
83. Service and delivery of notice 32
84. Seal of the Company 32
85. Benefits 32
86. Insurance 32
87. Limitation on accountability 33
88. Sale of Shares 33
89. Instrument of Transfer 33
90. Proceeds of Sale 33
91. Determination to liquidate 34
92. Winding up/distribution by liquidator 34
93. The Company may by Ordinary Resolution: 34
94. Subject to the provisions of the Statute and the provisions of these Articles as regards the matters to be dealt with by Ordinary Resolution, the Company may by Special Resolution: 34
95. Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of the registered office for the time being of the Company. 35
96. ~~Voting of subsidiary shares~~[Reserved] 35
97. ~~Articles or Articles of Association of certain subsidiaries~~[Reserved] 35
98. Continuation 35
SCHEDULE — FORM A (ARTICLE 61) 36
SCHEDULE — FORM B (ARTICLE 65) 37
SCHEDULE — FORM C (ARTICLE 70) 38
~~SCHEDULE A TO ARTICLES ..... 39~~

iii

INTERPRETATION

1. Interpretation

(1) In these Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

(b) "**Affiliate**" means, with respect to any Person, any Immediate Family Member of such Person or any Person directly or indirectly controlling, controlled by or under common control with such Person, provided that no Member of the Company shall be deemed an Affiliate of another Member solely by reason of an investment in the Company. For purposes of this definition, the term "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities, by contract or otherwise;

(c) "**Articles**" means these articles of association of the Company;

(e) "**Auditor**" means the person for the time being performing the duties of auditor of the Company;

(f) "**Audit Committee**" means the audit committee appointed by the Board in accordance with these Articles, provided that in the event that the Board shall not have appointed an Audit Committee, the Board shall constitute the Audit Committee;

(g) "**Board**" means the board of Directors appointed or elected pursuant to these Articles and acting by resolution in accordance with the Statute and these Articles or the Directors present at a meeting of Directors at which there is a quorum;

(h) "**Business Day**" means any day, other than a Saturday, a Sunday or any day on which banks in the Cayman Islands or New York, New York, United States, are authorised or obligated by law or executive or other order to close;

(i) "**Cause**" means (i) habitual drug or alcohol use which impairs the ability of the Director to perform his/her duties hereunder; (ii) Director's conviction by a court of competent jurisdiction, or a pleading of "no contest" or guilty to a felony or the equivalent if outside the United States; (iii) Director's engaging in fraud, embezzlement or any other illegal conduct with respect to the Company which acts are materially harmful to, either financially, or to the business reputation of, the Company; (iv) Director's wilful failure or refusal to perform his duties as a Director, or (vi) the Director otherwise breaches any material written Company policy regarding the conduct of its Directors and such breach results in material economic or reputational harm to the Company;

(j) "**Certificate of Designation**" shall have the meaning as set forth in Article 53(3).

(m) "**Code**" means the United States Internal Revenue Code of 1986, as amended from time to time, or any Federal statute from time to time in effect that has replaced such statute, and any reference in these Articles to a provision of the Code or a Treasury regulation promulgated thereunder means such provision or regulation as amended from time to time or any provision of a Federal law or any Treasury regulation, from time to time in effect that has replaced such provision or regulation;

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(n) "**Company**" means the above named company;

(o) "**Compensation Committee**" means the compensation committee appointed by the Board in accordance with these Articles, provided that in the event that the Board shall not have appointed a Compensation Committee, the Board shall constitute the Compensation Committee;

(r) "**Directors**" means the directors for the time being of the Company;

(s) "**Dividend**" includes an interim dividend;

(t) "**Electronic Record**" has the same meaning as in the Electronic Transactions Act~~Law~~ (~~2003 Revision~~as amended);

(u) "**Exchange Act**" means the United States Securities Exchange Act of 1934, as amended from time to time, or any federal statute from time to time in effect that has replaced such statute, and any reference in these Articles to a provision of the Exchange Act or a rule or regulation promulgated thereunder means such provision, rule or regulation as amended from time to time or any provision of a federal law, or any federal rule or regulation, from time to time in effect that has replaced such provision, rule or regulation;

(v) "**Fair Market Value**" means (i) if such shares are listed on a securities exchange (or quoted in a securities quotation system), the average closing sale price of the shares on the principal securities exchange (or quotation system) on which such shares are then traded, or, if such shares are not then listed on a securities exchange (or quotation system) but are traded in the over-the-counter market, the average of the latest bid and asked quotations for such shares in such market, in each case for the last five trading days immediately preceding the day on which notice of the repurchase of such shares is sent pursuant to the Memorandum and Articles of Association or (ii) if no such closing sales prices or quotations are available because such shares are not publicly traded or otherwise, the fair market value of such shares shall equal the book value as computed in accordance with United States GAAP less the transaction costs incurred in connection with such repurchase (including internal expenses and reasonable attorneys' fees);

(w) "**GAAP**" means generally accepted accounting principles;

(x) "**general meeting**," "**general meeting of the Company**", "**Extraordinary general meeting**" and "**extraordinary general meeting of the Company**" each means a meeting of the Members of the Company having the right to attend and vote thereat;

(z) "**Immediate Family Member**" means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law or any person (other than a tenant or employee) with whom one shares the household;

(aa) "**Member**" has the same meaning as in the Statute;

(bb) "**Memorandum**" means this memorandum of association of the Company;

(cc) "**Nominating and Governance Committee**" means the nominating and governance committee appointed by the Board in accordance with these Articles, provided that in the event that the Board shall not have appointed an Nominating and Governance Committee, the Board shall constitute the Nominating and Governance Committee;

2

(dd) "**Officer**" means any Person appointed by the Board to hold an office in the Company;

(ee) "**Ordinary Resolution**" means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded, or on a show of hands, regard shall be had to the number of votes to which each Member is entitled by the Articles;

(gg) "**Permitted Transferee**" means any Affiliate of a Member of the Company which has been approved by the Board as a "Permitted Transferee" in writing prior to a Transfer, which approval shall be granted by the Board unless the Board determines, in its sole and absolute discretion, that the applicable Transfer would result in an increased risk of adverse tax, regulatory or legal consequences to the Company, any of its subsidiaries or any of its Members;

(hh) "**Person**" means any individual, company, corporation, firm, partnership, trust or any other business, enterprise, entity or person, whether or not recognised as constituting a separate legal entity;

(ii) "**Preferred Shares**" means the preferred Shares of the Company and includes a fraction of a Preferred Share;

(jj) "**Register of Directors and Officers**" means the Register of Directors and Officers maintained in accordance with Statute and referred to in these Articles;

(kk) "**Register of Members**" means the register maintained in accordance with the Statute and includes (except where otherwise stated) any duplicate Register of Members;

(ll) "**Registrar of Companies**" refers to the Cayman Island government's system of registering and maintaining a record of all companies registered in the Cayman Islands.

(mm) "**Repurchase Notice**" shall have the meaning as set forth in Article 11(1)(d);

(nn) "**Repurchase Price**" shall have the meaning as set forth in Article 11(1)(b);

(oo) "**Secretary**" means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary;

(pp) "**Securities Act**" means the United States Securities Act of 1933, as amended from time to time, or any federal statute from time to time in effect which has replaced such statute, and any reference in these Articles to a provision of the Securities Act or a rule or regulation promulgated thereunder means such provision, rule or regulation as amended from time to time or any provision of a federal law, or any federal rule or regulation, from time to time in effect that has replaced such provision, rule or regulation;

(qq) "**Share**" means any share or any class or series of shares in the share capital of the Company, whether issued and outstanding or not, and includes a fraction of a share;

(rr) "**Special Resolution**" has the same meaning as in the Statute, and includes a unanimous written resolution;

(ss) "**Statute**" means the Companies Act~~Law~~ (~~2004 Revision~~as amended) of the Cayman Islands;

(tt) "**Subsidiary**", with respect to any Person, means a company, more than fifty percent (50%) (or, in the case of a wholly owned subsidiary, one hundred percent (100%)) of the outstanding Voting Shares of which are owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or any such Person and one or more other Subsidiaries;

3

(vv) “**Total Voting Power**” means the total votes attributable to all shares of the Company issued and outstanding;

(ww) “**Transfer**” means any direct or indirect sale, exchange, transfer (including, without limitation, any transfer by gift or operation of law, or any transfer of an economic interest in any derivative security of any security), assignment, distribution or other disposition, or issuance or creation of any option or any voting proxy, voting trust or other transfer of interest, in whole or in part, whether in a single transaction or a series of related transactions and whether voluntarily or involuntarily or by operation of law or at a judicial sale or otherwise;

(xx) “**Transferee**” shall have the meaning as set forth in Schedule Form C for the purposes of that form only.

(yy) “**Underwriting Committee**” means the underwriting committee appointed by the Board in accordance with these Articles, provided that in the event that the Board shall not have appointed an Underwriting Committee, the Board shall constitute the Underwriting Committee;

(zz) “**United States**” and “**U.S.**” each means the United States of America and any territory and political subdivision thereof;

(aaa) “**U.S. Person**” means a “**United States Person**” as defined in Section 7701(a)(30) of the Code;

(bbb) “**Voting Share**” of any Person means any share in such Person conferring voting rights on the holder thereof (other than such voting rights as would exist solely in relation to a proposal to alter or vary the rights attaching to such shares solely upon the future occurrence of a contingency or voting rights attaching solely by virtue of the provisions of the Statute).

(2) In these Articles, where not inconsistent with the context:

(a) words denoting the plural number include the singular number and vice versa;

(b) words denoting the masculine gender include the feminine gender;

(c) words importing persons include companies, associations or bodies of persons whether corporate or not;

(d) the word:

(i) “may” shall be construed as permissive;

(ii) “shall” shall be construed as imperative; and

(e) unless otherwise provided herein words or expressions defined in the Statute shall bear the same meaning in these Articles.

(3) Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words including in the form of an Electronic Record in a visible form.

(4) Headings used in these Articles are for convenience only and are not to be used or relied upon in the construction hereof.

(5) References to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced from time to time.

4

(6) Any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

(7) In these Articles, Section 8 of the Electronic Transactions ActLaw (as amended) shall not apply.

(8) In these Articles, (i) powers of delegation shall not be restrictively construed but the widest interpretation shall be given thereto, (ii) the word “Board” in the context of the exercise of any power contained in these Articles includes any committee consisting of one or more individuals appointed by the Board, manager or agent of the Company to which or, as the case may be, to whom the power in question has been delegated in accordance with these Articles, (iii) no power of delegation shall be limited by the existence of any other power of delegation and (iv) except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any Person who is for the time being authorised to exercise it under these Articles.

POWERS OF THE BOARD

2. Board of Directors

(1) Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by resolution of the Company’s Members, the business of the Company shall be managed by the Board who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of the Board at which a quorum is present may exercise all powers exercisable by the Board.

(2) All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Board shall determine by resolution.

(3) The Board on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

3. Management of the Company

(1) In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by Statute or by these Articles, required to be exercised by the Company in general meeting and the business and affairs of the Company shall be so controlled by the Board, subject, nevertheless, to these Articles, the provisions of any Statute and to such directions as may be prescribed by the Company in general meeting. The Board also may present any declaration in relation to a request to have the Company struck from the Cayman Islands register of companies pursuant to Section 175 of the Statute and make recommendations to the Company’s Members with respect to the winding up or liquidation of the Company.

(2) The Board may procure that the Company pays all expenses incurred in promoting and incorporating the Company.

4. Power to appoint managing director

The Board may from time to time appoint one or more Directors to the office of managing director of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

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5. Power to appoint manager or chief executive officer

The Board may appoint a Person or a body of Persons to act as manager or chief executive officer of the Company's day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

6. Power to authorise specific actions

The Board may from time to time and at any time authorise any Director or Officer, company, firm, Person or body of Persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument in the name and on behalf of the Company.

7. Power to appoint attorney

The Board may from time to time and at any time by power of attorney appoint any company, firm, Person or body of Persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Articles and for such period (or for unspecified length of time)) and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney.

8. Power to delegate to a committee

The Board may delegate any of its powers, authorities and discretion to a committee, as it deems necessary, appointed by the Board (and the Board may appoint alternative committee members or authorise the committee members to appoint their own alternates), which shall consist of Directors and every such committee shall conform to such directions as the Board shall impose on them. Any such appointment may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of their own powers and may be revoked or altered. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying. The meetings and proceedings of any such committee shall be governed by the Articles, so far as the same are applicable and are not superseded by directions imposed by the Board. Without limiting the foregoing, such committees may include:

(a) an Audit Committee, which shall, among other things, have direct authority to: (i) appoint the independent Auditors of the Company and the Company's Subsidiaries on behalf of the Board, subject to the powers of the Members; (ii) set compensation for, subject to Article 79, and oversee the work of independent Auditors of the Company and the Company's Subsidiaries; (iii) adopt procedures for receiving accounting complaints and anonymous submissions from the employees of the Company or the Company's Subsidiaries regarding questionable accounting practices; (iv) establish pre-approval procedures for all audit and non-audit services provided by the independent Auditors, or any of their Affiliates, to the Company or the Company's Subsidiaries; and (v) establish an internal audit function of the Company and the Company's Subsidiaries;

(b) a Compensation Committee, which shall, among other things, establish and review the compensation policies and procedures of the Company and the Company's Subsidiaries and make recommendations to the Board with respect to compensation of Officers and Directors, and set the compensation of other employees subject to Article 9;

(c) an Underwriting Committee, which shall, among other things, establish, review and monitor the underwriting policies of the Company's Subsidiaries or other companies associated with the Company, review underwriting decisions, monitor any appointed underwriting services provider, advise the Board with respect to actuarial services, review actuarial decisions, monitor any provider of actuarial services and otherwise monitor the risks insured or reinsured by the Company's Subsidiaries or other companies associated with the Company; and

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(d) In the event that the Company or its assignee(s) determines to purchase any such Shares (or securities that may be exchanged for or converted to Shares) subject to this Article 11, the Company shall provide each Person concerned with written notice of such determination (a "Repurchase Notice") at least seven (7) calendar days prior to such purchase or such shorter period as each such Person may authorise, specifying the date on which any such Shares are to be purchased and the Repurchase Price. The Company may revoke the Repurchase Notice at any time before it (or its assignee(s)) pays for the Shares (or securities that may be exchanged for or converted to Shares). Neither the Company nor its assignee(s) shall be obliged to give general notice to the Members of any intention to purchase or the conclusion of any purchase of Shares (or securities that may be exchanged for or converted to Shares) of the Company. Payment of the Repurchase Price by the Company or its assignee(s) shall be by wire transfer or certified check and made at a closing to be held no less than seven (7) calendar days, unless such Person agrees to a shorter period, after receipt of the Repurchase Notice by the Member.

(2) Subject to the provisions of the Statute and to this Article 11 and to Article 55, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company.

(3) The Company may make a payment in respect of the redemption or purchase of its own Shares (or securities that may be exchanged for or converted to Shares) in any manner permitted by the Statute, including out of capital.

12. Election of Directors

(1) The Board shall be elected annually for a term of appointment that shall end at the conclusion of the annual general meeting following the one at which they were appointed. The Board shall consist of not less than five (5) and not more than twenty-one (21) Directors, the exact number to be determined from time to time by resolution adopted by the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the Directors then in office; provided, however, that if no such resolution shall be in effect the number of Directors shall be five (5) Directors. Any increase in the size of the Board pursuant to this Article 12(1) shall be deemed to be a vacancy and may be filled in accordance with Article 16 hereof. Directors shall be elected, except in the case of a vacancy (as provided for in Article 15 or 16, as the case may be), by the Members in the manner set forth in paragraph (2) of this Article 12 at an annual general meeting or any extraordinary general meeting called for the purpose.

(2) Subject to the terms of any class or series of Shares issued by the Company, no Person shall, unless recommended by the Board or a committee thereof, be eligible for election as a Director at any general meeting unless not less than 120 days before the date appointed for the meeting there shall have been lodged at the Company notice in writing signed by not less than 10 Members holding Shares representing at least 50% of the voting rights attached to all of the issued and outstanding Shares entitled to vote at the meeting for which such notice is given of their intention to propose such person for election and also notice in writing signed by the person to be proposed of his or her willingness to be elected. Each such notice shall also include (i) the names and addresses, as they appear in the Register of Members, of the Members who intend to make the nomination and of the person or persons to be nominated, (ii) a representation that the Members are holders of record of Shares entitled to vote at such meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iii) the class and number of Shares which are beneficially owned by the Members, (iv) a description of all arrangements or understandings between the Members and each nominee and any other Person or Persons in respect of whom nominations are to be made by the Members and (v) such other information regarding each nominee proposed by such Members as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act, whether or not the Company is then subject to such regulation. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a Director if elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

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13. Defects in appointment of Directors

All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as an alternate Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14. Alternate Directors

(2) An alternate Director shall be entitled to receive notice of all meetings of Directors and of all meetings of committees of the Board of which his appointor is a member, to attend and vote at every such meeting at which the Director appointing him is not personally present, and generally to perform all the functions of his appointor as a Director in his absence.

(3) An alternate Director shall cease to be an alternate Director if his appointor ceases to be a Director.

(4) Any appointment or removal of an alternate Director shall be by notice to the Company signed by the Director making or revoking the appointment or in any other manner approved by the Board.

(5) An alternate Director shall be deemed for all purposes to be a Director and shall alone be responsible for his own acts and defaults and shall not be deemed to be the agent of the Director appointing him.

15. Removal of Directors

(1) Subject to any provision to the contrary in these Articles, removal of a Director of the Company for Cause requires the affirmative vote of not less than 50% of the Total Voting Power cast at a meeting at which a quorum is present provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 60 days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for such Director's removal. Members shall not be entitled to remove a Director pursuant to this Article 15(1) other than for Cause.

(2) A vacancy on the Board created by the removal of a Director under the provisions of subparagraph (1) of this Article may be filled by a person nominated by Ordinary Resolution and, in the absence of such election or appointment, the Board may fill the vacancy in accordance with Article 16. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director's successor is elected or appointed or such Director's office is otherwise vacated.

16. Other vacancies on the Board

(1) The Board shall have the power from time to time and at any time to appoint any person as a Director to fill a vacancy on the Board occurring as the result of an increase in the size of the Board pursuant to Article 12(1), the death, disability, disqualification, resignation or removal of any Director or if such Director's office is otherwise vacated. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director's successor is elected or appointed or such Director's office is otherwise vacated. The Board shall also have the power from time to time to fill any vacancy left unfulfilled at a general meeting.

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(2) The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Articles as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may, notwithstanding that the number of Directors is below the number fixed by or in accordance with these Articles as the quorum or that there is only one continuing Director, act for the purpose of (i) filling vacancies on the Board, (ii) summoning a general meeting of the Company or circulating a proposed written resolution of the Members and (iii) preserving the assets of the Company.

(3) The office of Director shall be deemed to be vacated if the Director:

(a) is removed from office pursuant to these Articles or is prohibited from being a Director by law;

(b) is or becomes bankrupt or makes any arrangement or composition with his creditors generally;

(c) is or becomes disqualified, of unsound mind or dies;

(d) resigns his or her office by notice in writing to the Company.

17. Notice of meetings of the Board

(1) A Director may, and the Secretary on the requisition of a majority of the Directors shall, at any time summon a meeting of the Board. Notice of a meeting of the Board must be provided at least two (2) days in advance of such meeting, and must state the date, time, place (which shall not be in the United States) and the general nature of the business to be considered at the meeting unless the Directors unanimously agree to waive notice of such meeting (either at, before or after the meeting is held).

(2) Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, electronic mail, facsimile or other mode of representing words in a visible form at such Director's last known address or any other address given by such Director to the Company for this purpose.

18. Quorum at meetings of the Board

(1) The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors then in office, provided that at least two Directors are present in person or by teleconference. A person who holds office only as an alternate Director shall, if his appointor is not present, be counted in the quorum.

(2) The continuing Directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number, summoning a general meeting of the Company and preserving the assets of the Company, but for no other purpose.

19. Meetings of the Board

(1) Subject to the provisions of these Articles, the Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

(2) Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting; provided, however, that no Director may participate in any meeting of the Board while physically present in the United States or its territories.

(3) A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

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20. Unanimous written resolutions

A resolution in writing signed by all the Directors which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution, provided that no such resolution shall be valid unless the last signature of a Director is affixed outside the United States (but, notwithstanding Article 19(2), a Director who is not the last Director to sign may sign a resolution in writing even though he or she is in the United States). Such resolution shall be deemed to be adopted as an act of the Board, at the place where, and at the time when, the last signature of a Director is affixed thereto.

21. Presumption of assent

A Director of the Company who is present at a meeting of the Board at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

22. Contracts and disclosure of Directors' interests

(1) Any Director, or any Person associated, related or affiliated with whom any Director is associated, may act in a professional capacity for the Company and such Director or such Person shall be entitled to remuneration for professional services as if such Director were not a Director, provided that nothing herein contained shall authorise a Director or Director's firm, partner or such company to act as Auditor of the Company.

(2) A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Board may determine.

(3) A Director or alternate Director of the Company may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as Member or otherwise, and no such Director or alternate Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

(4) No person shall be disqualified from the office of Director or alternate Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or alternate Director shall be in any way interested be or be liable to be avoided, nor shall any Director or alternate Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or transaction by reason of such Director holding office or of the fiduciary relation thereby established. A Director (or his alternate Director in his absence) shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director or alternate Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

(5) A general notice that a Director or alternate Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

23. Remuneration of Directors

(1) The remuneration and benefits (if any) of the Directors, including without limitation, participation in any share option or incentive plan and loans shall be determined by the Board and shall be deemed to accrue from day to day.

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The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

(2) The Board may award special remuneration and benefits to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or attorney to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.

24. Other interests of Directors

A Director may be or become a director or other officer of or otherwise interested in any company or Person promoted by the Company or in which the Company may be interested as member or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him or her as a director or officer of, or from his or her interest in, such other company or Person.

25. No minimum shareholding

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.

OFFICERS

26. Officers of the Company

The Officers of the Company may consist of any of the following Officers: a chairman, a president and one or more vice presidents, a Secretary and such additional Officers, as the Board may from time to time determine all of whom shall be deemed to be Officers for the purposes of these Articles. Subject to compliance with any requirement of the Statute, the same individual may hold two (2) or more offices in the Company.

27. Appointment of Officers

The Secretary and additional Officers, if any, shall be appointed by the Board from time to time.

28. Remuneration of Officers

The Officers shall receive such remuneration and benefits as the Board may determine from time to time in accordance with their employment contracts or otherwise.

29. Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

30. Chairman of meetings

Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the chairman, if there be one, and if not, the president shall act as chairman at all meetings of the Members and of the Board at which such person is present. In their absence, the vice president, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

31. Register of Directors and Officers

The Company shall keep at the registered office for the time being of the Company a register containing the names and addresses of its Directors and Officers, and shall send to the Registrar of Companies in the Cayman Islands a

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copy of such register, and shall, within thirty days notify the Registrar of Companies of the Cayman Islands of any change which takes place in such Directors or Officers.

MINUTES

32. Obligations of Board to keep minutes

(1) The Company shall cause minutes of all resolutions and proceedings of its Members, whether at general meetings or otherwise, and of its Directors or managers (where there are managers), whether at meetings or otherwise, to be duly kept in writing.

(2) Any minutes of a general meeting of the Company or a meeting of the Directors or managers (if any), if purporting to be signed by the chairman of the meeting, or by the chairman of the next succeeding meeting, shall be received as evidence of the proceedings at that meeting; and until the contrary is proved, every general meeting of the Company or meeting of the Directors or managers in respect of the proceedings of which minutes have been so made, shall be deemed to have been duly held and convened and all resolutions passed thereat, or proceedings had, to have been duly passed and had, and all appointments of Directors, Officers, managers or liquidators shall be deemed to be valid, and all acts done by such Directors, Officers, managers and liquidators shall be valid, notwithstanding any defect that may afterwards be discovered in their appointments or qualifications.

INDEMNITY

33. Indemnification of Directors and Officers of the Company

(1) The Directors, Secretary and other Officers (such term to include, for the purposes of Article 33, any person appointed to any committee by the Board) and employees and agents of the Company who have acted or are acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) who has acted or is acting in relation to any of the affairs of the Company, and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted (actual or alleged) in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, provided, that, this indemnity shall not extend to any matter in respect of any willful negligence, willful default, fraud or dishonesty which may attach to any of said persons.

(2) Any indemnification under this Article 33, unless ordered by a court, shall be made by the Company only as authorised in the specific case upon a determination that indemnification of such Person is proper in the circumstances because such Person has met the applicable standard of conduct set forth in paragraph (1) of this Article 33. Such determination shall be made (i) by the Board by a majority vote of disinterested Directors or (ii) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion or (iii) by the Members. The Company may purchase and maintain insurance to protect itself and any Director, Officer or other Person entitled to indemnification pursuant to this Article 33, to the fullest extent permitted by law.

(3) Expenses (including, without limitation, attorneys' fees) actually and reasonably incurred by any Director, Secretary, other Officer or employee of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding or threat thereof for which indemnification is sought pursuant to paragraph (1) of this Article 33 shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Person to repay such amount if it shall be ultimately determined that such Person is not entitled to be indemnified by the Company as authorised in these Articles or otherwise pursuant to applicable law; provided, that if it is determined by either (i) a majority vote of

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Directors who were not parties to such action, suit or proceeding or (ii) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion, that there is no reasonable basis to believe that such Person is entitled to be indemnified by the Company as authorised in these Articles or otherwise pursuant to applicable law, then no expense shall be advanced in accordance with this paragraph (3) of this Article 33. Such expenses (including attorneys' fees) incurred by agents of the Company may be paid upon the receipt of the aforesaid undertaking and such terms and conditions, if any, as the Board deems appropriate.

(4) The indemnification and advancement of expenses provided in these Articles shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may now or hereafter be entitled under any statute, agreement, vote of Members or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(5) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 33 shall, unless otherwise provided when authorised or ratified, continue as to a Person who has ceased to hold the position for which such Person is entitled to be indemnified or advanced expenses and shall inure to the benefit of the heirs, executors and administrators of such a Person.

(6) No amendment or repeal of any provision of this Article 33 shall alter, to the detriment of any Person, the right of such Person to the indemnification or advancement of expenses related to a claim based on an act or failure to act which took place prior to such amendment, repeal or termination.

MEETINGS

34. Notice of annual general meeting

(1) All general meetings other than annual general meetings shall be an extraordinary general meetings.

(2) The Company shall hold an annual general meeting of its Members once every financial year.

(3) Any annual general meeting of the Company shall be held at such time and place (which shall not be in the United States) as the president or the chairman or any two Directors or any Director and the Secretary or the Board shall decide. At least five (5) days' notice of such meeting shall be given to each Member entitled to vote thereat as at the relevant record date determined pursuant to Article 63 stating the date, place (which shall not be in the United States) and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

(4) Notwithstanding any other provision of these Articles, in addition to any other applicable requirements, in order for a resolution to be properly moved by Members in accordance with the Statute and these Articles at an annual general meeting of Members where such business is not brought by or at the direction of the Board, such resolution may be introduced by such Members at such meeting only as long as such notice of a Member proposal is given by such Members to the Secretary of the Company at the Company's registered office not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual general meeting; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the Member to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company setting forth as to each matter such Members propose to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (b) the name and record address of such Member; (c) the class or series and the number of Shares of capital stock of the Company which are owned beneficially or of record by such shareholder; (d) a description of all arrangements and understandings between such Member and any other person (including his or her name and address) in connection with the proposal of such business by such Member and any material interest of such Member in such business; and (e) a representation that such Member intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. The chairman of an annual general meeting may, if the

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facts warrant, determine and declare that any business was not properly brought before the meeting and such business will not be transacted.

35. Notice of extraordinary general meeting

The Board may convene an extraordinary general meeting of the Company whenever in their judgement such a meeting is necessary, upon not less than five (5) days' notice to each Member entitled to vote thereat as at the relevant record date determined pursuant to Article 63 which shall state the date, time, place (which shall not be in the United States) and the general nature of the business to be considered at the meeting.

36. Accidental omission of notice of general meeting; business to be conducted

(1) The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any Person entitled to receive notice shall not invalidate the proceedings at that meeting.

(2) Business to be brought before a general meeting of the Company must be specified in the notice of the meeting. Only business that the Board has determined can be properly brought before a general meeting in accordance with these Articles and applicable law shall be conducted at any general meeting, and the chairman of the general meeting may refuse to permit any business to be brought before such meeting that has not been properly brought before it in accordance with these Articles and applicable law.

37. Short notice

Subject to the terms of any class or series of Shares issued by the Company, a general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Articles, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than 95% in par value of the Shares giving a right to attend and vote thereat in the case of an extraordinary general meeting.

38. Quorum for general meeting

At any general meeting of the Company two or more persons present in person and representing in person or by proxy in excess of 50% of the total issued and outstanding voting Shares in the Company as at the relevant record date determined pursuant to Article 63 throughout the meeting shall form a quorum for the transaction of business, provided, however, that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time. If within a half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. Unless the meeting is so adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Articles. No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business and continues throughout the meeting, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman of the meeting which shall not be treated as part of the business of the meeting.

39. Adjournment of meetings

The chairman of a general meeting may, with the consent of 50% of the Members present in person or by proxy at any general meeting whether or not a quorum is present (and shall if so directed by the Meeting), adjourn the meeting. Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Articles with respect to an extraordinary general meeting of the Company.

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40. Attendance at meetings

Members may participate in any meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting, provided, however, that no Member may participate in any general meeting while that Member (or, if any Member is an entity, its representative) is physically present in the United States or its territories.

41. No action by consent of members in lieu of meeting

Any action required or permitted to be taken by Members of the Company must be effected at a duly called annual or extraordinary general meeting of the Company and may not be effected by written consent in lieu of a meeting.

42. Attendance of Directors

The Directors of the Company shall be entitled to receive notice of and to attend and be heard at any general meeting.

43. Voting at meetings

(1) Subject to the provisions of the Statute and these Articles, any question proposed for the consideration of the Members at any general meeting shall be decided by Ordinary Resolution in accordance with the provisions of these Articles and in the case of an equality of votes the resolution shall fail.

(4) [Reserved]

(6) No Member shall be entitled to vote at any general meeting or at any separate meeting of the holders of a class of Shares unless such Member has paid all the calls on all Shares held by such Member.

44. Voting list

The Secretary shall prepare, or shall cause the officer or agent who has charge of the Register of Members of the Company to prepare, at least 10 days before every annual general meeting of the Company, a complete list of the

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Members of record entitled to vote thereat arranged in alphabetical order and showing the address and the number of shares registered in the name of each Member. Nothing contained in this Article shall require the Company to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any Member, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Company. In the event that the Company determines to make the list available on an electronic network, the Company may take reasonable steps to ensure that such information is available only to Members of the Company. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Member who is present. If a meeting is to be held solely by means of remote communication, the list shall be open to the examination of any Member during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The Register of Members shall be the only evidence as to who are the Members entitled to examine the list required by this Article or to vote in person or by proxy at any general meeting.

45. Inspectors of elections

The Board may appoint one or more persons as inspectors of election, who may be employees of the Company or otherwise serve the Company in other capacities, to act at any general meeting of the Company where a vote is taken by a poll pursuant to Article 48, or any other general meeting or adjournment thereof and to make a written report thereof. The Board may appoint one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each by reference to the Register of Members as at the relevant record date determined pursuant to Article 63; determine the number of shares present in person or represented by proxy at the meeting; determine the existence of a quorum; determine the validity of proxies and ballots; count all votes and ballots and report the results; hear and determine and retain for a reasonable period a record of the disposition of any challenges arising in connection with the right to vote or made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The determination and decision of the inspector shall be final and binding.

46. Voting on show of hands

At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached to any class of Shares and subject to the provisions of these Articles, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to that number of votes prescribed by the Ordinary Shares held by such Member and shall cast such votes by raising his or her hand.

47. Decision of chairman

At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Articles, be conclusive evidence of that fact.

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48. Demand for a poll

(1) At any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Articles), a poll may be demanded by any of the following persons:

(a) the chairman of such meeting; or

(b) any one Member present in person or represented by proxy.

The demand for a poll may be withdrawn by such person that made the demand.

(3) A poll demanded in accordance with the provisions of subparagraph (1) of this Article, for the purpose of electing a chairman of the meeting or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the chairman (or acting chairman) may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

(4) Where a vote is taken by poll, each Person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. The Board may appoint one or more inspectors to act at any general meeting where a vote is taken by a poll.

49. Seniority of joint holders voting

(1) In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

(2) A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by his committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

(3) No person shall be entitled to vote at any general meeting or at any separate meeting of the holders of a class of Shares unless he is registered as a Member on the record date for such meeting.

(4) No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time shall be referred to the chairman whose decision shall be final and conclusive.

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(5) On a poll or on a show of hands votes may be cast either personally or by proxy. A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall state which proxy is entitled to vote on a show of hands.

(6) A Member holding more than one Share need not cast the votes in respect of his Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing him, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which he is appointed either for or against a resolution and/or abstain from voting.

50. Instrument of proxy

(1) Every Member entitled to vote has the right to do so either in person or by one or more Persons authorised by a written proxy executed and delivered in accordance with these Articles. The instrument appointing a proxy shall be in writing under the hand of the appointor or of his or her attorney authorised by him or her in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same.

(2) Any Member may appoint one or more Persons a standing proxy or (if a corporation) a standing representative by depositing at the registered office for the time being of the Company, or at such place or places as the Board may otherwise specify for the purpose, a proxy or (if a corporation) a written authorisation. Such proxy or authorisation shall be valid for all general meetings and adjournments thereof or, resolutions in writing, as the case may be, until notice of revocation is received at the registered office for the time being of the Company, or at such place or places as the Board may otherwise specify for the purpose. Where a standing proxy or authorisation exists, its operation shall be deemed to have been suspended at any general meeting or adjournment thereof at which the Member is present or in respect to which the Member has specially appointed a proxy or representative. The Board may from time to time require such evidence as it shall deem necessary as to the due execution and continuing validity of any such standing proxy or authorisation and the operation of any such standing proxy or authorisation shall be deemed to be suspended until such time as the Board determines that it has received the requested evidence or other evidence satisfactory to it. A Person so authorised as a representative of a corporation shall be entitled to exercise the same power on behalf of the grantor of the authority as the grantor could exercise if it were an individual Member and the grantor shall for the purposes of these Articles be deemed to be present in person at any such meeting if the Person so authorised is present at the meeting.

(3) Subject to paragraph (2) of this Article 50, the instrument appointing a proxy together with such other evidence as to its due execution as the Board may from time to time require shall be delivered at the registered office for the time being of the Company (or at such place or places as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a written resolution, in any document sent therewith) not less than 24 hours or such other period as the Board may determine, prior to the holding of the relevant meeting or adjourned meeting at which the individual named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll and in default the instrument of proxy shall not be treated as valid.

(4) Instruments of proxy shall be in any common form or other form as the Board may approve and the Board may, if it thinks fit, send out with the notice of any meeting forms of instruments of proxy for use at that meeting. The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll or amendment of a resolution put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy shall unless the contrary is stated therein be valid as well for any adjournment of the meeting as for the meeting to which it relates.

(5) A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the instrument of proxy or of the authority under which it was executed, provided, that no intimation in writing of such death, insanity or revocation shall have been received by the Company at the registered office for the time being of the Company (or such other place as may be specified for the delivery of instruments of proxy in the notice convening the meeting or other documents sent therewith) at least one hour before the commencement of the meeting or adjourned meeting, or the taking of the poll at which the instrument of proxy is used.

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51. Representation of corporations at meetings

A corporation which is a Member may, by written instrument, authorise one or more Persons as it thinks fit to act as its representative at any meeting of the Members and the Person or Persons so authorised shall be entitled to exercise the same powers on behalf of the corporation which such Person or Persons represent as that corporation could exercise if it were an individual Member. Such corporation shall for the purposes of these Articles be deemed to be present in person at any such meeting if a Person so authorised is present at the meeting. Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any Person to attend and vote at general meetings on behalf of a corporation which is a Member.

52. [Reserved]

SHARE CAPITAL AND SHARES

53. Rights of Shares

(a) be entitled to share equally Share for Share in Dividends (whether payable in cash, property or securities of the Company) as the Board may from time to time declare;

(b) in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of an amalgamation, reorganisation or otherwise or upon any distribution of share capital and surplus to share equally and ratably in the assets of the Company, if any, remaining after the payment of all debts and liabilities of the Company and the liquidation preference of any issued and outstanding Preferred Shares; and

(c) generally to enjoy all of the rights attaching to Shares.

(3) The Board is authorised, subject to limitations prescribed by law, to issue Preferred Shares in classes or series, to establish from time to time the number of Preferred Shares to be included in each such class or series, and to fix the designation, powers, preferences redemption provisions, restrictions and rights to the Preferred Shares of each such class or series and the qualifications, limitations or restrictions thereof. The terms of any class or series of Preferred Shares shall be set forth in a Certificate of Designation in the minutes of the Board authorising the issuance of such Preferred Shares and such Certificate of Designations shall be attached as an exhibit to these Articles, but shall not form part of these Articles, and may be examined by any Member on request. The rights attaching to any Ordinary Share or other Share shall be deemed not to be altered by the allotment of any Preferred Share even if such Preferred Share does or will rank in priority for payment of a Dividend or in respect of capital or surplus or which confer on the holder thereof voting rights more favourable than those conferred by such Ordinary Share and shall not otherwise be deemed to be altered by the creation or issue of further Shares ranking pari passu therewith.

Notwithstanding the foregoing provisions of this Article, the restrictions of this Article ~~55~~53(3) shall not apply to the issuance of shares to a Person acting as an underwriter in the ordinary course of its business, Depositary Trust Company, Cede & Co., a brokerage firm holding shares on behalf of its client or any other entity performing a similar function.

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(4) The authority of the Board with respect to each class or series of Preferred Shares shall include, but not be limited to, determination of the following:

(a) the number of Preferred Shares constituting that class or series and the distinctive designation of that class or series;

(b) the rate of Dividend, and whether (and if so, on what terms and conditions) Dividends shall be cumulative (and if so, whether unpaid dividends shall compound or accrue interest) or shall be payable in preference or in any other relation to the Dividends payable on any other class or classes of Shares or any other class or series of the Preferred Shares;

(c) whether that class or series shall have voting rights in addition to the voting rights provided by law and, if so, the terms and extent of such voting rights, provided that if the Preferred Shares shall have voting rights, such Preferred Shares shall be included in the number of Voting Shares of the Company held by any Person for the purposes of Article 53(2) hereof;

(d) whether such Preferred Shares may be redeemed and, if so, the terms and conditions on which they may be redeemed (including, without limitation, the dates upon or after which they may be redeemed and the price or prices at which they may be redeemed, which price or prices may be different in different circumstances or at different redemption dates);

(e) whether such Preferred Shares shall be issued with the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange (including, without limitation the price or prices or the rate or rates of conversion or exchange or any terms for adjustment thereof);

(f) the amounts, if any, payable upon such Preferred Shares in the event of voluntary liquidation, dissolution or winding up of the Company in preference of Shares of any other class or series and whether such Preferred Shares shall be entitled to participate generally in distributions on the Ordinary Shares under such circumstances; and

(g) any other relative rights, preferences, limitations and powers of that class or series.

(5) The rights attaching to any Preferred Shares, or any class or series of Preferred Shares, shall be deemed not to be altered by the allotment of any other class or series of Preferred Shares even if such class or series does or will rank in priority for payment of a Dividend or in respect of capital or surplus or which confer on the holder thereof voting rights more favourable than those conferred by such existing Preferred Shares or class or series of Preferred Shares and shall not otherwise be deemed to be altered by the creation or issue of further Shares ranking pari passu therewith.

54. ~~Limitation on voting rights of Controlled Shares.~~[Reserved]

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55. Power to issue Shares

(1) Subject to the provisions of these Articles and to any rights attaching to issued and outstanding Shares, the unissued Shares (whether forming part of the original share capital or any increased share capital) shall be at the disposal of the Board, which may issue, offer, allot, grant options over, exchange or otherwise dispose of Shares or options warrants or other rights to purchase Shares or securities convertible into or exchangeable for Shares (including any employee benefit plan providing for the issuance of Shares or options, warrants or other rights in respect thereof), at such times, for such consideration and on such terms and conditions as it may determine (including, without limitation, such preferred or other special rights or restrictions with respect to Dividend, voting, liquidation or other rights of the Shares as may be determined by the Board). The Board may issue Shares as a new or existing class or series of Shares.

(2) The Company shall not issue Shares to bearer.

(3) At the discretion of the Board, the Company shall not issue any Shares in a manner that the Board believes would cause, by reason of such issuance, the total Ordinary Shares of any Person to equal or exceed nine and nine-tenths percent (9.9%) of the total of Ordinary Shares of the Company then issued and outstanding.

Notwithstanding the foregoing provisions of this Article, the restrictions of this Article 55(3) shall not apply to any issuance of Shares to a person acting as an underwriter in the ordinary course of its business, purchasing such Shares pursuant to a purchase agreement to which the Company is a party, for resale.

(4) The Board shall, in connection with the issue of any Share, have the power to pay such commission and brokerage as may be permitted by law.

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(5) The Company may from time to time do any one or more of the following things:

(a) issue partly paid Shares;

(b) accept from any Member the whole or a part of the amount remaining unpaid on any Shares held by such Member, although no part of that amount has been called up;

(c) pay Dividends in proportion to the amount paid up on each Share; and

(d) issue Shares in fractional denominations and deal with such fractions to the same extent as its whole Shares and Shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole Shares including (but without limiting the generality of the foregoing) the right to vote, to receive Dividends and distributions and to participate in a winding up.

56. Variation of rights and alteration of Share capital

(1) Subject to the provisions of the Statute any Preferred Shares may be issued or converted into Ordinary Shares that, at a determinable date or at the option of the Company, are able to be redeemed on such terms and in such manner as the Company before the issue or conversion may by resolution of the Members determine.

(2) While the share capital is divided into different classes of Shares, the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued and outstanding Shares of that class or with the sanction of a Special Resolution cast at a separate general meeting of the holders of the Shares of that class. The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

(3) The Company may from time to time by resolution of the Company in general meeting alter the conditions of its Memorandum and accordingly may change the currency denomination of, increase, alter or reduce its share capital in accordance with the provisions of Section 13 of the Statute. Where, on any alteration of share capital, fractions of Shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit including, without limiting the generality of the foregoing, the issue to Members, as appropriate, of fractions of Shares and/or arranging for the sale or Transfer of the fractions of Shares of Members.

57. Registered holder of Shares

(1) The Company shall be entitled to treat the registered holder of any Share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such Share on the part of any other person.

(2) Any Dividend, interest or other moneys payable in cash in respect of Shares may be paid by cheque or draft sent through the post directed to the Member at such Member's address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any Shares any one can give an effectual receipt for any Dividend paid in respect of such Shares.

58. Death of a joint holder

(1) Where two or more persons are registered as joint holders of a Share or Shares then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said Share or Shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

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(2) The Company may, in so far as the Statute permits, pay a commission to any person in consideration of his subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares of the Company. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.

59. Share certificates

(1) A Member shall only be entitled to a share certificate if the Board resolves that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Board may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Board. The Board may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for Transfer shall be cancelled and subject to these Articles no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

(2) The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom such Shares have been allotted.

(3) The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them. If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Board may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

60. Calls on Shares

(1) Subject to the terms of the allotment, with respect to any Shares which are not fully paid (whether in respect of par value or premium), the Board may from time to time make such calls as it thinks fit upon the Members in respect of any monies unpaid on the Shares allotted to or held by such Members and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The joint holders of any such Share shall be jointly and severally liable to pay all calls in respect thereof. A call may be revoked or postponed as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent Transfer of the Shares in respect of which the call was made.

(2) A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

(3) An amount payable in respect of a Share on allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call.

(4) The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

(5) The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by him, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

(6) No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend declared in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

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61. Forfeiture of Shares

(1) If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any Share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward to such Member a notice in the form, or as near thereto as circumstances admit, of Form "A" in the Schedule hereto.

(2) If the requirements of such notice are not complied with, any such Share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect. Such forfeiture shall include all Dividends or other monies declared payable in respect of the forfeited Share and not paid before the forfeiture.

(3) A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Board thinks fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Board thinks fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Board may authorise some person to execute an instrument of transfer of the Share in favour of that person.

(4) A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of those Shares together with interest, but his liability shall cease if and when the Company shall have received payment in full of all monies due and payable by him in respect of those Shares.

(5) A certificate in writing under the hand of one Director or officer of the Company that a Share has been forfeited on a specified date shall be conclusive evidence of the fact as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is disposed of shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

(6) The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

REGISTER OF MEMBERS

62. Contents of Register of Members

The Board shall maintain or cause to maintain the Register of Members in accordance with Statute and in particular shall enter therein the following particulars:

(1) the name and address of each Member, the number and, where appropriate, the class of Shares held by such Member;

(2) the date on which each person was entered in the Register of Members; and

(3) the date on which any person ceased to be a Member.

63. Determination of record dates

Notwithstanding any other provision of these Articles, the Board may fix any date as the record date for:

(1) determining the Members entitled to receive any Dividend;

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(2) determining the Members entitled to receive notice of and to vote at any general meeting of the Company (and the Board may determine a different record date for any adjournment or postponement thereof);

(3) determining the Members entitled to execute a resolution in writing; and

(4) determining the number of issued and outstanding Shares for or in connection with any purpose.

(5) If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend, the date on which notice of the meeting is sent or the date on which the resolution of the Board declaring such Dividend is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

TRANSFER OF SHARES

64. Instrument of transfer

(1) An instrument of transfer shall be in the form or as near thereto as circumstances admit of Form "B" in the Schedule hereto or in such other common form as the Board may accept. Such instrument of transfer shall be signed by or on behalf of the transferor and transferee provided that, in the case of a fully paid Share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such Share until the same has been transferred to the transferee in the Register of Members.

(2) Shares are freely transferable. However, if a lien exists on the Shares or if, according to the Board's judgment, such Transfer would result in an increased risk of adverse tax, regulatory or legal consequences to the Company, a Subsidiary of the Company, or a Member of the Company, the Board may refuse to register a Transfer of Shares. If the Board refuses to register a Transfer it shall notify the transferor and transferee within one month of such refusal. The Board may not refuse to register a transfer of Shares other than as described in this Article 65(3).

65. Restrictions on transfer

(1) Subject to the Statute, this Article 65 and such other of the restrictions contained in these Articles and elsewhere as may be applicable, and except, in the case of any Shares other than the Ordinary Shares, as may otherwise be provided by the terms of the issuance thereof, any Member may sell, assign, Transfer or otherwise dispose of Shares of the Company at the time owned by it and, upon receipt of a duly executed form of transfer in writing, the Board shall, subject to this Article 65 procure the timely registration of the same.

(3) The Board may, in its absolute and unfettered discretion, decline to register the Transfer of any Shares if the Board has reason to believe (i) that such Transfer may expose the Company, any Subsidiary thereof, any Member or any Person ceding insurance to the Company (if so licensed) or any such Subsidiary (if so licensed) to adverse tax or regulatory treatment in any jurisdiction or (ii) that registration of such Transfer under the Securities Act or under any "blue sky" or other United States state securities laws or under the laws of any other jurisdiction is required and such registration has not been duly effected (provided, however, that in this case (ii) the Board shall be entitled to request and rely on an opinion of counsel to the transferor or the transferee, in form and substance satisfactory to the Board, that no such approval or consent is required and no such violation would occur, and the Board shall not be obligated to register any Transfer absent the receipt of such an opinion).

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(4) The registration of Transfers may be suspended at such time and for such periods as the Board may from time to time determine; provided, however, that such registration shall not be suspended for more than forty-five (45) days in any period of three hundred and sixty five (365) consecutive days.

66. Transfers by joint holders

The joint holders of any Share or Shares may Transfer such Share or Shares to one or more of such joint holders, and the surviving holder or holders of any Share or Shares previously held by them jointly with a deceased Member may Transfer any such Share to the executors or administrators of such deceased Member.

67. Lien on Shares

(1) The Company shall have a first and paramount lien and charge on all Shares (whether fully paid-up or not or whether subject to a condition or contingency) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not or whether subject to a condition or contingency) by such Member or his or her estate, either alone or jointly with any other Person, whether a Member or not, but the Board may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a Transfer of any such Share shall operate as a waiver of the Company's lien (if any) thereon. The Company's lien (if any) on a Share shall extend to all Dividends or other monies payable in respect thereof.

(2) The Company may sell or purchase, in such manner and on such terms (including price) as the Board think fit, any Shares on which the Company has a lien, but no sale or purchase shall be made unless a sum in respect of which the lien exists is then presently payable, nor until the expiration of fourteen days after a notice in writing stating and demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the relevant Member, or the Person, of which the Company has notice, entitled thereto by reason of such Member's death or bankruptcy. Effective upon such sale or purchase, any certificate representing such Shares prior to such sale shall become null and void, whether or not it was actually delivered to the Company.

(3) To give effect to any such sale the Board may authorise any Person to Transfer the Shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the Shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his or her title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the Company's power of sale under these Articles.

(4) The proceeds of such sale or purchase shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable and the residue, if any, shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the relevant Member or the Person entitled to the Shares at the date of the sale.

TRANSMISSION OF SHARES

68. Representative of deceased Member

In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member's interest in the Shares held by that deceased Member. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any Share which had been jointly held by such deceased Member with other persons. For the purpose of this Article, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may in its absolute discretion decide as being properly authorised to deal with the Shares of a deceased Member.

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69. Registration on death or bankruptcy

(1) Any person becoming entitled to a Share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such Share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of Transfer in the form, or as near thereto as circumstances admit, of Form "C" in the Schedule hereto. On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a Transfer of the Share by that Member before such Member's death or bankruptcy, as the case may be.

(2) If the person so becoming entitled shall elect to be registered himself as holder he shall deliver or send to the Company a notice in writing signed by him stating that he so elects.

(3) A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of the holder (or in any other case than by transfer) shall be entitled to the same Dividends and other advantages to which he would be entitled if he were the registered holder of the Share. However, he shall not, before being registered as a Member in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company and the Board may at any time give notice requiring any such person to elect either to be registered himself or to Transfer the Share. If the notice is not complied with within ninety days the Board may thereafter withhold payment of all Dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

DIVIDENDS AND OTHER DISTRIBUTIONS

70. Declaration of Dividends by the Board

The Board may, subject to any rights or restrictions at the time lawfully attached to any class or series of Shares and subject to these Articles and in accordance with the Statute, declare Dividends and distributions on Shares in issue and authorise payment of the Dividends or distributions out of the funds of the Company lawfully available therefor. No Dividend or distribution shall be paid except out of the realised or unrealised profits of the Company, or out of the share premium account or as otherwise permitted by the Statute.

71. Deduction of amounts due to the Company

(1) The Board may deduct from the Dividends or distributions payable to any Member all sums of money due (if any) from such Member to the Company on account of calls or otherwise.

(2) Except as otherwise provided by the rights attached to Shares, all Dividends shall be declared and paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

(3) The Board may declare that any Dividend or distribution be paid wholly or partly by the distribution of specific assets and in particular of Shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees as may seem expedient to the Directors.

(4) Any Dividend, distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders

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may give effectual receipts for any Dividends, bonuses, or other monies payable in respect of the Share held by them as joint holders.

72. Unclaimed Dividends

Any Dividend which cannot be paid to a Member and/or which remains unclaimed after six months from the date of declaration of such Dividend may, in the discretion of the Board, be paid into a separate account in the Company's name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend shall remain as a debt due to the Member. Any Dividend which remains unclaimed after a period of six years from the date of declaration of such Dividend shall be forfeited and shall revert to the Company.

73. Interest on Dividends

No Dividend or distribution shall bear interest against the Company.

CAPITALISATION

74. Issue of Dividend Shares

The Board may capitalise any sum standing to the credit of any of the Company's reserve accounts (including share premium account and capital redemption reserve fund) or any sums standing to the credit of the profit and loss account or otherwise available for distribution and to appropriate such sum to Members in the proportions in which such sum would have been divisible amongst them had the same been a distribution of profits by way of Dividend and to apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power to the Directors to make such provisions as they think fit for the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.

ACCOUNTS AND FINANCIAL STATEMENTS

75. Records of account

The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(1) all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(2) all sales and purchases of goods by the Company; and

(3) the assets and liabilities of the Company.

Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company's affairs and to explain its transactions.

Such records of account shall, subject to Statute, be kept at such place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours. No Member in its capacity as a Member shall have any right to inspect any accounting record or book or document of the Company except as conferred by the Statute or as authorised by the Board.

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76. Financial year end

The financial year end of the Company may be determined by the Board and failing such resolution shall be 31st December in each year.

77. Financial statements

The Directors may from time to time cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

AUDIT

78. Appointment and remuneration of Auditor

The Directors may appoint an Auditor of the Company who shall hold office until removed from office by a resolution of the Directors, and may fix his or their remuneration. Any Auditor appointed by the Members shall, prior to such appointment, have been appointed by the Audit Committee. Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

79. [Reserved]

80. Access to books of the Company

The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information and explanation as may be necessary relating to the books or affairs of the Company for the performance of the duties of the Auditor.

81. Report of the Auditor

(1) Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

(2) The financial statements provided for by these Articles shall be prepared in accordance with United States GAAP, audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

(3) The generally accepted auditing standards referred to in subparagraph (2) of this Article may be those of a country or jurisdiction other than the Cayman Islands, which shall be disclosed in the financial statements and the report of the Auditor.

NOTICES

82. Notices to Members of the Company

(1) A notice may be given by the Company to any Member either by delivering it to such Member in person or by sending it to such Member's address in the Register of Members or to such other address given for the purpose. For the purposes of this Article, a notice may be sent by post, courier service, facsimile, electronic mail or other mode of

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representing words in a legible and non-transitory form. If such notice is sent by next-day courier, facsimile or electronic-mail, it shall be deemed to have been given the Business Day following the sending thereof and, if by registered post, three Business Days following the sending thereof.

(2) A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under these Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

(3) Notice of every general meeting shall be given in any manner hereinbefore authorised to every person shown as a Member in the Register of Members on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member of record where the Member of record but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

83. Service and delivery of notice

Subject to Statute and Article 82, any notice shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or transmitted by facsimile or other method as the case may be.

84. Seal of the Company

(1) The Company may, if the Board so determines, have a seal. The seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the seal has been affixed shall be signed by at least one person who shall be either a Director or some officer or other person appointed by the Directors for the purpose.

(2) The Company may have for use in any place or places outside the Cayman Islands a duplicate seal or seals each of which shall be a facsimile of the common seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

(3) A Director or officer, representative or attorney of the Company may without further authority of the Directors affix the seal over his signature alone to any document of the Company required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

BENEFITS, PENSIONS AND INSURANCE

85. Benefits

The Board may (by establishment of or maintenance of schemes or otherwise) provide benefits, whether by share options or incentive plans and loans to acquire Shares, the payment of gratuities or pensions or by insurance or otherwise, for any past or present Director, Officer or employee of the Company or any of its Subsidiaries or Affiliates and for any member of his or her family (including a spouse and a former spouse) or any individual who is or was dependent on him or her, and may (as well before as after he ceases to hold such office or employment) contribute to any fund and pay premiums for the purchase or provision of any such benefit.

86. Insurance

Without prejudice to the provisions of Article 33, the Board shall have the power to purchase and maintain insurance for or for the benefit of any individuals who are or were at any time Directors, Officers or employees of the

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Company, or of any of its Subsidiaries or Affiliates, or who are or were at any time trustees of any pension fund in which Directors, Officers or employees of the Company or any such Subsidiary or Affiliate are interested, including (without prejudice to the generality of the foregoing) insurance against any liability incurred by such individuals in respect of any act or omission in the actual or purported execution or discharge of their duties or in the exercise or purported exercise of their powers or otherwise in relation to their duties, powers or offices in relation to the Company or any such Subsidiary, Affiliate or pension fund.

87. Limitation on accountability

No Director or former Director shall be accountable to the Company or the Members for any remuneration or benefit provided pursuant to Articles 22(2), 85 or 86 and the receipt of any such benefit shall not disqualify any individual from being or becoming a Director of the Company.

UNTRACED MEMBERS

88. Sale of Shares

The Company shall be entitled to sell at the best price reasonably obtainable, or if the Shares are listed on a stock exchange to purchase at the trading price on the date of purchase, the Shares of a Member or the Shares to which a Person is entitled by virtue of transmission on death, bankruptcy or otherwise by operation of law; provided, that:

(1) during the period of 12 years prior to the date of the publication of the advertisements referred to in paragraph (2) of this Article 88 (or, if published on different dates, the first thereof) at least three Dividends in respect of the Shares in question have been declared and all Dividends, warrants and checks (cheques) that have been sent in the manner authorised by these Articles in respect of the Shares in question have remained uncashed;

(2) the Company shall as soon as practicable after expiry of the said period of 12 years have inserted advertisements both in a national daily newspaper and in a newspaper circulating in the area of the last known address of such Member or other Person giving notice of its intention to sell or purchase the Shares;

(3) during the said period of 12 years and the period of three months following the publication of the said advertisements the Company shall have received no indication either of the whereabouts or of the existence of such Member or Person; and

(4) if the Shares are listed on a stock exchange, notice shall have been given to the relevant department of such stock exchange of the Company's intention to make such purchase prior to the publication of advertisements.

If during any 12-year period referred to above, further Shares have been issued in right of those held at the beginning of such period or of any previously issued during such period and all the other requirements of this Article 88 (other than the requirement that they be in issue for 12 years) have been satisfied in regard to the further Shares, the Company may also sell or purchase the further Shares.

89. Instrument of Transfer

To give effect to any such sale or purchase under Article 88, the Board may authorise some person to execute an instrument of transfer of the Shares sold or purchased to, or in accordance with the directions of, the purchaser and an instrument of transfer executed by that person shall be as effective as if it had been executed by the holder of, or person entitled by transmission to, the Shares. The transferee of any Shares sold shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity in, or invalidity of, the proceedings relating to the sale.

90. Proceeds of Sale

The net proceeds of sale or purchase of Shares pursuant to Article 88 shall belong to the Company which, for the period of six years after the Transfer or purchase, shall be obliged to account to the former Member or other Person

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previously entitled as aforesaid for an amount equal to such proceeds and shall enter the name of such former Member or other Person in the books of the Company as a creditor for such amount. No trust shall be created in respect of the debt, no interest shall be payable in respect of the same and the Company shall not be required to account for any money earned on the net proceeds, which may be employed in the business of the Company or invested in such investments as the Board from time to time thinks fit. After the said six-year period has passed, the net proceeds of Share shall become the property of the Company, absolutely, and any rights of the former Member or other Person previously entitled as aforesaid shall terminate completely.

WINDING UP

91. Determination to liquidate

Subject to the Statute, the Company may be wound up voluntarily by its Members. If the Company shall be wound up, and the assets available for distribution amongst the Members shall be insufficient to repay the whole of the share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them. If in a winding up the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise. This Article is without prejudice to the rights of the holders of Shares issued upon special terms and conditions.

92. Winding up/distribution by liquidator

If the Company shall be wound up the liquidator may, with the sanction of a Special Resolution of the Members and any other sanction required by Statute, divide amongst the Members or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any Shares or other securities or assets whereon there is any liability.

AMENDMENTS OF MEMORANDUM AND ARTICLES OF ASSOCIATION AND ALTERATION OF CAPITAL

93. The Company may by Ordinary Resolution:

(1) increase the share capital by such sum as the resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

(2) consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(3) by subdivision of its existing Shares or any of them divide the whole or any part of its Share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(4) cancel any Shares that at the date of the passing of the resolution have not been taken or agreed to be taken by any person.

All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, Transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

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94. Subject to the provisions of the Statute and the provisions of these Articles as regards the matters to be dealt with by Ordinary Resolution, the Company may by Special Resolution:

(1) change its name;

(2) alter or add to these Articles;

(3) alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(4) reduce its share capital and any capital redemption reserve fund.

REGISTERED OFFICE FOR THE TIME BEING OF THE COMPANY

95. Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of the registered office for the time being of the Company.

CERTAIN SUBSIDIARIES

96. ~~Voting of subsidiary shares~~[Reserved]

TRANSFER BY WAY OF CONTINUATION

98. Continuation

If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

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SCHEDULE — FORM A (ARTICLE 61)

NOTICE OF LIABILITY TO FORFEITURE FOR NON PAYMENT OF CALL

You have failed to pay the call of [amount of call] made on the ...... day of ...... , 20~~04~~......, in respect of the number Share(s) [numbers in figures] standing in your name in the Register of Members of the Company, on the ...... day of ......, 20~~04~~...... the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of ...... per annum computed from the said ...... day of ...., 20~~04~~......, on or before the ...... day of ......, 20~~04~~...... at the place of business of the Company the Share(s) will be liable to be forfeited.

Dated this ...... day of ......, 20......

Signature of Secretary
By order of the Board

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SCHEDULE — FORM B (ARTICLE 65)

TRANSFER OF A SHARE OR SHARES

FOR VALUE RECEIVED	[amount]
	[transferor]
hereby sell assign and transfer unto	[transferee]
of	[address]
	[number of Shares]
Shares of	[name of Company]

Dated

(Transferor)

In the presence of:

(Witness)

(Transferee)

In the presence of:

(Witness)

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SCHEDULE — FORM C (ARTICLE 70)

TRANSFER BY A PERSON BECOMING ENTITLED ON DEATH/BANKRUPTCY OF A MEMBER

I/We have become entitled in consequence of the death/bankruptcy of name of the deceased Member to number Share(s) standing in the register of members of Company in the name of the said name of deceased Member instead of being registered myself/ourselves elect to have name of transferee (the "Transferee") registered as a Transferee of such Share(s) and I/we do hereby accordingly transfer the said Share(s) to the Transferee to hold the same unto the Transferee his or her executors administrators and assigns subject to the conditions on which the same were held at the time of the execution thereof; and the Transferee does hereby agree to take the said Share(s) subject to the same conditions.

WITNESS our hands this ...... day of ......, 20......

Signed by the above-named)
person or persons entitled)
in the presence of:)

Signed by the above-named)
Transferee)
in the presence of:)

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APPENDIX E
2023 OMNIBUS INCENTIVE PLAN

Greenlight Capital Re, Ltd.
2023 Omnibus Incentive Plan

1.            Purpose.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for shareholders of the Company by closely aligning the interests of such individuals with those of such shareholders. The Plan authorizes the award of Share-based and cash-based incentives to Eligible Persons to encourage such Eligible Persons to expend maximum effort in the creation of shareholder value. The Plan shall not terminate, amend or modify any provision of the Prior Plan (defined below) or adversely affect any awards granted under the Prior Plan or rights outstanding under the Prior Plan; provided, however, that, following approval of the Plan by the Company’s shareholders, no further awards will be granted under the Prior Plan.

2.    Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(1)“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(2)“Award” means any Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, or other Stock-based or cash-based award granted under the Plan.

(3)“Award Agreement” means an Option Agreement, a Restricted Stock Agreement, an RSU Agreement, a SAR Agreement, or a written agreement governing the grant of any other Award granted under the Plan.

(4)“Board” means the Board of Directors of the Company.

(5)“Cause” means, with respect to a Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Cause, (1) Serious Misconduct on the part of the Participant, (2) further misconduct on the part of the Participant at any time following the issue of a formal written warning in respect of misconduct; (3) any act or omission that constitutes a material breach of any provision of the Plan, Award Agreement or Participant Agreement which is not cured, if curable, within ten (10) days after written notice thereof; (4) impeding or failing to materially cooperate with any investigation by the Company or any of its Affiliates; (5) a material breach of fiduciary duty by the Participant; (6) the failure, refusal or neglect by the Participant to perform the Participant’s duties hereunder or the failure, refusal or neglect to follow any lawful and reasonable direction in a satisfactory manner within ten (10) days of the issue of a formal written warning in respect thereof.; or (7) where the Committee determines there is any other substantial reason to terminate the Participant’s employment or service for Cause in light of which it is reasonable to do so in accordance with Section 51(1)(f) of the Cayman Labour Act (as amended). The Committee, in good faith, shall determine all matters and questions relating to whether Cause exists any determination shall be conclusive and binding. If, subsequent to the Termination of a Participant for any or no reason (other than a Termination by the Service Recipient for Cause), it is discovered that grounds to terminate the Participant’s employment or service for Cause existed, such Participant’s employment or service shall, at the discretion of the Committee, be deemed to have been terminated by the Service Recipient for Cause for all purposes under the Plan, and the Participant shall be required to repay or return to the Company all amounts and benefits received by him or her in respect of any Award in connection with or following such Termination that would have been forfeited under the Plan had such Termination been by the Service Recipient for Cause. In the event that there is an Award Agreement or Participant Agreement defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.

(6)“Change in Control” means:

(1) any “person” or “group” becomes the “beneficial owner” (as such terms are used in Rule 13d-3 promulgated under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 51% or more of the Shares (measured by voting power rather than number of shares); provided, however, that an event described in this paragraph (i) shall not be deemed to be a Change in Control if any of following becomes such a beneficial owner: (A) any tax-qualified, broad-based employee benefit plan sponsored or maintained by the Company or any majority-owned subsidiary, (B) any Company underwriter temporarily holding securities pursuant to an offering of such securities, or (C) any person or group pursuant to a Non-Qualifying Transaction (as defined in paragraph (2)); or

(2) the Company consolidates or merges with or into any other person or group or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets and the assets of the Company’s direct and indirect subsidiaries (on a consolidated basis) to any other person or group, in either one transaction or a series of related transactions which occur within six months, other than a consolidation or merger or disposition of assets: (A) of or by the Company into or to a 100% owned subsidiary of the Company, or (B) pursuant to a transaction in which the outstanding Shares are changed into or exchanged for securities or other property with the effect that the beneficial owners of the outstanding Shares immediately prior to such transaction, beneficially own, directly or indirectly, at least a majority of the Shares (measured by voting power rather than number of shares) of the surviving corporation or the person or group to whom the Company’s assets are transferred immediately following such transaction (any transaction which satisfies the criteria specified in (A) or (B) above shall be deemed to be a “Non-Qualifying Transaction”).

Notwithstanding the foregoing, with respect to the payment of any amount that constitutes a “deferral of compensation” subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.

(7)“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules, and regulations thereto.

(8)“Committee” means the Board, the Compensation Committee of the Board, or such other committee consisting of two or more individuals appointed by the Board to administer the Plan and each other individual or committee of individuals designated to exercise authority under the Plan.

(9)“Company” means Greenlight Capital Re, Ltd. or its permitted successors and assigns.

(10)“Corporate Event” has the meaning set forth in Section 10(b) hereof.

(11)“Data” has the meaning set forth in Section 20(f) hereof.

(12)“Disability” means, in the absence of an Award Agreement or Participant Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code. In the event that there is an Award Agreement or Participant Agreement defining Disability, “Disability” shall have the meaning provided in such Award Agreement or Participant Agreement. The determination of whether a Participant has a Disability shall be determined by the Committee, and the Committee may rely on any determination made for purposes of benefits under any long-term disability plan in which a Participant participates that is maintained by the Company or one of its Affiliates.

(13)“Disqualifying Disposition” means any disposition (including any sale) of Share acquired upon the exercise of an Incentive Stock Option made within the period that ends either (1) two years after the date on which the Participant was granted the Incentive Stock Option or (2) one year after the date upon which the Participant acquired the Share.

(14)“Effective Date” means March 3, 2023, which is the date on which the Plan was approved by the Board, subject to the approval of the Plan by the shareholders of the Company.

(15)“Eligible Person” means (1) each employee and officer of the Company or any of its Affiliates; (2) each non-employee director of the Company or any of its Affiliates; (3) each other natural Person who provides substantial services to the Company or any of its Affiliates as a consultant or advisor (or a wholly owned alter ego entity of the natural Person providing such services of which such Person is an employee, stockholder, or partner) and who is designated as eligible by the Committee; and (4) each natural Person who has been offered employment by the Company or any of its Affiliates; provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such Person has commenced employment or service with the Company or its Affiliates; provided, further, however, that (i) with respect to any Award that is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the term “Affiliate” as used in this Section 2(o) shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations or other entities in the unbroken chain, other than the last corporation or other entity, owns stock possessing at least 50% or more of the total combined voting power of all classes of stock in one of the other corporations or other entities in the chain, and (ii) with respect to any Award that is intended to be an Incentive Stock Option, the term “Affiliate” as used in this Section 2(o) shall include only those entities that qualify as a “subsidiary corporation” with respect to the Company within the meaning of Section 424(f) of the Code. An employee on an approved leave of absence may be considered as still in the employ of the Company or any of its Affiliates for purposes of eligibility for participation in the Plan.

(16)“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules, and regulations thereto.

(17)“Expiration Date” means, with respect to an Option or Stock Appreciation Right, the date on which the term of such Option or Stock Appreciation Right expires, as determined under Sections 5(b) or 8(b) hereof, as applicable.

(18)“Fair Market Value” means, as of any date, the value of the Shares determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of the Nasdaq Stock Market, the Fair Market Value of the Shares will be the closing sales price for such Shares (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable; (ii) if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of the Shares will be the mean between the high bid and low asked prices for the Shares on the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable; or (iii) in the absence of a public market for the Shares, the Fair Market Value of the Shares will be as determined in good faith by the Committee, and in a manner consistent with Section 409A of the Code, and such determination shall be conclusive and binding on all persons..

(19)“GAAP” means the U.S. Generally Accepted Accounting Principles, as in effect from time to time.

(20)“Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(21)“Nonqualified Stock Option” means an Option not intended to be an Incentive Stock Option.

(22)“Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Shares at a specified price during a specified time period.

(23)“Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option Award.

(24)“Participant” means an Eligible Person who has been granted an Award under the Plan or, if applicable, such other Person who holds an Award.

(25)“Participant Agreement” means an employment, consulting, change in control, severance or any other services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant’s employment or service with the Service Recipient and is effective as of the date of determination.

(26)“Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.

(27)“Plan” means this Greenlight Capital Re., Ltd. 2023 Omnibus Incentive Plan, as amended from time to time.

(28)“Prior Plan” means the Greenlight Capital Re, Ltd. Amended and Restated 2004 Stock Incentive Plan.

(29)“Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and an “independent director” as defined under, as applicable, the NASDAQ Listing Rules, the NYSE Listed Company Manual, or other applicable stock exchange rules.

(30)“Qualifying Committee” has the meaning set forth in Section 3(b) hereof.

(31)“Restricted Stock” means Share granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.

(32)“Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock Award.

(33)“Restricted Stock Unit” means a notional unit representing the right to receive one Share (or the cash value of one Share, if so determined by the Committee) on a specified settlement date.

(34)“RSU Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Restricted Stock Units.

(35)“SAR Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Stock Appreciation Rights.

(36)“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules, and regulations thereto.

(37)“Serious Misconduct” means, but is not limited to, (1) habitual drug or alcohol use which impairs the ability of the Participant to perform the Participant’s duties hereunder (other than where such drug is prescribed and administered in accordance with the instructions of a qualified physician); (2) commission of a criminal offence relevant to the Participants employment or service (other than a minor traffic offence); (3) violation of any restrictive covenants by which the Participant may be bound; (4) fraud, dishonesty, embezzlement or misuse of funds or property belonging to the Company or any of its Affiliates; (5) violation by the Participant of the policies or code of conduct of the Company or any of its Affiliates that could reasonably be expected to result in harm (financial, reputational or otherwise) to the Company of its Affiliates; or (6) any acts, omissions or statements by the Participant that would reasonably be expected to be materially detrimental or damaging to the reputation, operations, or business relations of any member of the Company or its Affiliates.

(38)“Service Recipient” means, with respect to a Participant holding an Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(39)“Share Pool” has the meaning set forth in Section 4(a) hereof.

(40)“Shares” means the Class A ordinary shares of the Company, par value $0.10 per share, as may be redesignated or renamed from time to time, of the Company, and such other securities as may be substituted for such shares pursuant to Section 10 hereof.

(41)“Stock Appreciation Right” means a conditional right, granted to a Participant under Section 8 hereof, to receive an amount equal to the value of the appreciation in the Shares over a specified period. Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee, or pursuant to Section 10(b) hereof, Stock Appreciation Rights shall be settled in Shares.

(42)“Substitute Award” has the meaning set forth in Section 4(a) hereof.

(43)“Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder. Unless otherwise determined by the Committee, in the event that the Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute the Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction. Notwithstanding anything herein to the contrary, a Participant’s change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting “nonqualified deferred compensation” subject to Section 409A of the Code that are payable upon a Termination, unless such change in status constitutes a “separation from service” within the meaning of Section 409A of the Code. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. On the first business day following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award.

3.            Administration.

1.Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case, subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants; (2) grant Awards; (3) determine the type, number, and type of Shares subject to, other terms and conditions of, and all other matters relating to, Awards; (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan; (5) determine the method by which an Award may be settled, exercised, canceled, forfeited, suspended, or repurchased by the Company; (6) determine the circumstances under which the delivery of cash, property, or other amounts payable with respect to an Award may be deferred, either automatically or at the Participant’s or Committee’s election; (7) accelerate the vesting, delivery or exercisability of, or payment for or lapse of restrictions on, or waive any condition in respect of, Awards; (8) construe, administer, and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein; (9) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by, or necessary to comply with, applicable law; and (10) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive, and binding on all Persons, including, without limitation, the Company, its shareholders and Affiliates, Eligible Persons, Participants, and beneficiaries of Participants. Notwithstanding anything in the Plan to the contrary, the Committee shall have the ability to accelerate the vesting of any outstanding Award at any time and for any reason, including but not limited to upon a Corporate Event, subject to Section 10(b), or in the event of a Participant’s Termination by the Service Recipient other than for Cause, or due to the Participant’s death, Disability, or retirement (as such term may be defined in an applicable Award Agreement or Participant Agreement or, if no such definition exists, in accordance with the Company’s then-current employment policies and guidelines). For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.

2.Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company must be taken by the remaining members of the Committee or a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a “Qualifying Committee”). Any action authorized by such a Qualifying Committee shall be deemed the action of the Committee for purposes of the Plan. The express grant of any specific power to a Qualifying Committee, and the taking of any action by such a Qualifying Committee, shall not be construed as limiting any power or authority of the Committee.

3.Delegation. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Any actions taken by an officer or employee delegated authority pursuant to this Section 3(c) within the scope of such delegation shall, for all purposes under the Plan, be deemed to be an action taken by the Committee. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any Eligible Person who is not an employee of the Company or any of its Affiliates (including any non-employee director of the Company or any Affiliate) or to any Eligible Person who is subject to Section 16 of the Exchange Act must be expressly approved by the Committee or Qualifying Committee in accordance with Section 3(b) above.

4. Sections 409A and 457A. The Committee shall take into account compliance with Sections 409A and 457A of the Code in connection with any grant of an Award under the Plan, to the extent applicable. The Plan and Awards are intended to comply with or be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed, and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary, or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with or be exempt from Section 409A of the Code and, to the extent such provision cannot be amended to comply therewith or be exempt therefrom, such provision shall be null and void. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period. While the Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Sections 409A and 457A of the Code, in no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A or Section 457A of the Code or any damages for failing to comply with Section 409A or Section 457A of the Code or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A or Section 457A of the Code).

4.            Shares Available Under the Plan; Other Limitations.

(1)Number of Shares Available for Delivery. Subject to adjustment as provided in Section 10 hereof, the maximum aggregate number of Shares that may be reserved for issuance and delivered in the aggregate pursuant to Awards under the Plan shall equal: (i) 2,000,000 plus (ii) any Shares that remain or otherwise become available under the terms of the Prior Plan (including as a result of forfeiture, expiration, termination, cancelation or settlement other than by delivery of Shares of awards outstanding under the Prior Plan) (the “Share Pool”). Shares delivered under the Plan shall consist of authorized and unissued shares, shares held in the treasury of the Company, or previously issued Shares reacquired by the Company on the open market or by private purchase, or a combination of the foregoing. Notwithstanding the foregoing,  except as may be required by reason of Section 422 of the Code, the Share Pool shall not be reduced by shares issued pursuant to Awards issued or assumed in connection with a merger or acquisition as contemplated by, as applicable, NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) and IM-5635-1, AMEX Company Guide Section 711, or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations (each such Award, a “Substitute Award”).

(2) Share Counting Rules. The Share Pool shall be reduced, on the date of grant, by the relevant number of Shares for each Award granted under the Plan that is valued by reference to a Share. If, after the Effective Date, any Award granted under the Plan or the Prior Plan (A) is forfeited or otherwise expires, terminates or is canceled without the delivery of all Shares subject thereto or (B) is settled other than wholly by the delivery of Shares (including cash settlement), then, in the case of clauses (A) and (B), the number of Shares subject to such Award that were not issued with respect to such Award shall again become available to be delivered pursuant to

Awards under the Plan.  The following Shares may not again be made available for issuance as Awards and may not be added back to the Share Pool: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Stock Appreciation Right or Option, (ii) Shares withheld or used to satisfy the grant price, exercise price or tax withholding obligation pursuant to any Award, including Shares used to pay the exercise price related to an outstanding Option or Stock Appreciation Right or (iii) Shares repurchased on the open market with the proceeds of an Option exercise price. For the avoidance of doubt, neither any Award (or portion thereof) that is settled in cash, nor any dividend payment (as defined in Section 4(h) hereof) made in conjunction with any Award that is settled in cash, shall count against the Share Pool.

(3) Incentive Stock Options. No more than 1,500,000 Shares hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options.

(4)Shares Available Under Acquired Plans. To the extent permitted by NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c), or other applicable stock exchange rules, subject to applicable law, in the event that a company acquired by the Company, or with which the Company combines, has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio of formula used in such acquisition or combination to determine the consideration payable to the holders of common shares of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not be counted against the Share Pool; provided, that, Awards using such available shares shall not be made after the date awards could have been made under the terms of such pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by the Company or any subsidiary of the Company immediately prior to such acquisition or combination.

(5) Limitation on Awards to Non-Employee Directors. Notwithstanding anything herein to the contrary, the maximum value of any Awards granted to a non-employee director of the Company in any one calendar year, taken together with any cash fees paid to such non-employee director during such calendar year in respect of the non-employee director’s services as a member of the Board during such year, shall not exceed $750,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, that, the independent members of the Board or the Committee may make exceptions to this limit, except that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

5.            Options.

(1)General. Certain Options granted under the Plan may be intended to be Incentive Stock Options; however, no Incentive Stock Options may be granted hereunder following the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board, and (ii) the date the shareholders of the Company approve the Plan. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are employees of the Company or an Affiliate (as such definition is limited pursuant to Section 2(o) hereof) of the Company. The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Options.

(2)Term. The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after, and each Option shall expire, ten years from the date it was granted.

(3) Exercise Price. The exercise price per Share for each Option shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant, subject to Section 5(g) hereof in the case of any Incentive Stock Option. Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the exercise price per Share for such Option may be less than the Fair Market Value on the date of grant; provided, that, such exercise price is determined in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.

(4)Payment for Shares. Payment for Shares acquired pursuant to an Option granted hereunder shall be made in full upon exercise of the Option in a manner approved by the Committee, which may include any of the following payment methods: (1) in immediately available funds in U.S. dollars, or by certified or bank cashier’s check; (2)  by delivery of Shares having a value equal to the exercise price; (3) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with Shares subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations; or (4) by any other means approved by the Committee (including, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive (i) the number of Shares underlying the Option so exercised, reduced by (ii) the number of Shares equal to (A) the aggregate exercise price of the Option divided by (B) the Fair Market Value on the date of exercise). Notwithstanding anything herein to the contrary, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.

(5)Vesting. Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case, as may be determined by the Committee and set forth in an Option Agreement. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any or no reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires, is canceled, or otherwise terminates.

(6)Termination of Employment or Service. Except as provided by the Committee in an Option Agreement, Participant Agreement, or otherwise:

(1)           In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Options outstanding shall cease; (B) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination; and (C) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date, and (y) the date that is 90 days after the date of such Termination.

(2)           In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Options outstanding shall cease; (ii) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination; and (iii) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date, and (y) the date that is 12 months after the date of such Termination.

(3)           In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Options outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.

(g)          Special Provisions Applicable to Incentive Stock Options.

(1)           No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, Stock possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (i) has an exercise price of at least 110% of the Fair Market Value on the date of the grant of such Option, and (ii) cannot be exercised more than five years after the date it is granted.

(2)           To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Shares for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(3)           Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an Incentive Stock Option.

6.            Restricted Stock.

(a)           General. Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Stock shall be set forth in separate Restricted Stock Agreements, which Restricted Stock Agreements need not be identical. Subject to the restrictions set forth in Section 6(b) hereof, and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a shareholders as to such Restricted Stock, including the right to vote such Restricted Stock. Cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

(b)          Vesting and Restrictions on Transfer. Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case, as may be determined by the Committee and set forth in a Restricted Stock Agreement. Unless otherwise specifically determined by the Committee, the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any or no reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock prior to the time the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement.

(c)          Termination of Employment or Service. Except as provided by the Committee in a Restricted Stock Agreement, Participant Agreement, or otherwise, in the event of a Participant’s Termination for any or no reason prior to the time that such Participant’s Restricted Stock has vested, (1) all vesting with respect to such Participant’s Restricted Stock outstanding shall cease; and (2) as soon as practicable following such Termination, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s unvested shares of Restricted Stock at a purchase price equal to the lesser of (A) the original purchase price paid for the Restricted Stock (as adjusted for any subsequent changes in the outstanding Shares or in the capital structure of the Company), less any dividends or other distributions or bonus received (or to be received) by the Participant (or any transferee) in respect of such Restricted Stock prior to the date of repurchase, and (B) the Fair Market Value of the Shares on the date of such repurchase; provided that, if the original purchase price paid for the Restricted Stock is equal to zero dollars ($0), such unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.

7.             Restricted Stock Units.

(a)            General. Restricted Stock Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Restricted Stock Units shall be set forth in separate RSU Agreements, which RSU Agreements need not be identical.

(b)            Vesting. Restricted Stock Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case, as may be determined by the Committee and set forth in an RSU Agreement. Unless otherwise specifically determined by the Committee, the vesting of a Restricted Stock Unit shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any or no reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment.

(c)            Settlement. Restricted Stock Units shall be settled in Shares, cash, or property, or a combination thereof, as determined by the Committee, in its sole discretion, on the date or dates determined by the Committee and set forth in an RSU Agreement. A Participant shall not be entitled to dividends, if any, or dividend equivalents with respect to Restricted Stock Units prior to settlement.

(d)            Termination of Employment or Service. Except as provided by the Committee in an RSU Agreement, Participant Agreement, or otherwise, in the event of a Participant’s Termination for any or no reason prior to the time that such Participant’s Restricted Stock Units have been settled, (1) all vesting with respect to such Participant’s Restricted Stock Units outstanding shall cease; (2) all of such Participant’s unvested Restricted Stock Units outstanding shall be forfeited for no consideration as of the date of such Termination; and (3) any Shares remaining undelivered with respect to vested Restricted Stock Units then held by such Participant shall be delivered on the delivery date or dates specified in the RSU Agreement.

8.             Stock Appreciation Rights.

(a)            General. Stock Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Stock Appreciation Rights shall be set forth in separate SAR Agreements, which SAR Agreements need not be identical. No dividends or dividend equivalents shall be paid on Stock Appreciation Rights.

(b)           Term. The term of each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Stock Appreciation Right granted hereunder shall be exercisable after, and each Stock Appreciation Right shall expire, ten years from the date it was granted.

(c)            Base Price. The base price per Share for each Stock Appreciation Right shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant. Notwithstanding the foregoing, in the case of a Stock Appreciation Right that is a Substitute Award, the base price per Share for such Stock Appreciation Right may be less than the Fair Market Value on the date of grant; provided, that, such base price is determined in a manner consistent with the provisions of Section 409A of the Code.

(d)            Vesting. Stock Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case, as may be determined by the Committee and set forth in a SAR Agreement. Unless otherwise specifically determined by the Committee, the vesting of a Stock Appreciation Right shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any or no reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. If a Stock Appreciation Right is exercisable in installments, such installments, or portions thereof that become exercisable shall remain exercisable until the Stock Appreciation Right expires, is canceled, or otherwise terminates.

(e)            Payment upon Exercise. Payment upon exercise of a Stock Appreciation Right may be made in cash, Shares, or property, as specified in the SAR Agreement or determined by the Committee, in each case, having a value in respect of each Share underlying the portion of the Stock Appreciation Right so exercised, equal to the difference between the base price of such Stock Appreciation Right and the Fair Market Value of one share of Stock on the exercise date. For purposes of clarity, each Share to be issued in settlement of a Stock Appreciation Right is deemed to have a value equal to the Fair Market Value of one Share on the exercise date. In no event shall fractional shares be issuable upon the exercise of a Stock Appreciation Right, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares, and the Participant will be entitled to receive a cash payment equal to the value of such fractional share.

(f)            Termination of Employment or Service. Except as provided by the Committee in a SAR Agreement, Participant Agreement, or otherwise:

(1)            In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease; (B) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination; and (C) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date, and (y) the date that is 90 days after the date of such Termination.

(2)            In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease; (ii) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination; and (iii) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date, and (y) the date that is 12 months after the date of such Termination. In the event of a Participant’s death, such Participant’s Stock Appreciation Rights shall remain exercisable by the Person or Persons to whom such Participant’s rights under the Stock Appreciation Rights pass by will or by the applicable laws of descent and distribution until the applicable Expiration Date, but only to the extent that the Stock Appreciation Rights were vested at the time of such Termination.

(3)            In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Stock Appreciation Rights outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.

9.            Other Stock-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Shares as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.

10.            Adjustment for Recapitalization, Merger, etc.

(a)            Capitalization Adjustments. The aggregate number and class of Shares or other securities that may be delivered in connection with Awards (as set forth in Section 4 hereof), the numerical share limits in Section 4(a) hereof, the number and class of Shares or other securities covered by each outstanding Award, and the price per Share underlying each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, in its sole discretion, as to the number, price, or kind of Share, other securities or other consideration subject to such Awards, (1) in the event of changes in the outstanding Shares or in the capital structure of the Company by reason of share dividends, extraordinary cash dividends, share splits, reverse share splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event); (2) in connection with any extraordinary dividend declared and paid in respect of Shares, whether payable in the form of cash, shares, or any other form of consideration; or (3) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan. In lieu of or in addition to any adjustment pursuant to this Section 10, if deemed appropriate, the Committee may provide that an adjustment take the form of a cash payment to the holder of an outstanding Award with respect to all or part of an outstanding Award, which payment shall be subject to such terms and conditions (including timing of payment(s), vesting, and forfeiture conditions) as the Committee may determine in its sole discretion. The Committee will make such adjustments, substitutions, or payment, and its determination will be final, binding, and conclusive. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.

(b)            Corporate Events. Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement, Participant Agreement, or otherwise, in connection with (i) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation; (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of Shares receive securities of another corporation or other property or cash; (iii) a Change in Control; or (iv) the reorganization, dissolution, or liquidation of the Company (each, a “Corporate Event”), the Committee may provide for any one or more of the following:

(1)            The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in Section 10(a) hereof, and to the extent that such Awards vest subject to the achievement of performance criteria, such performance criteria shall be deemed earned at target level (or if no target is specified, the maximum level) and will be converted into solely service based vesting awards that will vest during the performance period, if any, during which the original performance criteria would have been measured;

(2)            The acceleration of vesting of any or all Awards not assumed or substituted in connection with such Corporate Event, subject to the consummation of such Corporate Event; provided that unless otherwise set forth in an Award Agreement, any Awards that vest subject to the achievement of performance criteria will be deemed earned at target level (or if no target is specified, the maximum level), provided, further, that a Participant has not experienced a Termination prior to such Corporate Event;

(3)            The cancellation of any or all Awards not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation equal to an amount based upon the per-share consideration being paid for the Shares in connection with such Corporate Event, less, in the case of Options, Stock Appreciation Rights, and other Awards subject to exercise, the applicable exercise or base price; provided, however, that holders of Options, Stock Appreciation Rights, and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise or base price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration;

(4)            The cancellation of any or all Options, Stock Appreciation Rights, and other Awards subject to exercise not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event; provided, that, all Options, Stock Appreciation Rights, and other Awards to be so canceled pursuant to this paragraph (4) shall first become exercisable for a period of at least ten days prior to such Corporate Event, with any exercise during such period of any unvested Options, Stock Appreciation Rights, or other Awards to be (A) contingent upon and subject to the occurrence of the Corporate Event, and (B) effectuated by such means as are approved by the Committee; and

(5)            The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within 30 days of the applicable vesting date.

Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee, and to the extent applicable, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (less any applicable exercise or base price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this Section 10(b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards; (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Shares; and (C) deliver customary transfer documentation as reasonably determined by the Committee. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.

(c)            Fractional Shares. Any adjustment provided under this Section 10 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award. No cash settlements shall be made with respect to fractional shares so eliminated.

11.            Use of Proceeds.

The proceeds received from the sale of Shares pursuant to the Plan shall be used for general corporate purposes.

12.            Rights and Privileges as a Shareholder.

Except as otherwise specifically provided in the Plan, no Person shall be entitled to the rights and privileges of Share ownership in respect of Shares that are subject to Awards hereunder until such shares have been issued to that Person.

13.            Transferability of Awards.

Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, and to the extent subject to exercise, Awards may not be exercised during the lifetime of the grantee other than by the grantee. Notwithstanding the foregoing, except with respect to Incentive Stock Options, Awards and a Participant’s rights under the Plan shall be transferable for no value to the extent provided in an Award Agreement or otherwise determined at any time by the Committee.

14.            Employment or Service Rights.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant or other individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.

15.            Compliance with Laws.

The obligation of the Company to deliver Shares upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Shares pursuant to an Award, unless such shares have been properly registered for sale with the U.S. Securities and Exchange Commission pursuant to the Securities Act (or with a similar non-U.S. regulatory agency pursuant to a similar law or regulation), or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the Shares to be offered or sold under the Plan or any Shares to be issued upon exercise or settlement of Awards. If the Shares offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Share certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

16.            Withholding Obligations.

As a condition to the issuance, vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the amount of all federal, state, local and foreign income and other taxes of any kind required or permitted to be withheld in connection with such issuance, vesting, exercise, or settlement (or election). The Committee, in its discretion, may (but is not obligated to) permit or require Shares (which are not subject to any pledge or other security interest) to be used to satisfy all or any portion of applicable tax withholding requirements with respect to any Award, and such shares shall be valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable. The Shares so delivered or withheld must have an aggregate Fair Market Value equal to the tax obligation (or portion thereof).

17.            Amendment of the Plan or Awards.

(1)Amendment of Plan. The Board or the Committee may amend the Plan at any time and from time to time.

(2) Amendment of Awards. The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.

(3) Shareholder Approval; No Material Impairment. Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without shareholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Shares are listed. Additionally, no amendment to the Plan or any Award shall materially impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 10 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.

(4) No Repricing of Awards Without Shareholder Approval. Notwithstanding Sections 17(a) or 17(b) above, or any other provision of the Plan, reducing the exercise price of Options or Stock Appreciation Rights issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award, repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), or any other action that would be treated as a “repricing” of such Options or such Stock Appreciation Rights under GAAP, will require approval of the Company’s shareholders, unless the cancellation, exchange, repurchase or other action occurs in connection with an event set forth in Section 10 hereof.

18.            Termination or Suspension of the Plan.

The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth anniversary of the date the shareholders of the Company approve the Plan. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.

19.            Effective Date of the Plan.

The Plan is effective as of the Effective Date.

20.            Miscellaneous.

(a)            Treatment of Dividends and Dividend Equivalents on Unvested Awards. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or dividend equivalents) shall either (i) not be paid or credited with respect to such Award, or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld. No dividends or dividend equivalents shall be paid on Options or Stock Appreciation Rights.

(2) Certificates. Shares acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Shares are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Shares; (2) the Company retain physical possession of the certificates; and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Shares. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Shares shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.

(c)            Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

(d)            Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Committee consents, resolutions, or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule, or number of Shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in connection with the preparation of the Award Agreement, the corporate records will control, and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

(e)            Clawback/Recoupment Policy. Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Affiliates. In the event that an Award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such Award, subject to applicable law.

(f)            Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 20(f) by and among, as applicable, the Company and its Affiliates, for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(g)            No Liability of Committee Members. Neither any member of the Committee nor any of the Committee’s permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such Person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(h)            Payments Following Accidents or Illness. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(i)            Governing Law. The Plan shall be governed by and construed in accordance with the laws of the Cayman Islands, without reference to the principles of conflicts of laws thereof.

(j)            Electronic Delivery. Any reference herein to a “written” agreement or document or “writing” will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled or authorized by the Company to which the Participant has access) to the extent permitted by applicable law.

(k)            Arbitration. All disputes and claims of any nature that a Participant (or such Participant’s transferee or estate) may have against the Company arising out of or in any way related to the Plan or any Award Agreement shall be submitted to and resolved exclusively by binding arbitration conducted in the State of New York (or such other location as the parties thereto may agree) before the American Arbitration Association (“AAA”). Such arbitration shall be conducted in accordance with AAA’s Employment Arbitration Rules and Procedures, as modified herein, and shall be conducted by a single arbitrator. The arbitrator will apply the law of the Cayman Islands. Except as otherwise set forth below, the arbitrator, and not any federal, state, or local court or adjudicatory authority, shall have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability, and/or formation of the Plan or any Award Agreement, including but not limited to any dispute as to whether (i) a particular claim is subject to arbitration hereunder, and/or (ii) any part of this Section 20(k) is void or voidable. The arbitral award shall be in writing, state the reasons for the award, and be final and binding on the parties. Except as otherwise provided herein, a Participant (or such Participant’s transferee or estate) shall treat any arbitration as strictly confidential, and shall not disclose the existence or nature of any claim or defense; any documents, correspondence, pleadings, briefing, exhibits, or information exchanged or presented in connection with any claim or defense; or any rulings, decisions, or results of any claim, defense, or argument to any third party, with the exception of legal counsel. The arbitrator shall not have authority to award attorneys’ fees or costs, punitive damages, compensatory damages, damages for emotional distress, penalties, or any other damages not measured by the prevailing party’s actual losses, except to the extent such relief is explicitly available under a statute, ordinance, or regulation pursuant to which a claim is brought. The arbitrator also shall not have authority to entertain claims for class or collective relief. The parties hereto agree that judgment upon any award rendered by the arbitration panel may be entered in the United States District Court for the Southern District of New York or any New York state court sitting in the State of New York. To the maximum extent permitted by law, the parties hereby irrevocably waive any right of appeal from any judgment rendered upon any such arbitration award in any such court. Notwithstanding the foregoing, any party may seek injunctive relief in any such court.

(l)            Statute of Limitations. A Participant or any other person filing a claim for benefits under the Plan must file the claim within one year of the date the Participant or other person knew or should have known of the facts giving rise to the claim. This one-year statute of limitations will apply in any forum where a Participant or any other person may file a claim and, unless the Company waives the time limits set forth above in its sole discretion, any claim not brought within the time periods specified shall be waived and forever barred.

(m)            Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.

(n)            Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.

(o)            Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

*****

Adopted by the Board of Directors: _______, 2023
Approved by the Shareholders: _______, 2023
Termination Date: _______, 2033

PRELIMINARY COPY-SUBJECT TO COMPLETION

GREENLIGHT RE

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Annual Meeting Proxy Card

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A Proposals — The Board of Directors recommends a vote FOR the election of each director nominee named in Proposals 1, 2 and 3 and FOR Proposals 4 through 12 and 1 YEAR on Proposal 13. Please see full proposals on reverse side.

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
1a.	☐	☐	☐	2a.	☐	☐	☐	3a.	☐	☐	☐	8.	☐	☐	☐
1b.	☐	☐	☐	2b.	☐	☐	☐	3b.	☐	☐	☐	9.	☐	☐	☐
1c.	☐	☐	☐	2c.	☐	☐	☐	3c.	☐	☐	☐	10.	☐	☐	☐
1d.	☐	☐	☐	2d.	☐	☐	☐	3d.	☐	☐	☐	11.	☐	☐	☐
1e.	☐	☐	☐	2e.	☐	☐	☐	3e.	☐	☐	☐	12.	☐	☐	☐
1f.	☐	☐	☐	2f.	☐	☐	☐	3f.	☐	☐	☐				
1g.	☐	☐	☐	2g.	☐	☐	☐	4.	☐	☐	☐				
1h.	☐	☐	☐	2h.	☐	☐	☐	5.	☐	☐	☐				
1i.	☐	☐	☐	2i.	☐	☐	☐	6.	☐	☐	☐				
1j.	☐	☐	☐	2j.	☐	☐	☐	7.	☐	☐	☐				

	1 Year	2 Years	3 Years	Abstain
13.	☐	☐	☐	☐

Note: Authority is also given to vote on all other business that may properly come before the meeting or any adjournment and postponement thereof.

1 U P X

03SLLD

1. To consider and vote upon a proposal to elect ten (10) directors to serve on the Board of Directors of the Company until the Annual General Meeting of Shareholders of the Company in 2024, or the 2024 Meeting:
   1a - Simon Burton
   1b - David Einhorn
   1c - Johnny Ferrari
   1d - Ursuline Foley
   1e - Leonard Goldberg
   1f - Victoria Guest
   1g - Ian Isaacs
   1h - Bryan Murphy
   1i - Joseph Platt
   1j - Daniel Roitman
2. To consider and vote upon a proposal to elect ten (10) directors to serve on the Board of Directors of Greenlight Reinsurance, Ltd. until the 2024 Meeting, which, pursuant to the Company's Third Amended and Restated Memorandum and Articles of Association, or the Articles, is required to be considered by the shareholders of the Company:
   2a - Simon Burton
   2b - David Einhorn
   2c - Johnny Ferrari
   2d - Ursuline Foley
   2e - Leonard Goldberg
   2f - Victoria Guest
   2g - Ian Isaacs
   2h - Bryan Murphy
   2i - Joseph Platt
   2j - Daniel Roitman
3. To consider and vote upon a proposal to elect six (6) directors to serve on the Board of Directors of Greenlight Reinsurance Ireland, Designated Activity Company until the 2024 Meeting, which, pursuant to the Articles, is required to be considered by the shareholders of the Company:
   3a - Michael Brady
   3b - Bryan Murphy
   3c - Patrick O'Brien
   3d - Brid Quigley
   3e - Daniel Roitman
   3f - Faramarz Romer
4. To consider and vote upon a proposal to ratify the appointment of Deloitte Ltd. as the independent auditors of the Company for the fiscal year ending December 31, 2023;
5. To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as the independent auditors of Greenlight Reinsurance, Ltd. for the fiscal year ending December 31, 2023, which, pursuant to the Articles, is required to be considered by the shareholders of the Company;
6. To consider and vote upon a proposal to ratify the appointment of Deloitte Ireland LLP as the independent auditors of Greenlight Reinsurance Ireland, Designated Activity Company for the fiscal year ending December 31, 2023, which, pursuant to the Articles, is required to be considered by the shareholders of the Company;
7. To consider and vote upon a proposal to re-designate Class B ordinary shares as Class A ordinary shares, reclassify the Class A ordinary shares as "ordinary shares" and eliminate the Company's dual-class share structure;
8. To consider and vote upon a proposal to amend the Articles to eliminate the voting power reduction, or cut-back, provisions related to the Class A ordinary shares contained in §§12(3), 43(2), 53(2) and 54 of the Articles;
9. To consider and vote upon a proposal to amend the Articles to eliminate certain subsidiary voting, or push-up, provisions contained in §§96 and 97 of the Articles;
10. To consider and vote upon a proposal to adopt the Fourth Amended and Restated Memorandum and Articles of Association;
11. To consider and vote upon a proposal to approve and adopt the 2023 Omnibus Incentive Plan;
12. To consider and cast a non-binding advisory vote on a resolution approving the compensation of the Company's named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and
13. To consider and cast a non-binding advisory vote on the frequency with which say-on-pay votes should be held in the future.

Important notice regarding the Internet availability of proxy materials for the Annual General Meeting of Shareholders. The Proxy Statement and the 2022 Annual Report to Shareholders are available at: **http://www.envisionreports.com/GLRE**

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Greenlight Capital Re, Ltd.

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THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GREENLIGHT CAPITAL RE, LTD.

The undersigned hereby appoints Simon Burton and Faramarz Romer, and each of them, as proxies of the undersigned, with full power to act without the other and with full power of substitution, to vote all the ordinary shares of Greenlight Capital Re, Ltd. held in the name of the undersigned at the close of business on May 1, 2023, at the Annual General Meeting of Shareholders to be held on July 25, 2023, at 9:00 a.m. (local time), and at any adjournment thereof, with all the powers the undersigned would have if personally present, as set forth below, and conferring authority upon the named proxies to vote in their discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof and revoking any proxy heretofore given.

THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1-12 AND 14, AND 1 YEAR ON ITEM 13, ALL SAID ITEMS BEING DESCRIBED IN THE NOTICE OF SUCH MEETING, DATED MAY 1, 2023, AND THE ACCOMPANYING PROXY STATEMENT, RECEIPT OF WHICH ARE ACKNOWLEDGED. THE UNDERSIGNED RATIFIES AND CONFIRMS ALL THAT SAID PROXIES OR THEIR SUBSTITUTES MAY LAWFULLY DO BY VIRTUE HEREOF. In their discretion, the named proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

(Continued and to be marked, dated and signed, on the other side)

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.

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